UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-08542
                                   ---------------------------------------------

THE SARATOGA ADVANTAGE TRUST
--------------------------------------------------------------------------------
                           (Exact name of registrant as specified in charter)

1101 STEWART AVENUE, SUITE 207, GARDEN CITY, NY 11530
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip code)

EMILE R. MOLINEAUX, GEMINI FUND SERVICES, LLC
150 MOTOR PARKWAY, SUITE 205, HAUPPAUGE, NY 11788
--------------------------------------------------------------------------------
                           (Name and address of agent for service)

Registrant's telephone number, including area code: 516-542-3000

Date of fiscal year end:  8/31
                        -------

Date of reporting period: 8/31/04
                          -------


ITEM 1.  REPORTS TO STOCKHOLDERS.





                                  THE SARATOGA
                                ADVANTAGE TRUST


                                [GRAPHIC OMITTED]


                          THE SARATOGA ADVANTAGE TRUST
                                  ANNUAL REPORT
                              AS OF AUGUST 31, 2004

                                 CLASS I SHARES


                                TABLE OF CONTENTS

Chairman's Letter                                                        Page  2
Investment Review                                                        Page  4
Schedules of Investments                                                 Page 27
Statements of Assets and Liabilities                                     Page 44
Statements of Operations                                                 Page 46
Statements of Changes in Net Assets                                      Page 48
Notes to Financial Statements                                            Page 53
Financial Highlights                                                     Page 68
Report of Registered Public Accounting Firm                              Page 74
Supplemental Information                                                 Page 75
Privacy Notice                                                           Page 79


        THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
           AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

                             TRUSTEES AND OFFICERS

Bruce E. Ventimiglia                         Trustee, Chairman, President & CEO
Richard E. Stierwalt                         Trustee & Vice Chairman
Patrick H. McCollough                        Trustee
Udo W. Koopmann                              Trustee
Floyd E. Seal                                Trustee
Stephen H. Hamrick                           Trustee
William B. Blundin                           Trustee
Stephen Ventimiglia                          Vice President & Secretary
Mark S. Marrone                              Treasurer & Chief Financial Officer
Michael J. Wagner                            Assistant Secretary
Andrew B. Rogers                             Assistant Treasurer


INVESTMENT MANAGER                           DISTRIBUTOR
Saratoga Capital Management, LLC             Aquarius Fund Distributors, LLC
1101 Stewart Avenue, Suite 207               4020 South 147th Street
Garden City, NY 11530-4808                   Omaha, NE 68137


TRANSFER AND SHAREHOLDER SERVICING AGENT     CUSTODIAN
Gemini Fund Services, LLC                    The Bank of New York
4020 South 147th Street, Suite 2             1 Wall Street, 25th Floor
Omaha, NE 68137                              New York, NY 10286

                          THE SARATOGA ADVANTAGE TRUST

                          Annual Report to Shareholders

October 23, 2004

Dear Shareholder:

      We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the "Trust"). This report covers the twelve months from September 1, 2003 through August 31, 2004.

                              TEN YEAR ANNIVERSARY

      I am delighted to report that on August 31, 2004 the Saratoga Advantage Trust reached a milestone -- its 10 year anniversary. While U.S. stock markets generally performed well and experienced many positive years of performance over the last 10 years, in 2002 they recorded their third consecutive down year for the first time since the 1939-1941 period.

      WE BELIEVE THAT SUCCESSFUL INVESTING REQUIRES DISCIPLINE AND PATIENCE. Try to stay focused on your long-term investment goals. Don't let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust's portfolios are managed by some of the world's leading institutional investment advisory firms. Combining the strength of the Trust's performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals. Thank you or helping us reach this important milestone.

                                ECONOMIC OVERVIEW

      The Gross Domestic Product (GDP) grew at an annualized rate of 3.3% during the second quarter of 2004. This is a reasonable rate of growth following the strong annualized growth rate of greater than 4% for each of the previous four quarters. We believe that the U.S. economy is doing quite well given the unrest and turmoil surrounding it, with almost every sector of our economy participating in the current expansion. Over the past 12 months the U.S. economy added about 1.7 million new jobs as reported by the Nonfarm Payroll Survey Establishment data, and the Household survey showed an addition of 3.9 million new jobs over the past 31 months bringing the unemployment rate down to 5.4% from a high of 6.3% in June 2003. One of the most significant differences in the two employment reports is that the Household data includes self-employed jobs which accounted for greater than 1 million new jobs in the Household report that are excluded from the Payroll report. The Federal Open Market Committee ("FOMC") raised its target for the Federal Funds Rate by 25 basis points (.25%) to 1.75% at its September 21, 2004 meeting. The Federal Reserve ("Fed") commented: "The Committee believes that, even after this action, the stance of monetary policy remains accommodative and, coupled with robust underlying growth in productivity, is providing ongoing support to economic activity. After moderating earlier this year partly in response to the substantial rise in energy prices, output growth appears to have regained some traction, and labor market conditions have improved modestly. Despite the rise in energy prices, inflation and inflation expectations have eased in recent months." We believe that the Fed is acknowledging that the U.S. economy is firm and is continuing to grow at a respectable rate. Finally, the purchases and sales of U.S. Treasury and federal agency securities are the Federal Reserve's principal tool for implementing monetary policy. The short-term objective for open market operations is determined by the FOMC. This objective can be a desired quantity of reserves or a desired price (the Federal Funds Rate). The Fed has recently increased its pace of purchasing government securities which should supply more currency in circulation as the Fed appears to be striving to provide ample stimulus for the current economic expansion to continue.

                                   NEW ADVISOR

      I am pleased to inform you that effective July 19, 2004 OpCap Advisors, a subsidiary of Oppenheimer Capital, is the new investment advisor of the Saratoga Advantage Trust's International Equity Portfolio. Oppenheimer Capital was established in 1969, and is a well respected investment advisor with total assets under management of over 21 billion dollars. Oppenheimer Capital advises pension trusts, profit-sharing trusts and endowments. Please visit our website at WWW.SARATOGACAP.COM for additional information.

                          ELECTRONIC DELIVERY AVAILABLE

      This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you'll receive an email with a link to your Saratoga Advantage Trust QUARTERLY STATEMENT, DAILY CONFIRMATIONS and/or SEMI-ANNUAL AND ANNUAL REPORTS each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It's up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

                            AUTOMATED ACCOUNT UPDATES

      I am pleased to inform you that you can get AUTOMATED UPDATES on your investments in the Saratoga Advantage Trust 24 HOURS A DAY, EVERYDAY, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

      Finally, you will find specific information on the investment strategy and performance of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Trust or your allocation of assets among the Trust's portfolios.

      We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,


/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

      Investors should carefully consider the investment objectives, risks, charges and expenses of the Saratoga Funds. This and other information about the Saratoga Funds is contained in the prospectus, which can be obtained by calling
(800) 807-FUND and should be read carefully before investing. Past performance is not indicative of future results.

      The Funds of the Saratoga Advantage Trust are distributed by Aquarius Fund Distributors, LLC, member NASD.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                      LARGE CAPITALIZATION VALUE PORTFOLIO

                                   Advised by:
                                 OpCap Advisors
                               New York, New York

OBJECTIVE: THE PORTFOLIO SEEKS TOTAL RETURN CONSISTING OF CAPITAL APPRECIATION AND DIVIDEND INCOME.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                                                                      LARGE
                                                                  CAPITALIZATION
                                                                 VALUE PORTFOLIO
                                                                    (CLASS I)
--------------------------------------------------------------------------------
Inception (Ten Year): 9/1/94 -- 8/31/04*                               8.95%
Five Year: 9/1/99 -- 8/31/04*                                          0.03%
One Year: 9/1/03 -- 8/31/04                                           12.02%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      The first part of the one-year period ending August 31, 2004, was characterized by the continued economic recovery as well as the tightening of interest rates by the Federal Reserve to prevent inflation. In the last few months, however, U.S. economic growth appeared to have fallen off while record-high oil prices kept the stock market down and led to what the Federal Reserve characterized as "soft patch."

      The Portfolio fared well with its telecommunication services, industrials and materials holdings due to strong stock selection, offset by the underperformance of its financial, technology and consumer discretionary positions.

      Among individual holdings, ConocoPhillips (5.6%) was the top contributor to performance with management continuing to deliver on its strategy to enhance returns. Other contributors included conglomerate Textron (2.9%), a new position in the period, and telecommunications company AT&T Wireless (0.0%). Conversely, chipmaker Intel (1.8%) was the largest detractor following weaker-than-expected second quarter earnings and a lower earnings outlook due to high inventory levels. Other detractors included discount retailer Dollar General (2.3%) and Electronic Data Systems (0.0%), a provider of information technology services.

      ExxonMobil (4.2%) was the largest new position we established in the one-year period ending August 31, 2004. This global energy company features the highest returns in the industry, and we believe it is undervalued in the context of sustainably higher-than-expected energy prices. Other new positions included financial companies American Express (2.1%) and Bank of America (2.2%). We eliminated electric utility Exelon as it had neared our estimate of its intrinsic value. Other sales included retailer Target and food processing company Kraft Foods.

      We continue to be overweight in the pro-cyclical consumer discretionary and materials sectors as we believe that the economy will reaccelerate. However, we did increase our energy weighting based on our view that oil prices are likely to stay higher than in the past as a result of growing demand from emerging markets and a natural decline in mature oil fields.


----------
* Annualized performance for periods greater than one year Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/04.

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
               LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]


                                   MSTAR Large
      DATE             LCV I      Value Average        S&P Barra Value
--------------------------------------------------------------------------------

    9/1/1994           10,000         10,000               10,000
   9/30/1994            9,720          9,769                9,695
   8/31/1995           12,360         13,239               11,963
   8/31/1996           14,798         16,028               14,085
   8/31/1997           19,440         20,366               19,315
   8/31/1998           19,627         23,034               19,241
   8/31/1999           23,520         24,593               25,803
   8/31/2000           23,406         25,655               28,209
   8/31/2001           25,180         24,708               25,898
   8/31/2002           18,598         20,072               20,575
   8/31/2003           21,026         22,263               23,487
   8/31/2004           23,555         26,649               27,265




                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

 [The following table was represented as a pie chart in the printed material.]


SIGNIFICANT AREAS OF INVESTMENT

--------------------------------------------- --------------
Automotive                                    1.08%
--------------------------------------------- --------------
Chemicals                                     1.42%
--------------------------------------------- --------------
Communications Equipment                      0.86%
--------------------------------------------- --------------
Computers & Peripherals                       2.81%
--------------------------------------------- --------------
Diversified Financials                        17.83%
--------------------------------------------- --------------
Diversified Telecommunication Services        2.38%
--------------------------------------------- --------------
Electronics                                   1.42%
--------------------------------------------- --------------
Hotels, Restaurants & Leisure                 2.20%
--------------------------------------------- --------------
Household/Personal Products                   2.26%
--------------------------------------------- --------------
Industrial Conglomerates                      6.05%
--------------------------------------------- --------------
Insurance                                     10.35%
--------------------------------------------- --------------
IT Consulting & Services                      0.31%
--------------------------------------------- --------------
Machinery/Instruments                         1.02%
--------------------------------------------- --------------
Manufacturing                                 2.62%
--------------------------------------------- --------------
Media                                         1.25%
--------------------------------------------- --------------
Metals & Mining                               5.93%
--------------------------------------------- --------------
Oil & Gas                                     11.34%
--------------------------------------------- --------------
Paper & Related Products                      3.51%
--------------------------------------------- --------------
Pharmaceuticals                               8.76%
--------------------------------------------- --------------
Retail                                        9.00%
--------------------------------------------- --------------
Semiconductor Equipment Products              3.86%
--------------------------------------------- --------------
Waste Disposition                             0.99%
--------------------------------------------- --------------
Other/Cash Equivalents                        2.75%
--------------------------------------------- --------------





----------
The Morningstar Large Value Average, as of August 31, 2004, consisted of 1,057 mutual funds comprised of large market capitalization value stocks. Investors may not invest in the Average directly.

The S&P/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with lower price-to-book ratios and is market capitalization weighted. The S&P/Barra Value Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                      LARGE CAPITALIZATION GROWTH PORTFOLIO

                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California
              OBJECTIVE: THE PORTFOLIO SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                                                                      LARGE
                                                                 CAPITALIZATION
                                                                GROWTH PORTFOLIO
                                                                    (CLASS I)
--------------------------------------------------------------------------------
Inception (Ten Year): 9/1/94 -- 8/31/04*                               4.34%
Five Year: 9/1/99 -- 8/31/04*                                        -11.82%
One Year: 9/1/03 -- 8/31/04                                           -6.90%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      Last year investors witnessed strong returns for the general stock market as many corporations exceeded Wall Street earnings expectations, and interest rates remained stable. 2004 has been more challenging as the positive effects of strong earnings have largely been offset by negative effects of lower price/earnings ratios caused by higher interest rates. Single digit market returns have been the result of this struggle. Today, the question investors are wrestling with is just how this struggle will be resolved. We believe that the key to the outcome is inflation.

      While nearly every day new data confirms the current economic recovery, the stock market has been tempered by several concerns. In particular, investors have been anxious about four topics -- an uncertain Middle East scene, higher interest rates, the presidential campaign and escalating oil prices. The result is a topsy-turvy market -- up one day, down the next -- technology stocks one day, consumer stocks the next.

      As the current economic expansion matures, we believe the pieces will fall into place for inflation to settle into a range between 2-3%. These pieces include monetary policies designed to slowly reverse the disinflationary trends of the late 1990s, a normalization of the pace of productivity, more modest growth in the supply of labor and capacity, and stronger global growth.

      Financial markets appear to have reached an inflection point in terms of their outlook for inflation. To that end, markets that were once dismissive of stronger than expected data as being an aberration, now hold weaker than expected data in similar regard. We believe that the impetus for that shift in psychology has been the strengthening in labor markets, higher commodity prices, near record corporate profitability, and commentary from various Federal Reserve officials. Harris Bretall believes that the recent rise in inflation statistics does not signal a return to worrisome price and unit labor cost trends, but is a normal manifestation of an improving economy.


----------
* Annualized performance for periods greater than one year Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
              LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]

                              LCG          MSTAR LARGE         S&P
                            CLASS I      GROWTH AVERAGE    BARRA GROWTH
                                                              INDEX

         9/1/1994           10,000           10,000          10,000
        9/30/1994            9,850            9,828           9,902
        8/31/1995           12,877           13,218          12,426
        8/31/1996           13,206           15,723          14,884
        8/31/1997           17,933           19,646          21,426
        8/31/1998           18,633           26,294          24,941
        8/31/1999           28,701           37,095          36,105
        8/31/2000           37,728           40,612          44,066
        8/31/2001           19,499           24,030          27,407
        8/31/2002           14,667           17,968          22,998
        8/31/2003           16,433           20,839          25,319
        8/31/2004           15,299           21,525          27,076






                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

 [The following table was represented as a pie chart in the printed material.]


SIGNIFICANT AREAS OF INVESTMENT

--------------------------------------------- --------------
Agriculture                                   4.86%
--------------------------------------------- --------------
--------------------------------------------- --------------
Automotive                                    0.98%
--------------------------------------------- --------------
--------------------------------------------- --------------
Casinos/Gaming                                1.66%
--------------------------------------------- --------------
--------------------------------------------- --------------
Computer Hardware                             5.21%
--------------------------------------------- --------------
--------------------------------------------- --------------
Computer Software                             3.11%
--------------------------------------------- --------------
--------------------------------------------- --------------
Cosmetics/Toiletries                          4.51%
--------------------------------------------- --------------
--------------------------------------------- --------------
E-Commerce                                    5.70%
--------------------------------------------- --------------
--------------------------------------------- --------------
Electronics                                   1.10%
--------------------------------------------- --------------
--------------------------------------------- --------------
Financial Services                            4.29%
--------------------------------------------- --------------
--------------------------------------------- --------------
Foods/Beverages                               1.54%
--------------------------------------------- --------------
--------------------------------------------- --------------
Hotels, Motels/Travel Services                1.08%
--------------------------------------------- --------------
--------------------------------------------- --------------
Insurance                                     2.20%
--------------------------------------------- --------------
--------------------------------------------- --------------
Integrated Circuits                           2.21%
--------------------------------------------- --------------
--------------------------------------------- --------------
Machinery                                     1.37%
--------------------------------------------- --------------
--------------------------------------------- --------------
Manufacturing                                 6.16%
--------------------------------------------- --------------
--------------------------------------------- --------------
Medical Products                              3.27%
--------------------------------------------- --------------
--------------------------------------------- --------------
Multimedia                                    3.65%
--------------------------------------------- --------------
--------------------------------------------- --------------
Oil                                           2.18%
--------------------------------------------- --------------
--------------------------------------------- --------------
Networking Products                           5.10%
--------------------------------------------- --------------
--------------------------------------------- --------------
Pharmaceuticals                               11.20%
--------------------------------------------- --------------
--------------------------------------------- --------------
Railroads                                     3.48%
--------------------------------------------- --------------
--------------------------------------------- --------------
Retail                                        7.76%
--------------------------------------------- --------------
--------------------------------------------- --------------
Semiconductor                                 7.34%
--------------------------------------------- --------------
--------------------------------------------- --------------
Steel                                         2.62%
--------------------------------------------- --------------
--------------------------------------------- --------------
Telecom                                       3.42%
--------------------------------------------- --------------
--------------------------------------------- --------------
Wholesale Distribution                        2.59%
--------------------------------------------- --------------
--------------------------------------------- --------------
Other/Cash Equivalents                        1.41%
--------------------------------------------- --------------


----------
The Morningstar Large Growth Average, as of August 31, 2004, consisted of 1,313 mutual funds comprised of large market capitalization growth stocks. Investors may not invest in the Average directly.

The S&P/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. This unmanaged Index contains stocks with higher price-to-book ratios and is market capitalization weighted. The S&P/Barra Growth Index does not include fees and expenses, and investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                          MID CAPITALIZATION PORTFOLIO

                                   Advised by:
                     Caterpillar Investment Management Ltd.
                                Peoria, Illinois

         OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                                                                        MID
                                                                  CAPITALIZATION
                                                                     PORTFOLIO
                                                                     (CLASS I)
--------------------------------------------------------------------------------
Inception: 1/07/03 -- 8/31/04*                                         19.15%
One Year: 9/1/03 -- 8/31/04                                            10.48%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      We attribute much of the recent stock market weakness to heightened investor concerns about possible terrorist activities, the presidential election, rising oil prices and less-than-enthusiastic earnings guidance from a number of technology companies. Prompted by those concerns, over the last six months investors rotated assets into more defensive companies, and as one would expect, value stocks generally outperformed growth stocks by a wide margin.

EARNINGS DISCONNECT FROM STOCK PRICES

      Corporate earnings overall have been good for several years, and they accelerated right through the second quarter of 2004. The problem as far as stock prices are concerned is not the earnings, but the contraction of the valuation multiple that investors are applying to future earnings. After watching earnings generally grow in excess of 25% in 2003 and 20% estimated for 2004, investors are recognizing that growth will probably slow to a more moderate pace in 2005. The disconnect between earnings and market valuation seems a little extreme to us. We believe we have reached a valuation level that will be unlikely to contract further this year. Barring oil reaching $60 per barrel or another terrorist attack, the growth in earnings will likely move the stock market to higher levels.

      We have witnessed several behavioral changes in investors over the last six years, and we may see another change during the next several years: a change from overly cautious to rational investing. To us, the undervaluation of stocks today looks like the mirror image of the extreme overvaluation that accompanied the great tech bubble of the 1990s. This suggests that we may still be paying the price of past extremes as many analysts and investors alike, still reeling from the effects of the bubble, remain ultra cautious about the future. While such concerns are real and cannot be dismissed, the stock market may be discounting the reality of some excellent cash earnings.

THE PORTFOLIO

      The slight growth bent in the Portfolio detracted the most from performance as a number of technology companies produced disappointing quarterly earnings reports and lacked strong conviction for the remaining part of 2004. A number of energy, consumer and REIT securities helped performance in 2004. In our opinion, the Saratoga Midcap Portfolio is positioned to participate in any potential market advances over the next 6 months.

*     Annualized performance for periods greater than one year

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
                   MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]



      DATE          MID CAP I       S&P 500     Russell Midcap    MSTAR MIDCAP
                                                                  BLEND AVERAGE
-------------------------------  -----------    ---------------   ------------

   1/7/2003         10,000         10,000         10,000          10,000
  1/31/2003          9,384          9,282          9,431           9,000
  8/31/2003         12,079         11,051         11,980          11,323
  8/31/2004         13,345         12,318         13,812          12,974




                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

 [The following table was represented as a pie chart in the printed material.]


Significant Areas of Investment

--------------------------------------------- --------------
Agriculture - Fish & Ranch                    1.04%
--------------------------------------------- --------------
--------------------------------------------- --------------
Auto Parts - Original Equipment               1.71%
--------------------------------------------- --------------
--------------------------------------------- --------------
Banks                                         5.47%
--------------------------------------------- --------------
--------------------------------------------- --------------
Chemicals                                     2.12%
--------------------------------------------- --------------
--------------------------------------------- --------------
Computer Services, Software & Systems         5.13%
--------------------------------------------- --------------
--------------------------------------------- --------------
Coal                                          1.83%
--------------------------------------------- --------------
--------------------------------------------- --------------
Consumer Products                             1.98%
--------------------------------------------- --------------
--------------------------------------------- --------------
Drugs & Pharmaceuticals                       5.57%
--------------------------------------------- --------------
--------------------------------------------- --------------
Electronic Equipment & Components             1.78%
--------------------------------------------- --------------
--------------------------------------------- --------------
Electronics - Semiconductors/Components       5.07%
--------------------------------------------- --------------
--------------------------------------------- --------------
Financial Miscellaneous                       2.82%
--------------------------------------------- --------------
--------------------------------------------- --------------
Financial Data Processing Services            1.96%
--------------------------------------------- --------------
--------------------------------------------- --------------
Forest Products                               1.64%
--------------------------------------------- --------------
--------------------------------------------- --------------
Health Care Services                          2.06%
--------------------------------------------- --------------
--------------------------------------------- --------------
Hotels & Motels                               1.91%
--------------------------------------------- --------------
--------------------------------------------- --------------
Human Resources                               1.27%
--------------------------------------------- --------------
--------------------------------------------- --------------
Identification Control & Filter Devices       2.14%
--------------------------------------------- --------------
--------------------------------------------- --------------
Insurance - Multi Line                        5.58%
--------------------------------------------- --------------
--------------------------------------------- --------------
Investment Management                         1.70%
--------------------------------------------- --------------
--------------------------------------------- --------------
Management Resources                          0.78%
--------------------------------------------- --------------
--------------------------------------------- --------------
Manufacturing                                 5.12%
--------------------------------------------- --------------
--------------------------------------------- --------------
Medical Services/Products                     4.08%
--------------------------------------------- --------------
--------------------------------------------- --------------
Metals & Mining                               3.09%
--------------------------------------------- --------------
--------------------------------------------- --------------
Multi-Sector Companies                        1.99%
--------------------------------------------- --------------
--------------------------------------------- --------------
Oil- Crude Producers                          2.42%
--------------------------------------------- --------------
--------------------------------------------- --------------
Paper & Paper Products                        1.55%
--------------------------------------------- --------------
--------------------------------------------- --------------
Radio & TV Broadcasters                       1.89%
--------------------------------------------- --------------
--------------------------------------------- --------------
Real Estate Investment Trusts (REITs)         4.49%
--------------------------------------------- --------------
--------------------------------------------- --------------
Restaurants                                   4.78%
--------------------------------------------- --------------
--------------------------------------------- --------------
Retail                                        9.18%
--------------------------------------------- --------------
--------------------------------------------- --------------
Truckers                                      1.87%
--------------------------------------------- --------------
--------------------------------------------- --------------
Utilities - Electrical                        2.26%
--------------------------------------------- --------------
--------------------------------------------- --------------
Other/Cash Equivalents                        3.72%
--------------------------------------------- --------------



The Morningstar Mid Capitalization Blend Average as of August 31, 2004, consisted of 385 mutual funds comprised of mid market capitalization stocks. Investors may not invest in the Average directly.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a total market capitalization range of approximately $10.8 billion to $1.3 billion. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                         SMALL CAPITALIZATION PORTFOLIO

                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

          OBJECTIVE: THE PORTFOLIO SEEKS MAXIMUM CAPITAL APPRECIATION.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                                                                       SMALL
                                                                  CAPITALIZATION
                                                                     PORTFOLIO
                                                                     (CLASS I)
--------------------------------------------------------------------------------
Inception (Ten Year): 9/1/94 -- 8/31/04*                               10.69%
Five Year: 9/1/99 -- 8/31/04*                                          12.22%
One Year: 9/1/03 -- 8/31/04                                            17.08%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      For the fiscal year ended August 31, 2004, the Saratoga Advantage Trust Small Capitalization Portfolio outpaced the return posted by the small-cap Russell 2000 Index. While challenges will almost certainly continue, we will persist in our search for undervalued situations upon which we can capitalize for the Portfolio's benefit.

      The fiscal year began with a continuation of the low-quality-stock rally that characterized calendar 2003. As noted in our annual letter a year ago, "...THIS LOW-QUALITY PHENOMENON TYPICALLY LASTS FOR MONTHS, NOT YEARS, AND WE EXPECT THE PENDULUM LIKELY WILL BEGIN TO SWING THE OTHER WAY IN THE NEAR TERM." Indeed, the low-quality-stock rally fizzled this past spring and higher-quality issues came to the fore. As the economy expands at a slower pace, companies exhibiting a pattern of less volatile, more consistent earnings growth should continue to curry favor from investors. We believe that the omnipresent terrorist threat, with which we unfortunately live, adds to the appeal of such investments. In addition, a rising interest-rate environment that features a flattening of the yield curve should keep the pressure on financial services stocks, particularly those in the small-cap arena. Furthermore, while commodity prices are likely to recede somewhat in the near future, energy stocks remain attractive over the intermediate-to-longer term to us. With the clear exception of the significant underweight to the financial services sector, the Portfolio is well balanced, with good exposure to energy and relatively defensive positions. As always, we will remain vigilant in our search for undervalued stocks that offer extraordinary returns.


----------
*     Annualized performance for periods greater than one year

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
                  SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]



   DATE              SC I             MSTAR SMALL        Russell 2000
                                     BLEND AVERAGE
--------------------------------------------------------------------------------

  9/1/1994           10,000             10,000             10,000
 9/30/1994            9,730             10,000             10,017
 8/31/1995           12,638             11,963             12,145
 8/31/1996           14,031             13,595             13,459
 8/31/1997           16,567             18,288             17,356
 8/31/1998           11,495             15,020             13,990
 8/31/1999           15,508             18,581             17,957
 8/31/2000           20,068             23,490             22,833
 8/31/2001           20,768             23,264             20,178
 8/31/2002           19,641             21,280             17,063
 8/31/2003           23,568             27,288             22,025
 8/31/2004           27,594             30,953             24,526











                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

 [The following table was represented as a pie chart in the printed material.]




Significant Areas of Investment

------------------------------------------------- ----------
Automotive Equipment & Manufacturing              3.23%
------------------------------------------------- ----------
------------------------------------------------- ----------
Chemicals                                         4.24%
------------------------------------------------- ----------
------------------------------------------------- ----------
Collectibles                                      2.65%
------------------------------------------------- ----------
------------------------------------------------- ----------
Construction                                      6.80%
------------------------------------------------- ----------
------------------------------------------------- ----------
Containers & Packaging                            3.38%
------------------------------------------------- ----------
------------------------------------------------- ----------
Electrical Products                               3.26%
------------------------------------------------- ----------
------------------------------------------------- ----------
Electronic Components                             3.31%
------------------------------------------------- ----------
------------------------------------------------- ----------
Energy & Utilities                                3.84%
------------------------------------------------- ----------
------------------------------------------------- ----------
Household Products                                5.90%
------------------------------------------------- ----------
------------------------------------------------- ----------
Insurance - Life & Health                         5.31%
------------------------------------------------- ----------
------------------------------------------------- ----------
Manufacturing                                     10.37%
------------------------------------------------- ----------
------------------------------------------------- ----------
Medical Products                                  9.73%
------------------------------------------------- ----------
------------------------------------------------- ----------
Oil & Gas                                         10.10%
------------------------------------------------- ----------
------------------------------------------------- ----------
Pharmaceuticals & Pharmacy Services               2.13%
------------------------------------------------- ----------
------------------------------------------------- ----------
Real Estate Investment Trusts (REITs)             0.85%
------------------------------------------------- ----------
------------------------------------------------- ----------
Restaurants                                       5.23%
------------------------------------------------- ----------
------------------------------------------------- ----------
Retail                                            6.83%
------------------------------------------------- ----------
------------------------------------------------- ----------
Semiconductor                                     2.55%
------------------------------------------------- ----------
------------------------------------------------- ----------
Trucking                                          7.01%
------------------------------------------------- ----------
------------------------------------------------- ----------
Other/Cash Equivalents                            3.28%
------------------------------------------------- ----------

----------
The Morningstar Small Blend Average, as of August 31, 2004, consisted of 442 mutual funds comprised of small market capitalization stocks. Investors may not invest in the Average directly.

The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks which are included in the Russell 3000 Index.

The common stocks included in the Russell 2000 Index represent approximately 10% of the U.S. equity market as measured by market capitalization.

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                         INTERNATIONAL EQUITY PORTFOLIO

                                   Advised by:
                                 OpCap Advisors
                               New York, New York

         OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                                                                   INTERNATIONAL
                                                                      EQUITY
                                                                     PORTFOLIO
                                                                     (CLASS I)
--------------------------------------------------------------------------------
Inception (Ten Year): 9/1/94 -- 8/31/04*                                0.24%
Five Year: 9/1/99 -- 8/31/04*                                          -5.71%
One Year: 9/1/03 -- 8/31/04                                            20.99%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      On July 19, 2004 OpCap Advisors became the new investment advisor of the Portfolio. Among individual holdings, Continental AG (2.3%) was the top contributor to performance since OpCap began managing the Portfolio. The German auto-parts manufacturer rose on earnings that exceeded market expectations. The company also reported operating margin improvements, affirming our thesis that its cost-reduction initiatives and higher-value-added products are driving accelerating earnings. Other contributors included financials company Barclays (2.9%) and retailer Tesco (3.3%), both from Britain. Conversely, Japanese wireless telecom company NTT DoCoMo (4.4%) was the largest detractor since OpCap began managing the Portfolio. NTT's stock price declined following an operational earnings warning. OpCap views the decline as excessive given the company's excellent overall profitability. Other detractors included Olympus (1.0%), a manufacturer of opto-electronic products, and tech hardware manufacturer NEC Corp (1.0%). The latter struggled due to an adverse reaction to an unexpected increase in capital spending at one of its subsidiaries.

      OpCap continues to believe that stocks are well positioned to benefit from a healthy, long-lasting economic run. Volatile energy prices and a tapering economy have delayed the expansion, and geopolitical events and rising interest rates may bring about further choppiness in stock prices. In this environment, OpCap is emphasizing risk, and its present bias is toward high-quality companies that they believe will responsibly manage the changing fundamental environment.


----------
* Annualized performance for periods greater than one year Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/04.

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares. The fund contains international securities that may provide the opportunity for greater return but also have special risks associated with foreign investing including fluctuations in currency, government regulation, differences in accounting standards and liquidity.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
                  INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARK

 [The following table was represented as a line graph in the printed material.]

                                       MSCI
      DATE              IE I           EAFE
----------------------------------------------------

   9/1/1994           10,000          10,000
  9/30/1994            9,700           9,648
  8/31/1995            9,339          10,169
  8/31/1996            9,683          10,883
  8/31/1997           11,076          12,162
  8/31/1998           11,296          12,982
  8/31/1999           13,748          16,814
  8/31/2000           16,597          18,643
  8/31/2001           10,645          14,072
  8/31/2002            8,282          11,850
  8/31/2003            8,469          13,108
  8/31/2004           10,247          15,887




                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

 [The following table was represented as a pie chart in the printed material.]


Significant Areas of Investment

--------------------------------------------- --------------
Austria                                       1.64%
--------------------------------------------- --------------
--------------------------------------------- --------------
Canada                                        3.22%
--------------------------------------------- --------------
--------------------------------------------- --------------
France                                        16.70%
--------------------------------------------- --------------
--------------------------------------------- --------------
Germany                                       9.19%
--------------------------------------------- --------------
--------------------------------------------- --------------
Italy                                         4.17%
--------------------------------------------- --------------
--------------------------------------------- --------------
Japan                                         25.12%
--------------------------------------------- --------------
--------------------------------------------- --------------
Liberia                                       2.60%
--------------------------------------------- --------------
--------------------------------------------- --------------
Sweden                                        2.00%
--------------------------------------------- --------------
--------------------------------------------- --------------
Switzerland                                   4.87%
--------------------------------------------- --------------
--------------------------------------------- --------------
United Kingdom                                29.44%
--------------------------------------------- --------------
--------------------------------------------- --------------
Other/cash Equivalents                        1.05%
--------------------------------------------- --------------



----------
MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of April 2004 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index does not include fees and expenses, and investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                        HEALTH & BIOTECHNOLOGY PORTFOLIO

                                   Advised by:
                   UBS Global Asset Management (Americas) Inc.
                                Chicago, Illinois

            OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                                                                      HEALTH &
                                                                   BIOTECHNOLOGY
                                                                     PORTFOLIO
                                                                     (CLASS I)
--------------------------------------------------------------------------------
Inception: 1/28/03 -- 8/31/04*                                          8.54%
One Year: 9/1/03 -- 8/31/04                                             9.82%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      Political issues affected drug stocks during the fiscal year that ended August 31, 2004. The proposed legislation to allow the reimportation of drugs and the presidential election created uncertainty among investors.

PORTFOLIO CHANGES

      We built up a position in Mylan (1.8%) during the year. We believe that the company possesses structural competitive advantages derived from its healthy portfolio of enormous Paragraph IV pipeline candidates, augmented by a select group of highly targeted proprietary compound opportunities. We also increased our position in Roche (6.0%), which, in our view, is well positioned in the very profitable and high growth oncology market. We expect double-digit earnings per share growth for this company in the coming years driven by revenue growth and operating margin expansion. We also have a positive outlook for Nobel Biocare (1.9%) and added it to the Portfolio. The global dental implant market has experienced substantial growth over the past 5 years, which we expect to continue for many years to come. We expect market growth for dental implants to accelerate over the next few years to reach a value beyond $2 billion in 2008 (compared to $1.1 billion in 2003).

      We financed our purchases with the proceeds from Baxter International, which we sold when we became concerned about the state of the company's plasma business. We also sold our position in Cardinal Health before the company announced a meaningful earnings shortfall for the current year and an expansion of the ongoing formal SEC investigation into its core distribution business.

OUTLOOK

      We believe drug valuations look fairly reasonable on several measures, limiting the potential downside in the sector. Relative price/earnings ratios for drug makers are at the low end of their historical range. In our view, dividend yields are also attractive and higher than the general market yield. Also, in our opinion, the sector provides diversification and stability, plus the potential for high growth. Further positive aspects are the cost reduction initiatives and the sector's earnings predictability. However, we believe pricing pressures from health-care reform in Europe and Japan will pose challenges as will continued political and regulatory pressure on the industry, high marketing costs, high research and development costs, failures in the pipeline, and generic risks.


----------
* Annualized performance for periods greater than one year Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/04.

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
                 HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]


      DATE             H&B I           S&P 500      MSCI World Healthcare Index
--------------------------------------------------------------------------------

     1/28/2003          10,000           10,000               10,000
     1/31/2003          10,073            9,971               10,000
     8/31/2003          10,373           11,872               10,000
     8/31/2004          11,391           13,232               11,326



                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

 [The following table was represented as a pie chart in the printed material.]

Significant Areas of Investment

--------------------------------------------- --------------
Biotechnology                                 17.09%
--------------------------------------------- --------------
--------------------------------------------- --------------
Diversified Financials                        1.77%
--------------------------------------------- --------------
--------------------------------------------- --------------
Healthcare - Equipment & Supplies             7.83%
--------------------------------------------- --------------
--------------------------------------------- --------------
Healthcare - Providers & Service              6.17%
--------------------------------------------- --------------
--------------------------------------------- --------------
Pharmaceuticals                               63.71%
--------------------------------------------- --------------
--------------------------------------------- --------------
Other/Cash Equivalents                        3.43%
--------------------------------------------- --------------



----------
The MSCI World Healthcare Index is a free float-adjusted market capitalization index that is designed to measure global developed healthcare equity performance. As of April 2003 the MSCI World Healthcare Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses.

The S&P 500TM Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                      TECHNOLOGY & COMMUNICATIONS PORTFOLIO

                                   Advised by:
                            Columbus Circle Investors
                              Stamford, Connecticut

           OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                                                                   TECHNOLOGY &
                                                                  COMMUNICATIONS
                                                                    PORTFOLIO
                                                                    (CLASS I)
--------------------------------------------------------------------------------
Inception: 1/07/03 -- 8/31/04*                                         1.73%
One Year: 9/1/03 -- 8/31/04                                          -14.48%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      The Portfolio ended the August 2004 year on a negative note. The negative one year return was due to the technology sell off in the second quarter of 2004 through August. Economic growth slowed during the middle part of the year due to rising interest rates, higher oil prices and political uncertainties. Consumer and enterprise driven stocks such as semiconductors and enterprise software felt the brunt of the slowdown. Among the worst hit stocks were Intel (4.6%), Veritas Software (1.4%), Oracle (2.5%), Mindspeed (0.0%) and Peoplesoft (2.0%). Telecom equipment was the bright spot as the top five stocks for the year (Juniper (4.5%), Netscreen (0.0%), Nokia (1.6%), Qualcomm (4.5%), and Advanced Fiber (0.0%)) saw healthy gains due to carrier needs to build out next-generation networks.

      On the bright side, looking forward, we see improving fundamentals in 2005, if interest rates abate and oil increases slow, and as we move beyond the U.S. elections. As always, the Portfolio will continue to focus on dynamic companies in attractive markets that should benefit from positive industry dynamics and dominant secular trends. The emerging themes we remain focused on are Next-Generation carrier data spending (Voice over IP, EVDO, Fiber to the Home and Wideband Code Division Multiple Access (WCDMA)). Online advertising and emerging consumer trends such as satellite radio, car navigation and MP3 players. The Portfolio is poised to capitalize on these themes, the resurgent IT spending environment, emerging technologies and cost cutting measures implemented over the last three years.


----------
* Annualized performance for periods greater than one year Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/04.

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
              TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]



                                                       Lipper Science &
  DATE          TECH I          S&P 500                 Technology Fund Index
 --------------------------    ----------       --------------------------------

    1/8/2003       10,000         10,000                       10,000
   1/31/2003        8,959          9,282                        9,309
   8/31/2003       12,029         11,051                       12,969
   8/31/2004       10,287         12,318                       12,178




                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

 [The following table was represented as a pie chart in the printed material.]


Significant Areas of Investment

--------------------------------------------- --------------
Consumer Discretionary                        4.97%
--------------------------------------------- --------------
--------------------------------------------- --------------
Information Technology                        83.09%
--------------------------------------------- --------------
--------------------------------------------- --------------
Telecommunication Services                    8.33%
--------------------------------------------- --------------
--------------------------------------------- --------------
Other/Cash Equivalents                        3.61%
--------------------------------------------- --------------



----------
The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index directly.

The S&P 500TM Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                       ENERGY & BASIC MATERIALS PORTFOLIO

                                   Advised by:
                     Caterpillar Investment Management Ltd.
                                Peoria, Illinois

           OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                                                                  ENERGY & BASIC
                                                                     MATERIALS
                                                                     PORTFOLIO
                                                                     (CLASS I)
--------------------------------------------------------------------------------
Inception: 1/07/03 -- 8/31/04*                                         19.98%
One Year: 9/1/03 -- 8/31/04                                            24.12%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      Indexes representing the various materials, oil, natural gas and the oil service companies have outperformed the broader market for the last six months. Continued strength in the various commodities markets have supported and moved stock prices higher. It is unlikely that we will see the price of oil in the teens any time soon. Violence in the Middle East and specifically in Iraq is the main contributor to high oil prices today. The supply-risk premium is lasting much longer and is having a greater effect than most investors predicted. Following the general market assumption, we believe that sustainable oil prices are now in the mid $30s instead of the mid $20s.

      As of today, global demand for energy products continues to grow with little spare capacity to produce more oil. At the same time OPEC has been able to keep the market in tight supply by cutting back production as needed. One of the biggest risks to managing this sector is a shift in demand. With oil prices at this level, it would come as no surprise to see demand weaken as consumers begin changing consumption habits. This may take some of the pricing pressure off a little, but not enough to change the bigger picture. Big general merchandise stores have already indicated that high energy prices have hurt sales. Interestingly, oil prices would need to climb to above $80 to match the inflation-adjusted levels of the 1980s.

      There appears to be a shift in capital spending budgets of the major integrated oil companies to apply more cash to reserve replacement. Until recently, much of the excess cash has been used to increase share buybacks and dividends for shareholders. We suspected it was only a matter of time before we would see a shift in capital spending.

PORTFOLIO CHANGES

      While we were a little early in our purchase of drilling stocks, our investment in Transocean (3.9%), Noble Corporation (2.8%), Global Santa Fe (2.7%) and Rowan Companies (3.6%) is starting to pay off. We expect the increasing demand for drilling rigs will also increase the share prices of these deep-water drilling companies. We increased our overall allocation to energy within the Portfolio to 50%, up from 40% a few months ago. We began making the shift after we examined the attractive longer-term outlook for oil prices. The remaining half of the Portfolio is invested in a number of companies in the chemical, paper, aluminum and copper industries.


----------
* Annualized performance for periods greater than one year Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/04.

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
                ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]



                     ENERGY &                                Lipper Natural
    DATE        BASIC MATERIALS I         S&P 500          Resource Fund Index
-----------------------------------   --------------     -----------------------

   1/8/2003          10,000              10,000                10,000
  1/31/2003           9,716               9,282                 9,953
  8/31/2003          10,874              11,051                11,399
  8/31/2004          13,498              12,318                14,713



                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

  [The following table was represented as a pie chart in the printed material.]


Significant Areas of Investment

------------------------------------------------- ----------
Chemicals                                         11.50%
------------------------------------------------- ----------
------------------------------------------------- ----------
Coal                                              7.10%
------------------------------------------------- ----------
------------------------------------------------- ----------
Containers & Packaging/Paper & Plastics           3.29%
------------------------------------------------- ----------
------------------------------------------------- ----------
Metals & Mining                                   24.72%
------------------------------------------------- ----------
------------------------------------------------- ----------
Oil - Crude Producers                             8.25%
------------------------------------------------- ----------
------------------------------------------------- ----------
Oil - Drilling Service                            11.53%
------------------------------------------------- ----------
------------------------------------------------- ----------
Oil - Equipment & Services                        11.72%
------------------------------------------------- ----------
------------------------------------------------- ----------
Oil - Integrated Domestic                         6.38%
------------------------------------------------- ----------
------------------------------------------------- ----------
Oil - Integrated International                    3.63%
------------------------------------------------- ----------
------------------------------------------------- ----------
Paper                                             4.43%
------------------------------------------------- ----------
------------------------------------------------- ----------
Real Estate Investment Trusts (REITs)             3.60%
------------------------------------------------- ----------
------------------------------------------------- ----------
Other/Cash Equivalents                            3.85%
------------------------------------------------- ----------



----------
The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index directly.

The S&P 500TM Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                          FINANCIAL SERVICES PORTFOLIO

                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California

           OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                                                                       FINANCIAL
                                                                        SERVICES
                                                                       PORTFOLIO
                                                                       (CLASS I)
--------------------------------------------------------------------------------
Inception: 1/07/03 -- 8/31/04*                                           10.42%
One Year: 9/1/03 -- 8/31/04                                               5.89%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      Earnings and the stock market performed in-line with our expectations when we wrote our annual commentary last September. Approximately 20% earnings growth for the S&P 500 Index over the last year, ended August 31, 2004, drove about a 13% increase in the S&P 500 Index. The first half, however, came in stronger than we expected, thus the S&P 500 Index rose 13% in the six months ended March 31, 2004. As the economy and earnings slowed from a recovery pace to a more sustainable but slower pace, stock prices were basically unchanged for the six months ended September 30, 2004. A slowing pace of upward earnings estimate revisions and difficult comparisons against strong growth over the last year put S&P 500 Index earnings on a pace to increase a much slower 5%-10% in 2005 in our opinion.

      We expect interest rates to rise over the next year as the economy continues to expand and the Federal Reserve steadily pushes up the rates at which they lend money. We continue to position the Portfolio to capitalize on five major financial services themes. These themes are: rising interest rates and stock market, mergers & acquisitions recovery, demographics, rising home ownership and increased use of credit and debit cards.

      When capitalizing on themes, we use a stock ranking process which is a bottom-up, fundamental approach, executed in a disciplined manner. Our aim is to understand how much growth a company is projected to have, what we have to pay to get that growth, what risks are inherent in those earnings and how management views its stock.

----------
*     Annualized performance for periods greater than one year

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
                   FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]



    DATE    FINANCIALSERV     S&P 500           Lipper Financial Services
--------------------------     -------      ------------------------------------

     1/8/2003     10,000      10,000                     10,000
    1/31/2003      9,164       9,282                      9,478
    8/31/2003     11,118      11,051                     11,281
    8/31/2004     11,772      12,318                     13,043




                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

  [The following table was represented as a pie chart in the printed material.]

Significant Areas of Investment

--------------------------------------------- --------------
Banks                                         11.32%
--------------------------------------------- --------------
--------------------------------------------- --------------
Business Services                             4.68%
--------------------------------------------- --------------
--------------------------------------------- --------------
Diversified Financials                        22.27%
--------------------------------------------- --------------
--------------------------------------------- --------------
Finance - Commercial & Consumer Lending       23.15%
--------------------------------------------- --------------
--------------------------------------------- --------------
Finance - Investment Banking/Brokerage        14.52%
--------------------------------------------- --------------
--------------------------------------------- --------------
Insurance                                     21.82%
--------------------------------------------- --------------
--------------------------------------------- --------------
Other/Cash Equivalents                        2.24%
--------------------------------------------- --------------



----------
The Lipper Financial Services Fund Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index directly.

The S&P 500TM Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

          OBJECTIVE: THE PORTFOLIO SEEKS CURRENT INCOME AND REASONABLE
                            STABILITY OF PRINCIPAL.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                                                                     INVESTMENT
                                                                    QUALITY BOND
                                                                      PORTFOLIO
                                                                      (CLASS I)
--------------------------------------------------------------------------------
Inception (Ten Year): 9/1/94 -- 8/31/04*                                 5.70%
Five Year: 9/1/99 -- 8/31/04*                                            6.24%
One Year: 9/1/03 -- 8/31/04                                              3.37%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      The fixed income markets remained quite volatile throughout the prior twelve month period that ended August 31, 2004, as interest rates adjusted to the varying economic environment. Specifically, the 10-year Treasury yield ranged from a low of 3.68% to a high of 4.87% (a range of 119 basis points) during the period. Clearly, investors struggled to find equilibrium with the extremely strong economic growth seen in the second half of 2003 and somewhat slower but still strong growth seen so far this year. In addition, the credit markets continued to reward weaker credits to a greater degree than higher quality credits as credit spreads tightened throughout the period.

      The Portfolio produced positive results during the last fiscal year. This year's performance came from a variety of sources. Our overweight in corporate instruments continued to serve the Portfolio well as corporate profit growth and economic prosperity continued. This scenario allows corporations' credit worthiness to improve as their interest coverage ratios increase. Our investment in inflation protection U.S. Treasuries (TIPS) provided some relative performance protection against inflation. These securities performed especially well during the first half of the period. Our use of callable agencies augmented the yield of the Portfolio without adding excessive risk to the overall Portfolio. Lastly, the Portfolio benefited from advantageous yield curve positioning.

      Looking forward, we believe that the fixed income markets will continue to be rewarding. Interest rates should migrate somewhat higher as the global economic environment continues to gain more self-sustainability. However, we believe that much of the rise in interest rates is already priced into the markets, thus we expect less volatility relative to last year. We also believe that returns for the coming year should remain healthy and that the Portfolio may provide some stability if the environment becomes uncertain.


----------
*     Annualized performance for periods greater than one year

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
                INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]




                                                          Lehman Intermediate
     DATE           IQB I     Lipper Short-Intermediate      Government/
                                    Investment             Credit Bond Index
--------------------------------------------------------------------------------

   9/1/1994        10,000               10,000                   10,000
  9/30/1994         9,902                9,948                    9,910
  8/31/1995        10,712               10,832                   10,949
  8/31/1996        11,058               11,329                   11,435
  8/31/1997        11,836               12,196                   12,400
  8/31/1998        12,688               13,138                   13,514
  8/31/1999        12,857               13,414                   13,811
  8/31/2000        13,607               14,209                   14,678
  8/31/2001        15,062               15,742                   16,481
  8/31/2002        16,278               16,583                   17,757
  8/31/2003        16,834               17,319                   18,689
  8/31/2004        17,401               18,066                   19,633



                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

  [The following table was represented as a pie chart in the printed material.]


Significant Areas of Investment

--------------------------------------------- --------------
U.S. Government and Agencies                  50.26%
--------------------------------------------- --------------
--------------------------------------------- --------------
Corporate Notes and Bonds                     45.77%
--------------------------------------------- --------------
--------------------------------------------- --------------
Other/Cash Equivalents                        3.97%
--------------------------------------------- --------------


----------
The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

The Lehman Intermediate Government/Credit Bond Index is composed of the bonds in the Lehman Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Lehman Government/Credit Bond Index consists of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                            MUNICIPAL BOND PORTFOLIO

                                   Advised by:
                                 OpCap Advisors
                               New York, New York

OBJECTIVE: THE PORTFOLIO SEEKS A HIGH LEVEL OF INTEREST INCOME THAT IS EXCLUDED
 FROM FEDERAL INCOME TAXATION TO THE EXTENT CONSISTENT WITH PRUDENT INVESTMENT
                  MANAGEMENT AND THE PRESERVATION OF CAPITAL.

--------------------------------------------------------------------------------
           TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                                                                     MUNICIPAL
                                                                  BOND PORTFOLIO
                                                                     (CLASS I)
--------------------------------------------------------------------------------
Inception (Ten Year): 9/1/94 -- 8/31/04*                                4.95%
Five Year: 9/1/99 -- 8/31/04*                                           5.41%
One Year: 9/1/03 -- 8/31/04                                             5.86%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      Despite the two interest rate hikes by the Federal Reserve (the "Fed") in the past three months, the bond market has displayed amazing resilience and long term rates have actually declined. Although the Fed has described the latest economic lull -- following a torrid pace of economic activity in the second quarter -- as a temporary "soft patch," bond investors have not been as convinced and have continued to buy bonds with longer maturities. This has had the effect of flattening the yield curve whereby longer-term interest rates have declined while shorter term rates have increased along with the Fed interventions. Throughout the past year, Asian central banks have continued to purchase U.S. Treasuries and Agency bonds which has been a major catalyst behind lower domestic interest rates. Municipal bonds have closely tracked Treasuries, as bonds with longer maturities have clearly outperformed shorter-term municipals. Furthermore, though municipal yields are historically very low, their relative value versus their taxable counterparts continues to be compelling to us.

      At the end of August, almost 80% of the bonds in the Saratoga Municipal Bond Portfolio were rated AAA indicating our continued emphasis on higher quality investments. With regards to duration, we mainly purchased municipals with maturities between 15 and 20 years which is the steepest part of the yield curve. General obligations holdings, at 30% of the Fund, constitute the largest sector within the Portfolio. This sector has performed well as the increase in economic activity has helped the states to begin to close their large deficits. California holdings, at close to 17% of the Fund and our largest state allocation, have been upgraded by both Moody's and Standard and Poor's as a result of an improved economy and a change of leadership.

      We sense that the Federal Reserve will continue to raise rates in an effort to reach a more neutral level of interest rates commensurate with the level of economic strength. Within this environment, we expect the yield curve to continue to flatten and longer dated municipals should continue to perform relatively well.


----------
*     Annualized performance for periods greater than one year

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

       A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
                     MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

 [The following table was represented as a line graph in the printed material.]




     DATE           MB I        Lipper General                Lehman Municipal
                           Municipal Debt Funds Index            Bond Index
--------------------------------------------------------------------------------

    9/1/1994       10,000            10,000                      10,000
   9/30/1994        9,829             9,845                       9,853
   8/31/1995       10,465            10,776                      10,887
   8/31/1996       10,976            11,316                      11,457
   8/31/1997       11,818            12,361                      12,516
   8/31/1998       12,792            13,424                      13,598
   8/31/1999       12,455            13,268                      13,666
   8/31/2000       13,212            13,981                      14,591
   8/31/2001       14,528            15,384                      16,078
   8/31/2002       15,110            16,106                      17,082
   8/31/2003       15,308            16,520                      17,618
   8/31/2004       16,205            17,650                      18,871




                        SIGNIFICANT AREAS OF INVESTMENT
                          AS A PERCENTAGE OF NET ASSETS

  [The following table was represented as a pie chart in the printed material.]

Significant Areas of Investment

--------------------------------------------- --------------
Arizona                                       2.43%
--------------------------------------------- --------------
--------------------------------------------- --------------
California                                    16.51%
--------------------------------------------- --------------
--------------------------------------------- --------------
Colorado                                      5.27%
--------------------------------------------- --------------
--------------------------------------------- --------------
District of Columbia                          2.97%
--------------------------------------------- --------------
--------------------------------------------- --------------
Georgia                                       2.15%
--------------------------------------------- --------------
--------------------------------------------- --------------
Maryland                                      3.86%
--------------------------------------------- --------------
--------------------------------------------- --------------
Massachusetts                                 2.04%
--------------------------------------------- --------------
--------------------------------------------- --------------
Nebraska                                      0.55%
--------------------------------------------- --------------
--------------------------------------------- --------------
New Hampshire                                 3.24%
--------------------------------------------- --------------
--------------------------------------------- --------------
New York                                      8.37%
--------------------------------------------- --------------
--------------------------------------------- --------------
North Carolina                                3.13%
--------------------------------------------- --------------
--------------------------------------------- --------------
North Dakota                                  2.42%
--------------------------------------------- --------------
--------------------------------------------- --------------
Ohio                                          3.77%
--------------------------------------------- --------------
--------------------------------------------- --------------
Pennsylvania                                  3.13%
--------------------------------------------- --------------
--------------------------------------------- --------------
Puerto Rico                                   2.54%
--------------------------------------------- --------------
--------------------------------------------- --------------
South Carolina                                3.03%
--------------------------------------------- --------------
--------------------------------------------- --------------
South Dakota                                  4.33%
--------------------------------------------- --------------
--------------------------------------------- --------------
Texas                                         11.76%
--------------------------------------------- --------------
--------------------------------------------- --------------
Utah                                          2.03%
--------------------------------------------- --------------
--------------------------------------------- --------------
Washington                                    3.38%
--------------------------------------------- --------------
--------------------------------------------- --------------
Wisconsin                                     10.38%
--------------------------------------------- --------------
--------------------------------------------- --------------
Other/Cash Equivalents                        2.71%
--------------------------------------------- --------------




----------
The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Investors may not invest directly in the Index.

The Lehman Brothers Municipal Bond Index consists of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristics: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Lehman Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

--------------------------------------------------------------------------------
INVESTMENT REVIEW
--------------------------------------------------------------------------------

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                                   Advised by:
                       Reich & Tang Asset Management, LLC
                                  New York, NY

 OBJECTIVE: THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO SEEKS TO PROVIDE MAXIMUM
          CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE MAINTENANCE
                  OF LIQUIDITY AND THE PRESERVATION OF CAPITAL.

                  ---------------------------------------------
                                                U.S. GOVERNMENT
                                                  MONEY MARKET
                        7-DAY                      PORTFOLIO
                  COMPOUND YIELD(1)                (CLASS I)
                  ---------------------------------------------
                       8/31/04                       0.25%
                  ---------------------------------------------

--------------------------------------------------------------------------------
          TOTAL AGGREGATE RETURN FOR THE PERIOD ENDED AUGUST 31, 2004
--------------------------------------------------------------------------------
                                                                 U.S. GOVERNMENT
                                                                   MONEY MARKET
                                                                    PORTFOLIO
                                                                     (CLASS I)
--------------------------------------------------------------------------------
Inception (Ten Year): 9/1/94 -- 8/31/04*                               3.39%
Five Year: 9/1/99 -- 8/31/04*                                          2.23%
One Year: 9/1/03 -- 8/31/04                                            0.04%
--------------------------------------------------------------------------------


                          PORTFOLIO ADVISOR COMMENTARY

      The Portfolio was invested primarily in U.S. Government Agency notes as of August 31, 2004.

      The Saratoga Portfolio's fiscal year 2003-2004 has experienced an unprecedented short-term yield market. This uncharted territory began with a Federal Funds target level of 1% and a Federal Open Market Committee ("FOMC") bias towards an economy pointing in the direction of disinflation.

      As the year progressed, so did the U.S. economy towards a more balanced position between inflationary and deflationary pressures. At the May 4, 2004 FOMC meeting the first hint of Mr. Greenspan's intentions came in the form of a change in the language of the FOMC's released statement. The FOMC no longer felt it could be "patient in removing its policy accommodation," but that it had begun to believe "that policy accommodation can be removed at a pace that is likely to be measured." Therefore, at the June 30th and August 10th FOMC gatherings the Federal Reserve gave our short-term market two equal tightenings of 25 basis points (.25%) to increase the Federal Funds target rate to 1.50% and they have continued to communicate their intentions to continue along this "measured" path.

      The most notable result of these events has been the lessening of the spread in interest rates between the short and long end of our money market yield curve. We believe that this change can be attributed to a few recent question marks that the market has placed on the FOMC's future need to continue with their current "measured" policy of rate increases. Many believe the FOMC has 25 basis points increases planned for at least two of the last three meetings in 2004 and that they must then reevaluate their target Fed Funds level for the first quarter of 2005. In our opinion, this prediction is the direct result of some recent economic data releases that continue to mask the level of inflationary pressures, as well as the true rate of acceleration in this stage of our economy's growth period. These confusing releases have shown us: 1) a reduction in manufacturing productivity and inventories, 2) record setting oil prices, and 3) a decrease in the Producer Price Index and an increase in the Consumer Price Index.

      As a result, it is our belief that interest rates in the longer-end have fallen well below their true value and they do not reflect the true short-term yield curve. Therefore, we will remain cautious with the duration of our purchases in order to take the greatest advantage of future improvements in short-term interest rates.

      AN INVESTMENT IN THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.


----------
(1) The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

      * Annualized performance for periods greater than one year

      Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.


AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO

  SHARES                                                               VALUE
----------                                                          -----------
            COMMON STOCKS (97.25%):
            AUTOMOTIVE (1.08%):
    10,900  Harley-Davidson, Inc.+                                  $   665,118
                                                                    -----------
            CHEMICALS (1.42%):
    20,800  E.I. Du Pont de Nemours and Co.                             879,008
                                                                    -----------
            COMMUNICATIONS EQUIPMENT (0.86%):
   171,700  JDS Uniphase Corp.*+                                        533,987
                                                                    -----------
            COMPUTERS & PERIPHERALS (2.81%):
     4,400  Dassault Systems S.A.+                                      189,328
    44,500  Dell Inc.*+                                               1,550,380
                                                                    -----------
                                                                      1,739,708
                                                                    -----------
            DIVERSIFIED FINANCIALS (17.83%):
    25,400  American Express Co.+                                     1,270,508
    30,872  Bank of America Corp.+                                    1,388,623
    61,100  Citigroup, Inc.                                           2,846,038
    38,800  Fannie Mae                                                2,888,660
    30,200  Freddie Mac                                               2,027,024
    11,900  Morgan Stanley                                              603,687
                                                                    -----------
                                                                     11,024,540
                                                                    -----------
            DIVERSIFIED TELECOMMUNICATION
              SERVICES (2.38%):
    92,600  DIRECTV Group, Inc.*                                      1,469,562
                                                                    -----------
            ELECTRONICS (1.42%):
    70,600  Flextronics International Ltd.*+                            876,146
                                                                    -----------
            HOTELS, RESTAURANTS & LEISURE (2.20%):
    29,700  Carnival Corp.+                                           1,359,963
                                                                    -----------
            HOUSEHOLD/PERSONAL PRODUCTS (2.26%):
    13,400  Procter & Gamble Co.                                        749,998
    15,600  Sherwin-Williams Co.+                                       644,280
                                                                    -----------
                                                                      1,394,278
                                                                    -----------
            INDUSTRIAL CONGLOMERATES (6.05%):
    60,200  General Electric Co.                                      1,973,958
    27,859  Textron Inc.                                              1,768,768
                                                                    -----------
                                                                      3,742,726
                                                                    -----------
            INSURANCE (10.35%):
    33,900  AFLAC, Inc.+                                              1,359,390
    9,500   AMBAC Financial Group, Inc.+                                717,250
    28,400  ChoicePoint Inc.*+                                        1,199,900
    25,300  The Hartford Financial Services
              Group, Inc.+                                            1,547,348
    43,700  UnumProvident Corp.+                                        707,066
    12,400  XL Capital Ltd.                                             870,480
                                                                    -----------
                                                                      6,401,434
                                                                    -----------
            IT CONSULTING & SERVICES (0.31%):
    15,500  Cadence Design Systems, Inc.*+                              192,665
                                                                    -----------
            MACHINERY/INSTRUMENTS (1.02%):
    11,600  Parker Hannifin Corp.+                                      630,692
                                                                    -----------
            MANUFACTURING (2.62%):
    27,600  Honeywell International Inc.                                993,048
    20,000  Tyco International Ltd.+                                    626,400
                                                                    -----------
                                                                      1,619,448
                                                                    -----------
            MEDIA (1.25%):
    23,200  Viacom Inc.+                                                772,792
                                                                    -----------
            METALS & MINING (5.93%):
    12,700  Alcan Inc.                                                  550,037
    27,500  ALCOA Inc.+                                                 890,450
    46,000  Inco, Ltd.*+                                              1,570,440
    8,400   Nucor Corp.+                                                657,636
                                                                    -----------
                                                                      3,668,563
                                                                    -----------
            OIL & GAS (11.34%):
    56,000  ExxonMobil Corp.                                          2,581,600
    46,600  CONOCOPHILLIPS                                            3,468,438
    21,800  Nabors Industries, Ltd.*+                                   961,380
                                                                    -----------
                                                                      7,011,418
                                                                    -----------
            PAPER & RELATED PRODUCTS (3.51%):
    54,200  International Paper Co.+                                  2,169,084
                                                                    -----------
            PHARMACEUTICALS (8.76%):
    52,400  Pfizer, Inc.                                              1,711,908
    55,000  Sanofi -- Synthelabo SA, ADR+                             1,958,000
    47,700  Wyeth+                                                    1,744,389
                                                                    -----------
                                                                      5,414,297
                                                                    -----------
            RETAIL (9.00%):
    28,700  Abercrombie & Fitch Co.+                                    803,600
    71,300  Dollar General Corp.+                                     1,404,610
   119,200  Office Depot, Inc.*+                                      1,908,392
    27,500  Wal-Mart Stores, Inc.+                                    1,448,425
                                                                    -----------
                                                                      5,565,027
                                                                    -----------
            SEMICONDUCTOR
              EQUIPMENT/PRODUCTS (3.86%):
    46,000  Freescale Semiconductor Inc.*+                              639,400
    31,100  Texas Instruments Inc.                                      607,694
    53,400  Intel Corp.+                                              1,136,885
                                                                    -----------
                                                                      2,383,979
                                                                    -----------
            WASTE DISPOSITION (0.99%):
    22,000  Waste Management, Inc.                                      611,380
                                                                    -----------

            TOTAL COMMON STOCKS
            (COST $55,482,129)                                       60,125,815
                                                                    -----------

                See accompanying notes to financial statements.


                                       27

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO (CONTINUED)

  SHARES                                                               VALUE
----------                                                          -----------
            SHORT-TERM INVESTMENTS (2.34%):
 1,447,169  Milestone Treasury
              Obligation Portfolio,
              Institutional Class,
              to yield 1.40%, 9/1/04
              (Cost $1,447,169)                                     $ 1,447,169
                                                                    -----------
            TOTAL INVESTMENTS
            (COST $56,929,298)                            99.59%    $61,572,984
                                                                    -----------
            Assets in excess of other
              liabilities                                  0.41%        252,711
                                                         -------    -----------
            TOTAL NET ASSETS                             100.00%    $61,825,695
                                                         =======    ===========


----------
Percentages indicated are based upon total net assets of $61,825,695.

*     Non-income producing securities.

+ All or a portion of the security is on loan (See Note 7). The collateral for these securities loaned, held by the Trust's custodian, is detailed as follows:

      DESCRIPTION                                                      VALUE
      -----------                                                   -----------
      BONY Institutional Cash Reserve Fund,
        1.55%, 9/1/04                                               $15,896,223

                See accompanying notes to financial statements.


                                       28

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO

  SHARES                                                               VALUE
----------                                                          -----------
            COMMON STOCKS (98.59%):
            AGRICULTURE (4.86%):
    71,000  Archer-Daniels-Midland Co.                              $ 1,133,870
    17,000  Bunge Ltd.+                                                 678,130
                                                                    -----------
                                                                      1,812,000
                                                                    -----------
            AUTOMOTIVE (0.98%):
     8,800  General Motors Corp.+                                       363,528
                                                                    -----------
            CASINOS/GAMING (1.66%):
    40,000  Caesars Entertainment, Inc.*+                               618,000
                                                                    -----------
            COMPUTER HARDWARE (5.21%):
    37,000  Dell Inc.*                                                1,289,080
    27,000  Storage Technology Corp.*                                   654,750
                                                                    -----------
                                                                      1,943,830
                                                                    -----------
            COMPUTER SOFTWARE (3.11%):
     9,000  Electronic Arts Inc.*                                       448,020
    24,000  Red Hat, Inc.*+                                             294,240
    55,000  Siebel Systems, Inc.*                                       418,550
                                                                    -----------
                                                                      1,160,810
                                                                    -----------
            COSMETICS/TOILETRIES (4.51%):
     9,500  Estee Lauder Cos., Inc.*                                    417,525
    10,000  Gillette Co.                                                425,000
    15,000  Procter & Gamble Co.                                        839,550
                                                                    -----------
                                                                      1,682,075
                                                                    -----------
            E-COMMERCE (5.70%):
    11,500  Amazon.com, Inc.*+                                          438,610
    19,500  eBay Inc.*+                                               1,687,530
                                                                    -----------
                                                                      2,126,140
                                                                    -----------
            ELECTRONICS (1.10%):
     6,500  L-3 Communications Holdings, Inc.+                          407,160
                                                                    -----------
            FINANCIAL SERVICES (4.29%):
    13,000  Goldman Sachs Group, Inc.                                 1,165,450
    30,000  Providian Financial Corp.*+                                 433,200
                                                                    -----------
                                                                      1,598,650
                                                                    -----------
            FOODS/BEVERAGES (1.54%):
    26,000  Sara Lee Corp.                                              575,380
                                                                    -----------
            HOTELS, MOTELS/TRAVEL SERVICES (1.08%):
     8,500  Marriott International, Inc.                                403,325
                                                                    -----------
            INSURANCE (2.20%):
    11,500  American International Group, Inc.                          819,260
                                                                    -----------
            INTEGRATED CIRCUITS (2.21%):
    23,000  Linear Technology Corp.+                                    822,710
                                                                    -----------
            MACHINERY (1.37%):
     7,000  Caterpillar Inc.                                            508,900
                                                                    -----------
            MANUFACTURING (6.16%):
    40,500  Masco Corp.+                                              1,301,265
    23,000  Waters Corp.*                                               996,130
                                                                    -----------
                                                                      2,297,395
                                                                    -----------
            MEDICAL PRODUCTS (3.27%):
    16,000  Gen-Probe Inc.*                                             577,600
     9,000  Zimmer Holdings, Inc.*                                      641,700
                                                                    -----------
                                                                      1,219,300
                                                                    -----------
            MULTIMEDIA (3.65%):
    50,000  Metro-Goldwyn-Mayer Inc.*                                   570,000
    24,000  Univision Communications, Inc.*+                            792,000
                                                                    -----------
                                                                      1,362,000
                                                                    -----------
            OIL (2.18%):
     6,500  Anadarko Petroleum Corp.+                                   384,930
    14,000  Transocean, Inc.*+                                          429,800
                                                                    -----------
                                                                        814,730
                                                                    -----------
            NETWORKING PRODUCTS (5.10%):
    59,000  Cisco Systems, Inc.*+                                     1,106,840
   207,000  Sun Microsystems, Inc.*                                     794,880
                                                                    -----------
                                                                      1,901,720
                                                                    -----------
            PHARMACEUTICALS (11.20%):
    13,500  Eon Labs, Inc.*+                                            339,660
    15,500  Forest Laboratories, Inc.*+                                 710,675
     7,500  Gilead Sciences, Inc.*+                                     518,475
    19,000  Johnson & Johnson                                         1,103,900
    46,000  Pfizer, Inc.                                              1,502,820
                                                                    -----------
                                                                      4,175,530
                                                                    -----------
            RAILROADS (3.48%):
    18,000  Burlington Northern Santa Fe Corp.                          644,400
    23,000  Norfolk Southern Corp.                                      653,200
                                                                    -----------
                                                                      1,297,600
                                                                    -----------
            RETAIL (7.76%):
    10,300  Federated Department Stores, Inc.+                          447,020
    14,500  J.C. Penney Co., Inc.                                       555,640
    20,000  Target Corp.+                                               891,600
    19,000  Wal-Mart Stores, Inc.+                                    1,000,730
                                                                    -----------
                                                                      2,894,990
                                                                    -----------
            SEMICONDUCTOR (7.34%):
    77,000  Advanced Micro Devices, Inc.*+                              880,110
    30,000  Altera Corp.*+                                              567,600
    19,000  Microchip Technology Inc.+                                  501,410
    29,000  Micron Technology, Inc.*+                                   333,790
    34,000  National Semiconductor Corp.+                               453,220
                                                                    -----------
                                                                      2,736,130
                                                                    -----------
            STEEL (2.62%):
    12,500  Nucor Corp.+                                                978,625
                                                                    -----------

                See accompanying notes to financial statements.


                                       29

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO (CONTINUED)

  SHARES                                                               VALUE
----------                                                          -----------
            TELECOM (3.42%):
    15,000  SBC Communications Inc.                                 $   386,850
    98,000  Tellabs, Inc.*+                                             888,860
                                                                    -----------
                                                                      1,275,710
                                                                    -----------
            WHOLESALE DISTRIBUTION (2.59%):
    11,500  Tech Data Corp.*                                            433,090
    10,000  W.W. Grainger, Inc.                                         534,100
                                                                    -----------
                                                                        967,190
                                                                    -----------
            TOTAL COMMON STOCKS
            (COST $37,408,697)                                       36,762,688
                                                                    -----------
            SHORT-TERM INVESTMENT (1.46%):
   545,482  Milestone Treasury
              Obligation Portfolio,
              Institutional Class, to yield
              1.40%, 9/1/04
              (Cost $545,482)                                           545,482
                                                                    -----------
            TOTAL INVESTMENTS
            (COST $37,954,179)                           100.05%    $37,308,170
                                                                    -----------
            Liabilities in excess of other
              assets                                      (0.05)%       (19,031)
                                                         -------    -----------
            TOTAL NET ASSETS                             100.00%    $37,289,139
                                                         =======    ===========


----------
Percentages indicated are based upon total net assets of $37,289,139.

*     Non-income producing securities.

+ All or a portion of the security is on loan (See Note 7). The collateral for these securities loaned, held by the Trust's custodian, is detailed as follows:

      DESCRIPTION                                                      VALUE
      -----------                                                   -----------
      BONY Institutional Cash Reserve Fund,
        1.55%, 9/1/04                                               $10,453,219

                 See accompanying notes to financial statements.


                                       30

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MID CAP PORTFOLIO

  SHARES                                                               VALUE
----------                                                          -----------
            COMMON STOCKS (96.28%):
            AGRICULTURE -- FISH & RANCH (1.04%):
     9,100  Bunge Ltd.+                                             $   362,999
                                                                    -----------
            AUTO PARTS -- ORIGINAL
              EQUIPMENT (1.71%):
    13,400  BorgWarner, Inc.                                            599,516
                                                                    -----------
            BANKS (5.47%):
    15,900  Compass Bancshares, Inc.+                                   735,375
    19,400  Greater Bay Bancorp+                                        552,318
    10,100  Zions Bancorporation                                        629,028
                                                                    -----------
                                                                      1,916,721
                                                                    -----------
            CHEMICALS (2.12%):
    14,200  Air Products and Chemicals, Inc.                            743,796
                                                                    -----------
            COMPUTER SERVICES, SOFTWARE &
              SYSTEMS (5.13%):
    23,700  Check Point Software Technologies
              Ltd.+                                                     415,698
    25,000  Citrix Systems, Inc.*                                       397,750
    15,000  Intuit Inc.*                                                634,350
    43,600  MEMC Electronic Materials, Inc.*+                           348,800
                                                                    -----------
                                                                      1,796,598
                                                                    -----------
            COAL (1.83%):
    12,000  Peabody Energy Corp.+                                       639,840
                                                                    -----------
            CONSUMER PRODUCTS (1.98%):
    16,800  Energizer Holdings, Inc.*+                                  694,512
                                                                    -----------
            DRUGS & PHARMACEUTICALS (5.57%):
    20,000  Andryx Corp.*                                               403,200
    19,200  Charles River Laboratories+*                                836,160
    14,300  Neurocrine Biosciences, Inc.*                               711,711
                                                                    -----------
                                                                      1,951,071
                                                                    -----------
            ELECTRONIC EQUIPMENT &
              COMPONENTS (1.78%):
    11,300  Cooper Industries, Ltd.                                     623,986
                                                                    -----------
            ELECTRONICS -- SEMICONDUCTORS/
              COMPONENTS (5.07%):
    44,800  Flextronics International Ltd.*                             555,968
    19,700  Integrated Circuit Systems, Inc.*                           433,006
    12,700  International Rectifier Corp.*+                             417,322
    35,600  OmniVision Technologies, Inc.*+                             371,308
                                                                    -----------
                                                                      1,777,604
                                                                    -----------
            FINANCIAL MISCELLANEOUS (2.82%):
    86,800  Ameritrade Holding Corp.*+                                  988,652
                                                                    -----------
            FINANCIAL DATA PROCESSING
              SERVICES (1.96%):
    19,800  Fiserv, Inc.*                                               688,644
                                                                    -----------
            FOREST PRODUCTS (1.64%):
    23,300  Louisiana-Pacific Corp.                                     575,510
                                                                    -----------
            HEALTH CARE SERVICES (2.06%):
     8,900  Anthem, Inc.*                                               723,036
                                                                    -----------
            HOTELS & MOTELS (1.91%):
    14,100  Marriott International, Inc.                                669,045
                                                                    -----------
            HUMAN RESOURCES (1.27%):
    50,000  MPS Group, Inc.*                                            446,500
                                                                    -----------
            IDENTIFICATION CONTROL &
              FILTER DEVICES (2.14%):
    13,600  Roper Industries, Inc.+                                     750,040
                                                                    -----------
            INSURANCE -- MULTI LINE (5.58%):
    18,000  Lincoln National Corp.                                      815,400
    12,200  Delphi Financial Group, Inc.+                               479,704
    16,900  Protective Life Corp.                                       661,297
                                                                    -----------
                                                                      1,956,401
                                                                    -----------
            INVESTMENT MANAGEMENT (1.70%):
    12,000  T. Rowe Price Group, Inc.                                   594,360
                                                                    -----------
            MANAGEMENT RESOURCES (0.78%):
    10,100  Fair Isaac Corp.                                            271,993
                                                                    -----------
            MANUFACTURING (5.12%):
     8,600  Ingersoll-Rand Co., Class A                                 559,086
    13,300  Nordson Corp.                                               456,057
    20,000  Rockwell Automation, Inc.                                   780,000
                                                                    -----------
                                                                      1,795,143
                                                                    -----------
            MEDICAL SERVICES/PRODUCTS (4.08%):
    23,800  Covance Inc.*                                               891,310
     8,000  St. Jude Medical, Inc.*                                     538,000
                                                                    -----------
                                                                      1,429,310
                                                                    -----------
            METALS & MINING (3.09%):
     8,200  Phelps Dodge Corp.                                          668,792
    11,000  Freeport-McMoran Copper & Gold,
              Inc., Class B                                             413,930
                                                                    -----------
                                                                      1,082,722
                                                                    -----------
            MULTI-SECTOR COMPANIES (1.99%):
    12,400  Johnson Controls, Inc.                                      698,120
                                                                    -----------
            OIL -- CRUDE PRODUCERS (2.42%):
    19,000  Apache Corp.                                                849,110
                                                                    -----------
            PAPER & PAPER PRODUCTS (1.55%):
    30,700  Smurfit-Stone Container Corp.*+                             544,618
                                                                    -----------
            RADIO & TV BROADCASTERS (1.89%):
    29,500  Westwood One, Inc.*                                         661,980
                                                                    -----------
            REAL ESTATE INVESTMENT TRUSTS
              (REITS) (4.49%):
    14,600  Arden Realty, Inc.                                          479,318
    17,900  iStar Financial Inc.+                                       720,296
    11,300  Plum Creek Timber Co., Inc.                                 373,352
                                                                    -----------
                                                                      1,572,966
                                                                    -----------
            RESTAURANTS (4.78%):
     8,800  Brinker International, Inc.*                                267,960
    33,000  Ruby Tuesday, Inc.                                          892,650
    15,000  Wendy's International, Inc.                                 515,550
                                                                    -----------
                                                                      1,676,160
                                                                    -----------
            RETAIL (9.18%):
    11,200  AnnTaylor Stores Corp.*                                     270,704
    11,300  Best Buy Co., Inc.+                                         525,676
    27,200  Dollar General Corp.                                        535,840
    27,800  Limited, Inc.                                               558,224
    45,000  Office Depot, Inc.*                                         720,450
    35,000  Pier 1 Imports, Inc.+                                       607,250
                                                                    -----------
                                                                      3,218,144
                                                                    -----------

                See accompanying notes to financial statements.


                                       31

AUGUST 31, 2004

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
MID CAP PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                                VALUE
------                                                                -----

                   TRUCKERS (1.87%):
18,000             Heartland Express, Inc.                           $  315,720
19,200             Werner Enterprises, Inc.                             340,224
                                                                     ----------
                                                                        655,944
                                                                     ----------
                   UTILITIES -- ELECTRICAL (2.26%):
11,900             Cinergy Corp.+                                       481,712
4,500              FPL Group, Inc.+                                     311,400
                                                                     ----------
                                                                        793,112
                                                                     ----------

                   TOTAL COMMON STOCKS
                   (COST $31,282,491)                                33,748,153
                                                                    -----------

                   SHORT-TERM INVESTMENTS (4.31%):
1,100,000          Milestone Treasury
                   Obligation Portfolio,
                   Institutional Class, to yield
                   1.40%, 9/1/04                                      1,100,000
410,573            BONY Hamilton Fund,
                   Hamilton Shares, to yield
                   1.31%, 9/1/04                                        410,573
                                                                    -----------
                   TOTAL SHORT-TERM
                   INVESTMENTS (COST $1,510,573)                      1,510,573
                                                                    -----------

                   TOTAL INVESTMENTS
                   (COST $32,793,064)                 100.59%       $35,258,726
                                                                    -----------
                   Liabilities in excess of other
                   assets                              (0.59)%         (207,904)
                                                      ------        -----------

                   TOTAL NET ASSETS                   100.00%       $35,050,822
                                                      ======        ===========
-------------
Percentage indicated are based on net assets of $35,050,822.

*    Non-income producing securities.

+ All or a portion of the security is on loan (See Note 7). The collateral for these securities loaned, held by the Trust's custodian, is detailed as follows:

DESCRIPTION                                               VALUE

BONY Institutional Cash Reserve Fund,
  1.55%, 9/1/04                                                      $6,604,293

               See accompanying notes to financial statements.

                                       32




AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO
--------------------------------------------------------------------------------

   SHARES                                                                VALUE
   ------                                                                -----

                 COMMON STOCKS (96.72%):
                 AUTOMOTIVE EQUIPMENT &
                 MANUFACTURING (3.23%):
     17,200      BorgWarner, Inc.                                    $   769,528
                                                                     -----------
                 CHEMICALS (4.24%):
      6,800      Georgia Gulf Corp.+                                     258,060
     47,500      RPM, Inc.                                               750,975
                                                                     -----------
                                                                       1,009,035
                                                                     -----------
                 COLLECTIBLES (2.65%):
     20,000      RC2, Corp.*                                             632,200
                                                                     -----------
                 CONSTRUCTION (6.80%):
     23,000      Granite Construction, Inc.+                             524,400
     20,000      Insituform Technologies, Inc.,
                 Class A*+                                               355,800
     16,500      Lafarge North America, Inc.                             739,365
                                                                     -----------
                                                                       1,619,565
                                                                     -----------
                 CONTAINERS & PACKAGING (3.38%):
     17,700      AptarGroup, Inc.+                                       804,288
                                                                     -----------
                 ELECTRICAL PRODUCTS (3.26%):
     38,750      Belden CDT, Inc.*+                                      776,163
                                                                     -----------
                 ELECTRONIC COMPONENTS (3.31%):
     15,200      Bel Fuse, Inc., Class B+                                575,624
     12,000      Technitrol, Inc.*                                       213,120
                                                                     -----------
                                                                         788,744
                                                                     -----------
                 ENERGY & UTILITIES (3.84%):
     22,500      Questar Corp.                                           915,300
                                                                     -----------
                 HOUSEHOLD PRODUCTS (5.90%):
     23,500      Church & Dwight Co., Inc.+                            1,056,795
     18,500      Libbey, Inc.                                            349,650
                                                                     -----------
                                                                       1,406,445
                 INSURANCE -- LIFE & HEALTH (5.31%):
     22,000      Protective Life Corp.                                   860,860
     19,000      Scottish Re Group Ltd.+                                 403,560
                                                                     -----------
                                                                       1,264,420
                                                                     -----------
                 MANUFACTURING (10.37%):
      8,500      Albany International Corp., Class A                     247,775
      5,500      Clarcor, Inc.                                           243,650
     35,000      JAKKS Pacific, Inc.*+                                   685,300
     24,200      Smith (A.O.) Corp.+                                     590,964
     16,100      Teleflex, Inc.                                          704,053
                                                                     -----------
                                                                       2,471,742
                                                                     -----------
                 MEDICAL PRODUCTS (9.73%):
     17,000      CONMED, Inc.*                                           415,650
      4,800      Dentsply International, Inc.+                           244,560
     15,900      Mentor Corp.                                            559,362
     11,700      Owens & Minor, Inc.                                     286,650
     19,200      PolyMedica Corp.+                                       583,872
      5,700      West Pharmaceutical Services, Inc.                      227,943
                                                                     -----------
                                                                       2,318,037
                                                                     -----------
                 OIL & GAS (10.10%):
     14,500      Newfield Exploration Co.*                               802,575
     18,500      Piedmont Natural Gas. Co., Inc.+                        802,900
     16,600      Spinnaker Exploration Co.*+                             566,724
      8,300      XTO Energy, Inc.                                        232,732
                                                                     -----------
                                                                       2,404,931
                                                                     -----------


    SHARES                                                              VALUE
    ------                                                              -----
                 PHARMACEUTICALS & PHARMACY
                 SERVICES (2.13%):
     43,000      MIM Corp.*+                                         $   278,640
      5,600      Par Pharmaceutical Cos., Inc.*+                         229,824
                                                                     -----------
                                                                         508,464
                                                                     -----------
                 REAL ESTATE INVESTMENT TRUSTS (0.85%):
      4,500      Mack-Cali Realty Corp.                                  203,670
                                                                     -----------
                 RESTAURANTS (5.23%):
     13,200      Applebee's International, Inc.                          317,724
     19,900      CBRL Group, Inc.+                                       634,412
      7,500      Outback Steakhouse, Inc.+                               293,550
                                                                     -----------
                                                                       1,245,686
                                                                     -----------
                 RETAIL (6.83%):
     25,000      BJ's Wholesale Club, Inc.*+                             633,000
     20,200      Claires Stores, Inc.+                                   491,668
     16,900      ShopKo Stores, Inc.*+                                   285,948
      8,200      Supervalu, Inc.                                         216,152
                                                                     -----------
                                                                       1,626,768
                                                                     -----------
                 SEMICONDUCTOR (2.55%):
     10,000      Actel Corp.*+                                           144,500
     14,100      International Rectifier Corp.*+                         463,326
                                                                     -----------
                                                                         607,826
                                                                     -----------
                 TRUCKING (7.01%):
     29,500      Arkansas Best Corp.+                                  1,016,275
     15,900      Yellow Roadway Corp.*+                                  652,535
                                                                     -----------
                                                                       1,668,810
                                                                     -----------

                 TOTAL COMMON STOCKS
                 (COST $17,112,718)                                   23,041,622
                                                                     -----------

                 SHORT-TERM INVESTMENT (3.27%):
    778,528      Milestone Treasury
                 Obligation Portfolio,
                 Institutional Class,
                 to yield 1.40%, 9/1/04
                 (Cost $778,528)                                         778,528
                                                                     -----------

                 TOTAL INVESTMENTS
                 (COST $17,891,246)                   99.99%         $23,820,150
                                                                     -----------
                 Assets in excess of other
                 liabilities                           0.01%               2,762
                                                      -----          -----------

                 TOTAL NET ASSETS                     100.00%        $23,822,912
                                                      ======         ===========

--------------
Percentages indicated are based upon total net assets of $23,822,912.

*    Non-income producing securities.

+ All or a portion of the security is on loan (See Note 7). The collateral for these securities loaned, held by the Trust's custodian, is detailed as follows:

DESCRIPTION                                                            VALUE
-----------                                                            -----

BONY Institutional Cash Reserve Fund,
   1.55%, 9/1/04                                                     $ 5,975,042

See accompanying notes to financial statements.


                                       33




AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

   SHARES                                                                VALUE
   ------                                                                -----

                 COMMON STOCKS (98.95%):
                 AUSTRIA (1.64%):
                 STEEL (1.64%):
      6,800      Boehler-Uddeholm AG, ADR                            $   189,333
                                                                     -----------
                 CANADA (3.22%):
                 METALS/MINING (3.22%):
      8,600      Alcan Inc., ADR                                         372,466
                                                                     -----------
                 FRANCE (16.70%):
                 BEVERAGES (2.05%):
      7,700      Pernod Ricard, ADR                                      237,689
                                                                     -----------
                 COMMERCIAL BANKING (2.93%):
     11,200      BNP Paribas SA, ADR                                     338,719
                                                                     -----------
                 COMPUTER SOFTWARE (2.79%):
      7,500      Dassault Systems S.A., ADR                              322,718
                                                                     -----------
                 INSURANCE (1.79%):
     10,100      AXA, ADR                                                207,555
                                                                     -----------
                 MULTIMEDIA (1.93%):
      9,000      Vivendi Universal SA, ADR*                              223,830
                                                                     -----------
                 PHARMACEUTICALS (2.18%):
      7,100      Sanofi Aventis, ADR                                     252,760
                                                                     -----------
                 OIL & GAS (3.03%):
      3,575      TotalFinaElf SA, ADR                                    350,314
                                                                     -----------
                 TOTAL FRANCE                                          1,933,585
                                                                     -----------
                 GERMANY (9.19%):
                 DIVERSIFIED MANUFACTURING (2.15%):
      3,605      Siemens AG, ADR                                         248,925
                                                                     -----------
                 COMMERCIAL BANKING (2.08%):
      3,500      Deutsche Bank AG, ADR                                   240,450
                                                                     -----------
                 TELECOMMUNICATIONS (2.68%):
     17,700      Deutsche Telekom AG, ADR*                               310,281
                                                                     -----------
                 TIRE/RUBBER (2.28%):
      5,100      Continental AG, ADR                                     264,037
                                                                     -----------
                 TOTAL GERMANY                                         1,063,693
                                                                     -----------
                 ITALY (4.17%):
                 OIL (0.98%):
      1,100      Eni S.p.A., ADR                                         113,168
                                                                     -----------
                 OPTICAL (3.19%):
     21,900      Luxottica Group S.p.A., ADR                             369,672
                                                                     -----------
                 TOTAL ITALY                                             482,840
                                                                     -----------
                 JAPAN (25.12%):
                 AUDIO/VIDEO PRODUCTS (2.33%):
     20,000      Matsushita Electrical Industrial Co.,
                   Ltd., ADR                                             270,000
                                                                     -----------
                 BANKING & FINANCE (4.78%):
     76,000      Bank of East Asia, Ltd., ADR                            208,514
     12,500      Nomura Holdings, Inc., ADR*                             173,500
     14,300      Shinsei Bank, Ltd., ADR*                                171,477
                                                                     -----------
                                                                         553,491
                                                                     -----------
                 ELECTRONICS (1.04%):
     18,700      NEC Corp., ADR                                          120,054
                                                                     -----------
                 FOODS/BEVERAGES (1.65%):
     21,000      KIRIN BREWERY CO., LTD., ADR                            191,100
                                                                     -----------


   SHARES                                                               VALUE
   ------                                                               -----

                 JAPAN (25.12%) (CONTINUED):
                 PAPER & PAPER PRODUCTS (3.00%):
     18,000      UPM-Kymmene Oyj, ADR                                $   347,220
                                                                     -----------
                 PHOTO/OFFICE EQUIPMENT (2.93%):
      4,700      Canon, Inc., ADR                                        225,459
      6,000      Olympus Corp., ADR                                      113,718
                                                                     -----------
                                                                         339,177
                                                                     -----------
                 RETAIL (2.26%):
      7,100      ITO-YOKADO CO., LTD., ADR                               261,369
                                                                     -----------
                 SOFTWARE (2.78%):
     14,200      KONAMI Corp., ADR                                       321,772
                                                                     -----------
                 TELECOMMUNICATIONS (4.35%):
     26,900      NTT DoCoMo, Inc., ADR                                   503,030
                                                                     -----------
                 TOTAL JAPAN                                           2,907,213
                                                                     -----------
                 LIBERIA (2.60%):
                 LEISURE ACTIVITIES (2.60%):
      7,300      Royal Caribbean Cruises, Ltd.                           301,490
                                                                     -----------
                 SWEDEN (2.00%):
                 METAL PROCESSING (2.00%):
      6,300      AB SFK, ADR*                                            231,865
                                                                     -----------
                 SWITZERLAND (4.87%):
                 PHARMACEUTICALS (3.06%):
      7,630      Novartis AG, ADR                                        354,413
                                                                     -----------
                 FINANCIAL SERVICES (1.81%):
      3,700      Swiss Re, ADR                                           209,211
                                                                     -----------
                 TOTAL SWITZERLAND                                       563,624
                                                                     -----------
                 UNITED KINGDOM (29.44%):
                 BANKING (5.00%):
      4,400      Bank of Ireland, ADR                                    238,260
      9,100      Barclays PLC, ADR                                       340,158
                                                                     -----------
                                                                         578,418
                                                                     -----------
                 BEVERAGES (2.96%):
      6,860      Diageo PLC, ADR                                         342,657
                                                                     -----------
                 FOOD & FOOD SERVICES (6.42%):
      5,200      Cadbury Schweppes PLC, ADR                              169,780
     34,000      Compass Group PLC, ADR                                  190,067
     26,700      Tesco PLC, ADR                                          383,294
                                                                     -----------
                                                                         743,141
                                                                     -----------
                 METALS (3.86%):
      4,400      Rio Tinto PLC, ADR                                      446,952
                                                                     -----------
                 MUSIC (2.00%):
     28,800      EMI Group PLC, ADR                                      230,553
                                                                     -----------
                 OIL & GAS (2.97%):
      6,405      BP PLC, ADR                                             343,949
                                                                     -----------
                 PHARMACEUTICALS (3.08%):
      3,000      Glaxosmithkline PLC, ADR                                123,420
      9,000      Shire Pharmaceuticals Group PLC,
                 ADR                                                     233,280
                                                                     -----------
                                                                         356,700
                                                                     -----------

See accompanying notes to financial statements.


                                       34



AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

SHARES                                                                 VALUE
------                                                                 -----

                 UNITED KINGDOM (29.44%) (CONTINUED):
                 TELECOMMUNICATIONS (3.15%):
     15,940      Vodafone Group PLC, ADR                             $  365,026
                                                                     ----------
                 TOTAL UNITED KINGDOM                                 3,407,396
                                                                     ----------
                 TOTAL COMMON STOCKS
                 (COST $11,173,989)                                  11,453,505
                                                                     ----------

                 SHORT-TERM INVESTMENT (1.14%):
    132,034      Milestone Treasury
                 Obligation Portfolio,
                 Institutional Class,
                 to yield 1.40%, 9/1/04
                 (Cost $132,034)                                        132,034
                                                                     ----------
                 TOTAL INVESTMENTS
                 (COST $11,306,023)                 100.09%         $11,585,539
                                                                    -----------
                 Liabilities in excess of
                 other assets                        (0.09)%            (10,311)
                                                    ------          -----------

                 TOTAL NET ASSETS                   100.00%         $11,575,228
                                                    ======          ===========


---------------
Percentages indicated are based upon total net assets of $11,575,228.

*    Non-income producing securities.

ADR  -- American Depositary Receipt

See accompanying notes to financial statements.



                                       35





]

AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

SHARES                                                              VALUE
------                                                              -----

                  COMMON STOCKS (90.49%):
                  BIOTECHNOLOGY (11.01%):
      2,945       Actelion Ltd.*                                     $   274,051
     26,200       Amgen, Inc.*                                         1,553,398
     23,300       Cephalon, Inc.*+                                     1,095,333
     46,155       CSL Ltd.                                               842,512
     38,300       Genzyme Corp.*+                                      2,068,200
      9,400       Gilead Sciences, Inc.*                                 649,822
                                                                     -----------
                                                                       6,483,316
                                                                     -----------
                  DIVERSIFIED FINANCIALS (1.77%):
      9,400       SPDR Trust Series 1+                                 1,044,622
                                                                     -----------
                  HEALTHCARE -- EQUIPMENT &
                  SUPPLIES (7.83%):
     20,600       Guidant Corp.                                        1,231,880
     45,300       Medtronic, Inc.+                                     2,253,675
      7,984       Nobel Biocare Holding AG                             1,127,034
                                                                     -----------
                                                                       4,612,589
                                                                     -----------
                  HEALTHCARE -- PROVIDERS &
                  SERVICE (6.17%):
     10,900       Anthem, Inc.*+                                         885,516
      5,300       Quest Diagnostics, Inc.+                               453,680
     34,700       UnitedHealth Group, Inc.                             2,294,711
                                                                     -----------
                                                                       3,633,907
                                                                     -----------
                  PHARMACEUTICALS (63.71%):
     16,400       Abbott Laboratories                                    683,716
     22,200       Allergan, Inc.+                                      1,657,230
     76,618       AstraZeneca PLC, ADR                                 3,521,605
     49,100       Bristol-Myers Squibb Co.                             1,165,143
      9,900       Eli Lilly & Co.                                        628,155
     70,588       GlaxoSmithkline PLC, ADR                             1,436,192
    106,800       Johnson & Johnson                                    6,205,081
     24,800       Merck & Co., Inc.                                    1,115,256
     60,700       Mylan Laboratories Inc.+                             1,057,394
     48,943       Novartis AG                                          2,259,858
    167,800       Pfizer, Inc.                                         5,482,026
     36,419       Roche Holding AG                                     3,525,438
     31,645       Sanofi Aventis                                       2,245,957



    SHARES                                                             VALUE
    ------                                                             -----

                  PHARMACEUTICALS (63.71%) (CONTINUED):
     21,280       Schering AG                                        $ 1,180,581
     54,800       Takeda Chemical Industries, Ltd.                     2,466,737
     79,300       Wyeth                                                2,900,001
                                                                     -----------
                                                                      37,530,370
                                                                     -----------

                  TOTAL COMMON STOCKS
                  (COST $45,915,144)                                  53,304,804
                                                                     -----------

                  PREFERRED STOCKS (6.08%):
                  BIOTECHNOLOGY (6.08%):
    318,182       Aderis Pharmaceuticals
                  Series D*++                                          3,500,002
    401,335       Mitokor Series F*++                                     83,879
                                                                     -----------
                                                                       3,583,881
                                                                     -----------
                  TOTAL PREFERRED STOCKS
                  (COST $6,510,015)                                    3,583,881
                                                                     -----------

                  SHORT-TERM INVESTMENT (1.59%):
    934,702       Milestone Treasury
                  Obligation Portfolio,
                  Institutional Class,
                  to yield 1.40%, 9/1/04
                  (Cost $934,702)                                        934,702
                                                                     -----------

                  TOTAL INVESTMENTS
                    (COST $53,359,861)                  98.16%       $57,823,387
                                                                     -----------
                  Assets in excess of other
                  liabilities                            1.84%         1,083,705
                                                       ------        -----------

                  TOTAL NET ASSETS                     100.00%       $58,907,092
                                                       ======        ===========

Percentages indicated are based on net assets of $58,907,092.

*    Non-income producing securities.

+ All or a portion of the security is on loan (See Note 7). The collateral for these securities loaned, held by the Trust's custodian, is detailed as follows:

         DESCRIPTION                                                   VALUE
         -----------                                                   -----

         BONY Institutional Cash Reserve Fund,
           1.55%, 9/1/04                                             $ 7,566,261

++   Restricted security (See Note 5).
ADR  -- American Depositary Receipt

See accompanying notes to financial statements.

                                       36




AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
--------------------------------------------------------------------------------

   SHARES                                                               VALUE
   ------                                                               -----

                 COMMON STOCKS (96.39%):
                 CONSUMER DISCRETIONARY (4.97%):
     44,500      Flextronics International Ltd.*                     $   552,245
     26,000      XM Satellite Radio Holdings Inc.*+                      714,220
                                                                     -----------
                                                                       1,266,465
                                                                     -----------
                 INFORMATION TECHNOLOGY (83.09%):
     15,000      Adobe Systems, Inc.                                     688,050
     23,500      Akamai Technologies, Inc.*                              316,075
     15,000      Analog Devices, Inc.                                    520,800
     24,000      Andrew Corp.*+                                          266,160
     65,500      Applied Materials, Inc.*                              1,040,795
     27,500      ASM Lithography Holding N.V. (New
                 York Registered Shares)*                                355,850
     17,000      ATI Technologies*+                                      245,820
     32,000      Broadcom Corp., Class A*                                868,480
     32,000      Check Point Software Tech. Ltd.
                 ORD*+                                                   561,280
     71,000      Cisco Systems, Inc.*                                  1,331,960
     29,000      Dell Inc.*                                            1,010,360
     64,500      EMC Corp.*                                              694,665
     16,000      F5 Networks, Inc.*                                      393,120
     55,000      Intel Corp.                                           1,170,950
     34,800      Marvell Technology Group Ltd.*+                         804,576
     20,000      Mercury Interactive Corp.*+                             690,200
     45,500      Microsoft Corp.                                       1,242,150
     64,000      Motorola, Inc.                                        1,033,600
     13,500      NAVTEQ Corp.*                                           443,880
     40,000      Network Appliance, Inc.*                                802,800
     35,000      Nokia Oyj -- ADR                                        415,800
     18,500      Novatel Wireless Inc.*+                                 363,525
     58,500      Openwave Systems Inc.*+                                 545,220
     63,000      Oracle Corp.*                                           628,110
     29,500      PeopleSoft, Inc.*                                       513,300
      3,500      Pixar Inc.*                                             272,020
     30,000      QUALCOMM, Inc.                                        1,141,500
     18,000      Red Hat Inc.*+                                          220,680
     11,500      Sierra Wireless Inc.*                                   203,550
     23,000      Sigmatel Inc.*                                          386,170
     21,800      VERITAS Software Corp.*                                 364,496
     29,500      Verisign Inc.*                                          512,120
     39,000      Yahoo!, Inc.*                                         1,111,890
                                                                     -----------
                                                                      21,159,952
                                                                     -----------


     SHARES                                                              VALUE

                 TELECOMMUNICATION SERVICES (8.33%):
     41,000      Comverse Technology, Inc.*+                         $   717,910
     50,000      Juniper Networks, Inc.*+                              1,144,500
     18,000      Jupitermedia Corp.*                                     258,660
    125,000      U.S. Wireless Data, Inc., warrants,
                 expire 3/17/07*++                                          --
                                                                     -----------
                                                                       2,121,070
                                                                     -----------

                 TOTAL COMMON STOCKS
                 (COST $20,393,361)                                   24,547,487
                                                                     -----------

                 SHORT-TERM INVESTMENT (3.83%):
    975,127      Milestone Treasury
                 Obligation Portfolio,
                 Institutional Class,
                 to yield 1.40%, 9/1/04
                 (Cost $975,127)                                         975,127
                                                                     -----------

                 TOTAL INVESTMENTS
                 (COST $21,368,488)                  100.22%        $25,522,614
                                                                    -----------
                 Liabilities in excess of other
                 assets                               (0.22)%           (54,975)
                                                     ------         -----------

                 TOTAL NET ASSETS                    100.00%        $25,467,639
                                                     ======         ===========

-------------
Percentages indicated are based on net assets of $25,467,639.

*    Non-income producing securities.

+ All or a portion of the security is on loan (See Note 7). The collateral for these securities loaned, held by the Trust's custodian, is detailed as follows:

         DESCRIPTION                                                     VALUE
         -----------                                                     -----

         BONY Institutional Cash Reserve Fund,
         1.55%, 9/1/04                                                $4,882,412


++   Restricted security (See Note 5).
ADR  -- American Depositary Receipt

See accompanying notes to financial statements.

                                       37




AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ENERGY & BASIC MATERIALS PORTFOLIO

   SHARES                                                                VALUE
   ------                                                                -----

                COMMON STOCKS (96.15%):
                CHEMICALS (11.50%):
     4,600      Air Products and Chemicals, Inc.                      $  240,948
     5,000      Dow Chemical Co.                                         214,050
     3,500      Nova Chemicals Corp.                                     113,120
     5,000      Praxair, Inc.                                            202,900
                                                                      ----------
                                                                         771,018
                                                                      ----------
                COAL (7.10%):
     6,500      Arch Coal, Inc.                                          209,495
     5,000      Peabody Energy Corp.                                     266,600
                                                                      ----------
                                                                         476,095
                                                                      ----------
                CONTAINERS & PACKAGING/PAPER &
                PLASTICS (3.28%):
    12,400      Smurfit-Stone Container Corp.*                           219,976
                                                                      ----------
                METALS & MINING (24.72%):
     6,500      Alcan, Inc.                                              281,515
     8,000      ALCOA, Inc.                                              259,040
     9,000      Freeport-McMoran Copper & Gold, Inc.,
                Class B                                                  338,670
     7,000      Inco Ltd.*                                               238,980
     7,000      Joy Global Inc.                                          212,170
     4,000      Phelps Dodge Corp.                                       326,240
                                                                      ----------
                                                                       1,656,615
                                                                      ----------
                OIL -- CRUDE PRODUCERS (8.26%):
     3,800      Apache Corp.                                             169,822
     6,000      Burlington Resources, Inc.                               217,380
     3,000      Newfield Exploration Co.*                                166,050
                                                                      ----------
                                                                         553,252
                                                                      ----------
                OIL -- DRILLING SERVICES (11.53%):
     6,500      GlobalSantaFe Corp.                                      181,220
     4,700      Noble Corp.*                                             189,034
     8,000      Patterson-UTI Energy, Inc.                               138,560
     8,600      Transocean Inc.*                                         264,020
                                                                      ----------
                                                                         772,834
                                                                      ----------
                OIL -- EQUIPMENT & SERVICES (11.72%):
     5,000      BJ Services Co.                                          240,250
     6,000      Halliburton Co.                                          175,020
     4,000      Lone Star Technologies, Inc.*                            122,880
     4,000      Schlumberger Ltd.                                        247,200
                                                                      ----------
                                                                         785,350
                                                                      ----------



    SHARES                                                                VALUE

                OIL -- INTEGRATED DOMESTIC (6.38%):
    12,000      Chesapeake Energy Corp.                               $  169,560
     5,000      Occidental Petroleum Corp.                               258,250
                                                                      ----------
                                                                         427,810
                                                                      ----------
                OIL -- INTEGRATED INTERNATIONAL (3.63%):
    10,000      Rowan Cos., Inc.*                                        243,200
                PAPER (4.43%):
     3,400      International Paper Co.                                  136,068
     6,500      Louisiana-Pacific Corp.*                                 160,550
                                                                      ----------
                                                                         296,618
                                                                      ----------
                REAL ESTATE INVESTMENT TRUSTS
                (REITS) (3.60%):
     7,300      Plum Creek Timber Co., Inc.                              241,192
                                                                      ----------

                TOTAL COMMON STOCKS
                (COST $5,443,724)                                      6,443,960
                                                                      ----------

                SHORT-TERM INVESTMENT (0.02%):
     1,261      Milestone Treasury
                Obligation Portfolio,
                Institutional Class,
                to yield 1.40%, 9/1/04
                (Cost $1,261)                                              1,261
                                                                      ----------

                TOTAL INVESTMENTS
                (COST $5,444,985)                     96.17%          $6,445,221
                                                                      ----------
                Assets in excess of other
                liabilities                            3.83%             256,944
                                                      -----           ----------

                TOTAL NET ASSETS                      100.00%         $6,702,165
                                                      ======          ==========

Percentages indicated are based on net assets of $6,702,165.

*    Non-income producing securities.

See accompanying notes to financial statements.

                                       38




AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
FINANCIAL SERVICES PORTFOLIO

  SHARES                                                                 VALUE
  ------                                                                 -----

                 COMMON STOCKS (97.76%):
                 BANKS (11.32%):
     5,400       AmSouth Bancorporation                               $  140,670
     3,900       BB&T Corp.                                              155,961
     4,500       KeyCorp                                                 141,075
                                                                      ----------
                                                                         437,706
                                                                      ----------
                 BUSINESS SERVICES (4.68%):
     3,900       Investors Financial Services Corp.                      180,882
                                                                      ----------
                 DIVERSIFIED FINANCIALS (22.27%):
     1,900       Bear Stearns Co., Inc.                                  167,048
     2,200       CIT Group Inc.                                           78,628
     2,600       Goldman Sachs Group, Inc.                               233,090
     3,700       Merrill Lynch & Co., Inc.                               188,959
     3,800       Morgan Stanley                                          192,774
                                                                      ----------
                                                                         860,499
                                                                      ----------
                 FINANCE -- COMMERCIAL & CONSUMER
                 LENDING (23.15%):
    10,000       AmeriCredit Corp.*                                      209,100
     6,500       CapitalSource, Inc.*                                    132,535
     4,300       Doral Financial Corp.                                   174,881
    13,600       Providian Financial Corp.*                              196,384
     4,400       The First Marblehead Corp.*                             182,028
                                                                      ----------
                                                                         894,928
                                                                      ----------
                 FINANCE -- INVESTMENT BANKING/
                 BROKERAGE (14.52%):
     4,700       A.G. Edwards, Inc.                                      163,466
     6,300       Jefferies Group, Inc.                                   211,113
     7,700       Raymond James Financial, Inc.                           186,494
                                                                      ----------
                                                                         561,073
                                                                      ----------



    SHARES                                                               VALUE
    ------                                                               -----

                 INSURANCE (21.82%):
     3,800       Allmerica Financial Corp.*                           $  110,200
     2,700       Allstate Corp.                                          127,467
     3,000       Cincinnati Financial Corp.                              121,050
     2,100       Loews Corp.                                             119,280
     2,500       Mercury General Corp.                                   125,375
     1,800       MGIC Investment Corp.                                   122,886
     2,900       W.R. Berkley Corp.                                      117,102
                                                                      ----------
                                                                         843,360
                                                                      ----------

                 TOTAL COMMON STOCKS
                 (COST $3,740,312)                                     3,778,448
                                                                      ----------

                 SHORT-TERM INVESTMENT (1.86%):
    71,995       Milestone Treasury
                 Obligation Portfolio,
                 Institutional Class, to yield
                 1.40%, 9/1/04
                 (Cost $71,995)                                           71,995
                                                                      ----------

                 TOTAL INVESTMENTS
                 (COST $3,812,307)                   99.62%         $  3,850,443
                                                                    ------------
                 Assets in excess of other
                 liabilities                          0.38%               14,592
                                                    ------          ------------

                 TOTAL NET ASSETS                   100.00%         $  3,865,035
                                                    ======          ============

--------
Percentages indicated are based on net assets of $3,865,035.

*    Non-income producing securities.

See accompanying notes to financial statements.

                                       39




AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

INVESTMENT QUALITY BOND PORTFOLIO

PRINCIPAL                                                               VALUE
---------                                                               -----

                   U.S. GOVERNMENT AND
                   AGENCIES (50.26%):
                   FEDERAL HOME LOAN BANK (4.27%):
$  800,000         5.15%, 10/15/08                                    $  803,368
                                                                      ----------
                   FEDERAL NATIONAL MORTGAGE
                   ASSOCIATION (10.26%):
 2,000,000         4.125%, 4/15/14+                                    1,927,522
                                                                      ----------
                   FREDDIE MAC (1.07%):
   200,000         4.00%, 10/29/07+                                      200,625
                                                                      ----------
                   U.S. TREASURY NOTE (17.93%):
 3,400,000          4.00%, 2/15/14+                                    3,370,913
                                                                      ----------
                   U.S. TREASURY INFLATION PROTECTION
                   SECURITIES (16.73%):
 3,098,280          1.875%, 7/15/13                                    3,143,543
                                                                      ----------

                   TOTAL U.S. GOVERNMENT AND AGENCIES
                   (COST $9,211,140)                                   9,445,971
                                                                      ----------

                   CORPORATE NOTES AND
                   BONDS (45.77%):
                   CHEMICALS (7.99%):
 1,500,000         ICI Wilmington, Inc., 6.95%, 9/15/04                1,502,054
                                                                      ----------
                   ELECTRIC UTILITIES (14.76%):
 1,000,000          Detroit Edison Co., 7.50%, 2/1/05                  1,022,070
   900,000         Eastern Energy Ltd., 6.75%, 12/1/06                   973,061
   550,000         South Carolina Electric & Gas Co., 7.50%,
                   6/15/05                                               571,319
   200,000         Wisconsin Power & Light 7.60%, 7/1/05                 208,301
                                                                      ----------
                                                                       2,774,751
                                                                      ----------
                   FINANCIAL SERVICES (6.78%):
 1,000,000          Associates Corp. of North America,
                   6.625%, 6/15/05                                     1,032,288
        100,000    Caterpillar Financial Services,
                   5.125%, 10/15/07                                      103,174
        135,000    International Lease Finance Corp.,
                   5.95%, 6/6/05                                         138,737
                                                                      ----------
                                                                       1,274,199
                                                                      ----------
                   FOOD (6.41%):
        700,000    ConAgra Foods, Inc., 7.40%, 9/15/04                   701,156
        200,000    Sysco Corp., 6.50%, 6/15/05                           206,114
        208,000    Sysco Corp., 7.00%, 5/1/06                            222,719
        75,000     Tyson Foods, Inc., 6.625%, 10/1/04                     75,170
                                                                      ----------
                                                                       1,205,159
                                                                      ----------


PRINCIPAL                                                               VALUE
---------                                                               -----

                   OIL/GAS (2.62%):
$  100,000         Laclede Gas Co., 7.50%, 11/1/07                    $  112,174
   200,000         Praxair Inc., 6.90%, 11/1/06                          217,299
   150,000         Union Pacific Resources Group,
                   7.00%,10/15/06                                        162,381
                                                                      ----------
                                                                         491,854
                                                                      ----------
                   RETAIL (0.56%):
   100,000         CVS Corp. 5.625%, 3/15/06                             104,461
                                                                      ----------
                   TELECOMMUNICATIONS (6.65%):
   500,000         Ameritech Capital Funding,
                   6.30%, 10/15/04                                       502,502
   700,000         GTE Southwest Inc., 6.23%, 1/1/07                     747,387
                                                                      ----------
                                                                       1,249,889
                                                                      ----------

                   TOTAL CORPORATE NOTES AND BONDS
                   (COST $8,472,301)                                   8,602,367
                                                                      ----------

SHARES

                   SHORT-TERM INVESTMENT (2.87%):
  539,037          Milestone Treasury Obligation
                   Portfolio, Institutional Class,
                   to yield 1.40%, 9/1/04
                   (Cost $539,037)                                       539,037
                                                                      ----------

                   TOTAL INVESTMENTS
                   (COST $18,222,478)                    98.90%      $18,587,375
                                                                     -----------
                   Assets in excess of other
                   liabilities                            1.10%          205,926
                                                         -----       -----------

                   TOTAL NET ASSETS                      100.00%     $18,793,301
                                                         ======      ===========


--------
Percentages indicated are based upon total net assets of $18,793,301.

+ All or a portion of the security is on loan (See Note 7). The collateral for these securities loaned, held by the Trust's custodian, is detailed as follows:

        DESCRIPTION                                                     VALUE

        BONY Institutional Cash Reserve Fund,
        1.55%, 9/1/04                                                 $3,912,293

See accompanying notes to financial statements.


                                       40



AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

PRINCIPAL                                                                VALUE
---------                                                                -----

                   MUNICIPAL BONDS (97.29%):
                   ARIZONA (2.43%):
                   WATER/SEWER (2.43%):
 $ 200,000         Sedona, Wastewater Municipal Property,
                   Corporate Excise Tax Revenue, 4.75%,
                   7/1/27, MBIA                                       $  200,628
                                                                      ----------
                   CALIFORNIA (16.51%):
                   HOUSING (1.58%):
   125,000         State Housing Financing Agency Revenue,
                   Single Family Mortgage Purchase Amount,
                   Series A, Class I, 5.30%, 8/1/18, FHA                 130,444
                                                                      ----------
                   PUBLIC FACILITIES (11.30%):
   250,000          State Public Works Board Lease Revenue,
                   State University Projects, Series A,
                   5.375%, 10/1/17, AMBAC                                269,992
                                                                      ----------
   300,000         State Financing Authority Lease Revenue,
                   Palm Springs Convention Center Project,
                   Series A, 5.25%, 11/1/17, MBIA                        338,031
                                                                      ----------
   300,000         San Francisco, CA City & County Airports
                   Commission, Second Series 27B, 5.25%,
                   5/1/17                                                327,594
                                                                      ----------
                                                                         935,617
                                                                      ----------
                   EDUCATION (3.63%):
   250,000         Alvord California Union School District,
                   Series A, 5.9%, 2/1/20, MBIA                          300,337
                                                                      ----------
                   TOTAL CALIFORNIA                                    1,366,398
                                                                      ----------
                   COLORADO (5.27%):
                   PUBLIC FACILITIES (5.27%):
   250,000         Denver, CO City & County Excise Tax
                   Revenue, Convention Center Project,
                   5.50%, 9/1/17, FSA                                    278,690
                                                                      ----------
   150,000         Denver, CO Colorado Convention Center
                   Project, Hotel Authority Revenue,
                   Series A, 5.00%, 12/1/21, XLCA                        156,768
                                                                      ----------
                   TOTAL COLORADO                                        435,458
                                                                      ----------
                   DISTRICT OF COLUMBIA (2.97%):
                   PUBLIC FACILITIES (2.97%):
   250,000         Washington, Convention Center Authority,
                   Dedicated Tax Revenue, 4.75%, 10/1/28,
                   AMBAC                                                 245,313
                                                                      ----------
                   GEORGIA (2.15%):
                   GENERAL OBLIGATION (2.15%):
   150,000          State of Georgia, Series C, 6.50%, 4/1/10            177,561
                                                                      ----------
                   MARYLAND (3.86%):
                   WATER/SEWER (3.86%):
   300,000         State Energy Financing Administration,
                   Solid Waste Disposal, LO Revenue,
                   6.30%, 12/1/10                                        319,308
                                                                      ----------
                   MASSACHUSETTS (2.04%):
                   GENERAL OBLIGATION (2.04%):
   150,000         State Refunding Bonds, Series A, 5.25%,
                   8/1/17                                                168,282
                                                                      ----------
                   NEBRASKA (0.55%):
                   POWER/UTILITY (0.55%):
   40,000          Omaha Public Power District, Electric
                   Revenue, Series C, 5.50%, 2/1/14                      45,710
                                                                      ----------



PRINCIPAL                                                                VALUE
---------                                                                -----

                   NEW HAMPSHIRE (3.24%):
                   HEALTH/HOSPITAL (3.24%):
 $ 250,000         State Health & Education Facilities
                   Authority Revenue, Dartmouth-Hitchcock
                   Obligation Group, 5.50%, 8/1/27, FSA               $  267,810
                                                                      ----------
                   NEW YORK (8.37%):
                   PUBLIC FACILITIES (8.37%):
   300,000         New York State Dormitory Authority, New
                   York University, Revenue, Series A 5.75%,
                   7/1/13, AMBAC                                         352,137
                                                                      ----------
   300,000         New York State Dormitory Authority,
                   United Cerebral Palsy, 5.75%, 7/1/18,
                   AMBAC                                                 340,221
                                                                      ----------
                   TOTAL NEW YORK                                        692,358
                                                                      ----------
                   NORTH CAROLINA (3.13%):
                   GENERAL OBLIGATION (3.13%):
   250,000         Mecklenburg County, Series B, 4.50%,
                   2/1/18                                                258,757
                                                                      ----------
                   NORTH DAKOTA (2.42%):
                   HOUSING (2.42%):
   197,000         State Housing Financing Agency Revenue,
                   Series C, 5.50%, 7/1/18                               200,059
                                                                      ----------
                   OHIO (3.77%):
                   EDUCATION (3.11%):
   250,000         Jonathan Alder, Local School District,
                   4.40%, 12/1/17, MBIA                                  257,380
                                                                      ----------
                   HEALTH/HOSPITAL (0.66%):
   50,000          Lorain County, Hospital Revenue, Regional
                   Medical Center, 7.75%, 11/1/13, AMBAC                  54,339
                                                                      ----------
                   TOTAL OHIO                                            311,719
                                                                      ----------
                   PENNSYLVANIA (3.13%):
                   GENERAL OBLIGATION (3.13%):
   250,000         Philadelphia, 4.90%, 9/15/20, FSA                     259,103
                                                                      ----------
                   PUERTO RICO (2.54%):
                   PUBLIC FACILITIES (2.54%):
   200,000         Puerto Rico Highway & Transportation
                   Authority Revenue, Series B, 6.00%,
                   7/1/26                                                209,654
                                                                      ----------
                   SOUTH CAROLINA (3.03%):
                   POWER/UTILITY (3.03%):
   250,000         Piedmont Municipal Power Agency,
                   Electric, Series A, 5.00%, 1/1/18, FGIC               250,570
                                                                      ----------
                   SOUTH DAKOTA (4.33%):
                   POWER/UTILITY (4.33%):
   300,000         Heartland Consumers Power District
                   Electric, Revenue, 6.00%, 1/1/17, FSA                 357,945
                                                                      ----------
                   TEXAS (11.76%):
                   EDUCATION (3.32%):
   250,000         State University System Revenue, 5.375%,
                   3/15/17, FSA                                          274,205
                                                                      ----------
                   HOUSING (2.61%):
   200,000         State Veterans Housing Assistance, GO,
                   Series B, 5.75%, 12/1/13, FHA                         215,676
                                                                      ----------

See accompanying notes to financial statements.

                                       41





AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO (CONTINUED)

PRINCIPAL                                                                VALUE
---------                                                                -----

                   TEXAS (11.76%) (CONTINUED):
                   WATER/SEWER (5.83%):
  $300,000         Houston, TX Water & Sewer System
                   Revenue, 5.50%, 12/1/17                            $  337,089
   150,000         State Water Assistance Series A, 4.50%,
                   8/1/22                                                145,065
                                                                      ----------
                                                                         482,154
                                                                      ----------
                   TOTAL TEXAS                                           972,035
                                                                      ----------
                   UTAH (2.03%):
                   EDUCATION (2.03%):
   150,000         State Board Regents Revenue, 5.25%,
                   12/1/14, AMBAC                                        167,774
                                                                      ----------
                   WASHINGTON (3.38%):
                   EDUCATION (3.38%):
   250,000         Snohomish County School District, 5.50%,
                   12/1/19, FGIC                                         279,705
                                                                      ----------
                   WISCONSIN (10.38%):
                   GENERAL OBLIGATION (4.35%):
   350,000         Milwaukee, Series Y, 4.625%, 9/1/19, FSA              360,259
                   HEALTH/HOSPITAL (3.84%):
   300,000         State Health & Educational Facilities
                   Authority, Revenue, Waukesha Memorial
                   Hospital, Series A, 5.25%, 8/15/19,
                   AMBAC                                                 317,616
                   TRANSPORTATION (2.19%)
   175,000         State Transportation Revenue, Series A,
                   4.60%, 7/1/18, MBIA                                   181,017
                                                                      ----------
                   TOTAL WISCONSIN                                       858,892
                                                                      ----------

                   TOTAL MUNICIPAL BONDS
                   (COST $7,732,247)                                   8,045,039
                                                                      ----------



  SHARES                                                                VALUE
  ------                                                                -----

                   SHORT-TERM INVESTMENT (1.43%):
   117,842         Milestone Treasury Obligation
                   Portfolio, Institutional Class to
                   yield 1.40%, 9/1/04
                   (Cost $117,842)                                    $  117,842
                                                                      ----------

                   TOTAL INVESTMENTS
                   (COST $7,850,089)                      98.72%    $  8,162,881
                                                                    ------------
                   Assets in excess of other
                   liabilities                             1.28%         105,993
                                                         ------     ------------

                TOTAL NET ASSETS                         100.00%    $  8,268,874
                                                         ======     ============

--------------
Percentages indicated are based upon total net assets of $8,268,874.

AMBAC   Insured by AMBAC Indemnity Corporation
FGIC    Insured by Financial Guaranty Insurance Corporation
FHA     Federal Housing Administration
FSA     Insured by Federal Security Assurance
GO      General Obligation
LO      Limited Obligation
LOC     Letter of Credit
MBIA    Insured by Municipal Bond Insurance Association
XLCA    Insured by XL Capital Assurance

See accompanying notes to financial statements.


                                       42




AUGUST 31, 2004
--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

PRINCIPAL                                                               VALUE
---------                                                               -----

                   U.S. GOVERNMENT AGENCIES (80.51%):
                   FEDERAL HOME LOAN MORTGAGE CORP.,
                   DISCOUNT NOTES (34.33%):
$1,000,000         To yield 1.38%, 9/13/04                            $  999,540
 2,000,000         To yield 1.38%, 9/21/04                             1,998,467
 1,000,000         To yield 1.50%, 9/24/04                               999,042
 2,000,000         To yield 1.525%, 9/28/04                            1,997,712
 1,953,000         To yield 1.56%, 10/5/04                             1,950,122
                                                                      ----------
                                                                       7,944,883
                                                                      ----------
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION,
                   DISCOUNT NOTES (46.18%):
 3,000,000         To yield 1.50%, 9/15/04                             2,998,250
 4,000,000         To yield 1.49%, 9/17/04                             3,997,351
 1,700,000         To yield 1.40%, 9/22/04                             1,698,612
 2,000,000         To yield 1.55%, 10/6/04                             1,996,986
                                                                      ----------
                                                                      10,691,199
                                                                      ----------

                   TOTAL U.S. GOVERNMENT AGENCIES
                   (COST $18,636,082)                                 18,636,082
                                                                      ----------

                   REPURCHASE AGREEMENT (19.44%):
 4,499,000          Bank of America, 1.55%, due
                   9/1/04 with a maturity value
                   of $4,499,194, (Fully
                   collateralized by U.S.
                   government agencies and
                   obligations) (Cost $4,499,000)                      4,499,000
                                                                      ----------

                   TOTAL INVESTMENTS
                   (COST $23,135,082)                     99.95%     $23,135,082
                                                                     -----------
                   Assets in excess of other
                   liabilities                             0.05%          10,524
                                                         ------      -----------

                   TOTAL NET ASSETS                      100.00%     $23,145,606
                                                         ======      ===========
-------------
Percentages indicated are based upon total net assets of $23,145,606.

See accompanying notes to financial statements.

                                       43


AUGUST 31, 2004
------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------

                                                  LARGE           LARGE
                                             CAPITALIZATION  CAPITALIZATION                         SMALL       INTERNATIONAL
                                                 VALUE            GROWTH          MID CAP       CAPITALIZATION      EQUITY
                                               PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------

ASSETS:
Investments, at cost                         $  56,929,298    $  37,954,179    $  32,793,064   $  17,891,246   $  11,306,023
                                             -------------    -------------    -------------   -------------   -------------
Investments, at value                        $  60,125,815    $  36,762,688    $  33,748,153   $  23,041,622   $  11,453,505
Short term investments, at cost                  1,447,169          545,482        1,510,573         778,528         132,034
Foreign currency, at value (Cost --
$ 1,551,037)                                          --               --               --              --              --
Collateral-securities loaned                    15,896,223       10,453,219        6,604,293       5,975,042            --
Receivable for securities sold                     398,030             --            366,135            --              --
Interest and dividends receivable                  124,637           40,818           19,171          24,232          28,095
Receivable for fund shares sold                      3,489            3,801              375           9,956           1,311
Receivable due from manager                           --               --               --              --              --
Receivable for open forward foreign
  currency contracts                                  --               --               --              --              --
Prepaid expenses and other assets                   18,755           30,121           34,580          27,667          26,722
                                             -------------    -------------    -------------   -------------   -------------
  TOTAL ASSETS                                  78,014,118       47,836,129       42,283,280      29,857,047      11,641,667
                                             -------------    -------------    -------------   -------------   -------------
LIABILITIES:
Securities lending collateral                   15,896,223       10,453,219        6,604,293       5,975,042            --
Payable for securities purchased                   128,855             --            541,200            --              --
Payable for fund shares redeemed                     5,319            3,822              593           2,807          11,659
Payable for distribution fees                        2,595            3,807           11,894           1,051             662
Payable to manager                                  31,754           21,265           22,440          13,402           7,101
Payable for open forward foreign currency
  contracts                                           --               --               --              --              --
Accrued expenses and other liabilities             123,677           64,877           52,038          41,833          47,017
                                             -------------    -------------    -------------   -------------   -------------
  TOTAL LIABILITIES                             16,188,423       10,546,990        7,232,458       6,034,135          66,439
                                             -------------    -------------    -------------   -------------   -------------
NET ASSETS                                   $  61,825,695    $  37,289,139    $  35,050,822   $  23,822,912   $  11,575,228
                                             =============    =============    =============   =============   =============

NET ASSETS:
Par value of shares of beneficial interest   $      37,672    $      31,509    $      30,714   $      18,355   $      13,253
Paid in capital                                 71,363,215       58,938,843       32,354,902      17,856,330      19,431,384
Accumulated net realized gain (loss) on
  investments                                  (14,218,878)     (21,035,204)         199,544          19,323      (8,148,925)
Net unrealized appreciation
  (depreciation) on investments                  4,643,686         (646,009)       2,465,662       5,928,904         279,516
                                             -------------    -------------    -------------   -------------   -------------
NET ASSETS                                   $  61,825,695    $  37,289,139    $  35,050,822   $  23,822,912   $  11,575,228
                                             =============    =============    =============   =============   =============

NET ASSET VALUE PER SHARE
  CLASS I
  Net Assets                                 $  56,344,891    $  35,358,001    $   6,940,421   $  22,532,243   $  10,853,876
  Shares of beneficial interest
   outstanding                                   3,417,541        2,978,897          604,131       1,730,065       1,238,462
  Net asset value/offering price (a)         $       16.49    $       11.87    $       11.49   $       13.02   $        8.76
  CLASS A
  Net Assets                                 $        --      $        --      $  23,842,230   $        --     $        --
  Shares of beneficial interest
   outstanding                                        --               --          2,088,201            --              --
  Net asset value (a)                        $        --      $        --      $       11.42   $        --     $        --
  Offering price per share                   $        --      $        --      $       12.11   $        --     $        --
   (maximum sales charge of 5.75%)
  CLASS B
  Net Assets                                 $   2,941,670    $     343,505    $   3,416,826   $     392,705   $     126,363
  Shares of beneficial interest
   outstanding                                     187,655           30,658          303,382          32,144          15,168
  Net asset value/offering price (b)         $       15.68    $       11.20    $       11.26   $       12.22   $        8.33
  CLASS C
  Net Assets                                 $   2,539,134    $   1,587,633    $     851,345   $     897,964   $     594,989
  Shares of beneficial interest
   outstanding                                     162,012          141,385           75,653          73,325          71,635
  Net asset value/offering price (b)         $       15.67    $       11.23    $       11.25   $       12.25   $        8.31






                                                 HEALTH &
                                              BIOTECHNOLOGY
                                                PORTFOLIO
------------------------------------------------------------

Investments, at cost                         $  53,359,861
                                             -------------
Investments, at value                        $  56,888,685
Short term investments, at cost                    934,702
Foreign currency, at value (Cost --
$ 1,551,037                                      1,548,204
Collateral-securities loaned                     7,566,261
Receivable for securities sold                        --
Interest and dividends receivable                  189,639
Receivable for fund shares sold                         58
Receivable due from manager                           --
Receivable for open forward foreign
  currency contracts                                47,640
Prepaid expenses and other assets                   42,797
                                             -------------
  TOTAL ASSETS                                  67,217,986
                                             -------------
LIABILITIES:
Securities lending collateral                    7,566,261
Payable for securities purchased                      --
Payable for fund shares redeemed                   439,889
Payable for distribution fees                       31,651
Payable to manager                                  52,089
Payable for open forward foreign currency
  contracts                                        100,737
Accrued expenses and other liabilities             120,267
                                             -------------
  TOTAL LIABILITIES                              8,310,894
                                             -------------
NET ASSETS                                   $  58,907,092
                                             =============

NET ASSETS:
Par value of shares of beneficial interest   $      48,110
Paid in capital                                184,053,846
Accumulated net realized gain (loss) on
  investments                                 (129,602,891)
Net unrealized appreciation
  (depreciation) on investments                  4,408,027
                                             -------------
NET ASSETS                                   $  58,907,092
                                             =============

NET ASSET VALUE PER SHARE
  CLASS I
  Net Assets                                 $     955,772
  Shares of beneficial interest
   outstanding                                      76,273
  Net asset value/offering price (a)         $       12.53
  CLASS A
  Net Assets                                 $  19,717,586
  Shares of beneficial interest
   outstanding                                   1,577,126
  Net asset value (a)                        $       12.50
  Offering price per share                   $       13.26
   (maximum sales charge of 5.75%)
  CLASS B
  Net Assets                                 $  28,931,558
  Shares of beneficial interest
   outstanding                                   2,389,735
  Net asset value/offering price (b)         $       12.11
  CLASS C
  Net Assets                                 $   9,302,176
  Shares of beneficial interest
   outstanding                                     767,887
  Net asset value/offering price (b)         $       12.11

-------------
(a)   Redemption price per share.

(b) Redemption price per Class B and C share varies based on length of time shares are held.

See accompanying notes to financial statements.



                                       44



AUGUST 31, 2004 (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          U.S.
                                                                                      INVESTMENT                       GOVERNMENT
                                      TECHNOLOGY &     ENERGY & BASIC   FINANCIAL      QUALITY          MUNICIPAL         MONEY
                                     COMMUNICATIONS      MATERIALS      SERVICES         BOND             BOND            MARKET
                                       PORTFOLIO         PORTFOLIO      PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                 $  21,368,488    $  5,444,985    $  3,812,307   $  18,222,478   $   7,850,089    $  23,135,082
                                     -------------    ------------    ------------   -------------   -------------    -------------
Investments, at value                $  24,547,487    $  6,443,960    $  3,778,448   $  18,048,338   $   8,045,039    $        --
Short term investments, at cost            975,127           1,261          71,995         539,037         117,842       23,135,082
Cash                                          --              --              --              --              --                538
Collateral-securities loaned             4,882,412            --              --         3,912,293            --
Receivable for securities sold                --           250,311            --              --              --               --
Interest and dividends receivable           10,440           5,707           3,982         234,712          97,252              194
Receivable for fund shares sold                 58             117              59             654              38           11,180
Receivable due from manager                   --              --             1,395            --               203            2,499
Prepaid expenses and other assets           42,896          22,780          23,098          27,408          21,483           30,704
                                     -------------    ------------    ------------   -------------   -------------    -------------
  TOTAL ASSETS                          30,458,420       6,724,136       3,878,977      22,762,442       8,281,857       23,180,197
                                     -------------    ------------    ------------   -------------   -------------    -------------
LIABILITIES:
Securities lending collateral            4,882,412            --              --         3,912,293            --               --
Payable for securities purchased              --              --              --              --              --               --
Payable for fund shares redeemed            18,687           2,505            --               550            --               --
Payable for distribution fees               19,203           3,307           2,089             989             192             --
Dividends payable                             --              --              --             1,719             891               86
Payable to manager                          23,285           3,541            --             1,648            --               --
Accrued expenses and other
  liabilities                               47,194          12,618          11,853          51,942          11,900           34,505
                                     -------------    ------------    ------------   -------------   -------------    -------------
  TOTAL LIABILITIES                      4,990,781          21,971          13,942       3,969,141          12,983           34,591
                                     -------------    ------------    ------------   -------------   -------------    -------------
NET ASSETS                           $  25,467,639    $  6,702,165    $  3,865,035   $  18,793,301   $   8,268,874    $  23,145,606
                                     =============    ============    ============   =============   =============    =============

NET ASSETS:
Par value of shares of
  beneficial interest                $      45,768    $      3,781    $      3,359   $      18,476   $       7,874    $     232,347
Paid in capital                        291,695,203       6,974,369       3,601,011      18,130,924       7,950,160       22,914,010
Accumulated net realized gain
  (loss) on investments               (270,427,458)     (1,276,182)        222,529         279,004          (1,951)            (751)
Net unrealized appreciation
  (depreciation) on investments          4,154,126       1,000,197          38,136         364,897         312,791             --
                                     -------------    ------------    ------------   -------------   -------------    -------------
NET ASSETS                           $  25,467,639    $  6,702,165    $  3,865,035   $  18,793,301   $   8,268,874    $  23,145,606
                                     =============    ============    ============   =============   =============    =============

NET ASSET VALUE PER SHARE
  CLASS I
  Net Assets                         $     689,225    $  1,729,109    $    774,250   $  17,449,104   $   7,891,725    $  22,246,650
  Shares of beneficial
   interest outstanding                    120,350          95,753          66,220       1,715,589         751,589       22,333,622
  Net asset value/offering
   price (a)                         $        5.73    $      18.06    $      11.69   $       10.17   $       10.50    $        1.00
  CLASS A
  Net Assets                         $  12,034,115    $  2,065,559    $  1,173,939   $        --     $        --      $        --
  Shares of beneficial
   interest  outstanding                 2,111,940         115,043         100,962            --              --               --
  Net asset value per share (a)      $        5.70    $      17.95    $      11.63   $        --     $        --      $        --
  Offering price per share           $        6.05    $      19.05    $      12.34   $        --     $        --      $        --
   (maximum sales charge of 5.75%)
  CLASS B
  Net Assets                         $  11,673,615    $  2,840,143    $  1,815,361   $      92,851   $      52,097    $     210,907
  Shares of beneficial interest
   outstanding                           2,148,711         163,407         159,830           9,127           4,946          211,138
  Net asset value/offering
   price (b)                         $        5.43    $      17.38    $      11.36   $       10.17   $       10.53    $        1.00
  CLASS C
  Net Assets                         $   1,070,684    $     67,354    $    101,485   $   1,251,346   $     325,052    $     688,049
  Shares of beneficial interest
   outstanding                             195,783           3,871           8,934         122,896          30,906          689,986
  Net asset value/offering
   price (b)                         $        5.47    $      17.40    $      11.36   $       10.18   $       10.52    $        1.00

(a)   Redemption price per share.

(b) Redemption price per Class B and C share varies based on length of time shares are held.

See accompanying notes to financial statements.



                                       45



--------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------------

                                     LARGE            LARGE                       SMALL                        HEALTH &
                                 CAPITALIZATION   CAPITALIZATION    MID CAP   CAPITALIZATION  INTERNATIONAL  BIOTECHNOLOGY
                                 VALUE PORTFOLIO GROWTH PORTFOLIO  PORTFOLIO     PORTFOLIO  EQUITY PORTFOLIO   PORTFOLIO
                                   YEAR ENDED      YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                   AUGUST 31,      AUGUST 31,      AUGUST 31,     AUGUST 31,   AUGUST 31,      AUGUST 31,
                                      2004            2004           2004           2004          2004           2004
--------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest income                   $     7,918    $     4,550    $     3,205    $     2,082    $       920    $     4,240
Dividend income                     1,097,039        300,492        405,912        286,740        303,957      1,056,200
Securities lending income               4,203          1,489          5,419          1,710           --            6,454
Less: Foreign
  withholding taxes                   (10,842)          --             --             --          (18,295)       (44,368)
                                  -----------    -----------    -----------    -----------    -----------    -----------
  TOTAL INVESTMENT INCOME           1,098,318        306,531        414,536        290,532        286,582      1,022,526
                                  -----------    -----------    -----------    -----------    -----------    -----------
OPERATING EXPENSES:
Management fees                       413,436        274,432        258,806        155,341         91,956        867,862
Distribution fees:
  Class A Shares                         --             --          103,094           --             --           94,486
  Class B Shares                       27,061          3,147         37,079          2,941            736        336,704
  Class C Shares                       27,484         18,623          8,126          9,903          6,144        115,334
Transfer agent fees                   257,611        183,448        137,709         97,948         57,286        279,576
Fund accounting fees                  103,855         68,880         50,243         39,147         21,269        100,764
Administration fees                    94,465         66,436         65,219         38,671         28,971        120,273
Professional fees                      84,588         50,274         44,027         23,857         24,490        119,093
Printing and postage
  expense                              63,765         35,086         33,998          7,254         15,449         74,301
Registration fees                      39,803         19,246         23,100         18,535         26,547         28,110
Custodian fees                         24,508            241         17,511          1,886         24,023         43,433
Trustees' fees                         15,444          1,326          6,868          1,973          5,015         11,595
Miscellaneous expenses                  6,298          1,587          2,224          1,005          1,245            887
                                  -----------    -----------    -----------    -----------    -----------    -----------
  TOTAL OPERATING EXPENSES          1,158,318        722,726        788,004        398,461        303,131      2,192,418
  Less: Expenses waived and
   reimbursed                            --             --             --             --          (16,549)       (50,460)
                                  -----------    -----------    -----------    -----------    -----------    -----------
  NET OPERATING EXPENSES            1,158,318        722,726        788,004        398,461        286,582      2,141,958
                                  -----------    -----------    -----------    -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)          (60,000)      (416,195)      (373,468)      (107,929)          --       (1,119,432)
                                  -----------    -----------    -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Investments                       8,789,550      2,515,563      4,838,093      1,305,361      2,399,652      1,840,661
  Option written                         --             --           98,513           --             --             --
  Foreign currency transactions          --             --             --             --             --         (173,534)
                                  -----------    -----------    -----------    -----------    -----------    -----------
Net realized gain (loss)            8,789,550      2,515,563      4,936,606      1,305,361      2,399,652      1,667,127
                                  -----------    -----------    -----------    -----------    -----------    -----------
Net change in unrealized
  appreciation (depreciation)
  from Investments                 (1,517,344)    (4,891,445)    (1,312,341)     2,605,112        (16,451)     6,035,904
                                  -----------    -----------    -----------    -----------    -----------    -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                    7,272,206     (2,375,882)     3,624,265      3,910,473      2,383,201      7,703,031
                                  -----------    -----------    -----------    -----------    -----------    -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS                 $ 7,212,206    $(2,792,077)   $ 3,250,797    $ 3,802,544    $ 2,383,201    $ 6,583,599
                                  ===========    ===========    ===========    ===========    ===========    ===========

See accompanying notes to financial statements.

                                       46


-----------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------

                                    TECHNOLOGY &  ENERGY & BASIC   FINANCIAL     INVESTMENT                  U.S. GOVERNMENT
                                  COMMUNICATIONS   MATERIALS       SERVICES     QUALITY BOND   MUNICIPAL BOND MONEY MARKET
                                    PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO   PORTFOLIO
                                    YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED
                                    AUGUST 31,    AUGUST 31,      AUGUST 31,     AUGUST 31,     AUGUST 31,    AUGUST 31,
                                      2004          2004            2004           2004           2004           2004
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest income                  $     3,961    $       558    $       522    $   919,199    $   296,387    $   282,334
                                 -----------    -----------    -----------    -----------    -----------    -----------
Dividend income                       76,917         87,851         61,293           --             --             --
Securities lending income              4,439            173           --            4,637           --             --
Less: Foreign withholding
  taxes                               (3,628)          --             --             --             --             --
                                 -----------    -----------    -----------    -----------    -----------    -----------
  TOTAL INVESTMENT INCOME             81,689         88,582         61,815        923,836        296,387        282,334
                                 -----------    -----------    -----------    -----------    -----------    -----------
OPERATING EXPENSES:
Management fees                      433,203         74,471         54,242        116,411         35,174        122,783
Distribution fees:
  Class A Shares                      66,118          8,598          5,720           --             --             --
  Class B Shares                     159,988         28,749         21,872          1,277            299          1,915
  Class C Shares                      15,676            462          2,617         15,820          3,205          9,124
Transfer agent fees                  134,491         24,903         16,737        120,058         19,761        139,486
Fund accounting fees                  50,576          8,917          6,401         37,335         10,529         42,300
Administration fees                   61,987         18,082         14,339         45,445         19,672         43,065
Professional fees                     40,585          6,336          4,534         30,472          5,834         45,342
Printing and postage expense          24,325          3,111          3,589         13,035          4,625         21,358
Registration fees                     37,319         23,120         18,138         16,018         13,560         26,053
Custodian fees                        15,795         15,057         17,430            727         12,544          5,470
Trustees' fees                         6,084           --              417          2,915           --            3,914
Miscellaneous expenses                   746            811            781          1,747           --            1,215
                                 -----------    -----------    -----------    -----------    -----------    -----------
  TOTAL OPERATING EXPENSES         1,046,893        212,617        166,817        401,260        125,203        462,025
  Less: Expenses waived and
   reimbursed                         (8,410)       (37,673)       (36,824)       (87,935)       (32,190)      (179,142)
                                 -----------    -----------    -----------    -----------    -----------    -----------
  NET OPERATING EXPENSES           1,038,483        174,944        129,993        313,325         93,013        282,883
                                 -----------    -----------    -----------    -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)        (956,794)       (86,362)       (68,178)       610,511        203,374           (549)
                                 -----------    -----------    -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Investments                      2,621,941        853,149        662,370        345,800         (1,396)          (750)
Foreign currency transactions           --             --             --             --             --             --
                                 -----------    -----------    -----------    -----------    -----------    -----------
Net realized gain (loss)           2,621,941        853,149        662,370        345,800         (1,396)          (750)
                                 -----------    -----------    -----------    -----------    -----------    -----------
Net change in unrealized
  appreciation (depreciation)
  from Investments                (6,041,752)       480,973       (367,697)      (278,677)       217,216           --
                                 -----------    -----------    -----------    -----------    -----------    -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                  (3,419,811)     1,334,122        294,673         67,123        215,820           (750)
                                 -----------    -----------    -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS                       $(4,376,605)   $ 1,247,760    $   226,495    $   677,634    $   419,194    $    (1,299)
                                 ===========    ===========    ===========    ===========    ===========    ===========

See accompanying notes to financial statements.

                                       47

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




---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

                                          LARGE CAPITALIZATION           LARGE CAPITALIZATION                 MID CAP
                                            VALUE PORTFOLIO                GROWTH PORTFOLIO                  PORTFOLIO
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED       PERIOD ENDED
                                      AUGUST 31,      AUGUST 31,      AUGUST 31,     AUGUST 31,      AUGUST 31,        AUGUST 31,
                                        2004             2003            2004           2003            2004             2003
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)        $    (60,000)   $    (71,072)   $   (416,195)   $   (469,001)   $   (373,468)   $   (110,542)
Net realized gain (loss)
  on investments                       8,789,550      (6,682,316)      2,515,563      (2,303,842)      4,936,606         674,550
Net change in unrealized
  appreciation (depreciation)
  on investments                      (1,517,344)     13,790,083      (4,891,445)      7,194,115      (1,312,341)      4,852,945
                                    ------------    ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS                      7,212,206       7,036,695      (2,792,077)      4,421,272       3,250,797       5,416,953
                                    ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net Realized Gains:
  Class I                                   --              --              --              --              --              --
  Class A                                   --              --              --              --              --              --
  Class B                                   --              --              --              --              --              --
  Class C                                   --              --              --              --              --              --
Net Investment Income:
  Class I                                   --              --              --              --              --              --
  Class A                                   --              --              --              --              --              --
  Class B                                   --              --              --              --              --              --
  Class C                                   --              --              --              --              --              --
                                    ------------    ------------    ------------    ------------    ------------    ------------
TOTAL DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS                           --              --              --              --              --              --
                                    ------------    ------------    ------------    ------------    ------------    ------------
SHARE TRANSACTIONS OF BENEFICIAL
  INTEREST:
Net proceeds from shares sold
  Class I                              8,629,394      39,090,992       7,413,006      10,088,659       5,006,116       2,041,367
  Class A                                   --              --              --              --           104,227          49,865
  Class B                                975,711         151,629         262,684          50,525         438,578          76,034
  Class C                                315,544         871,478         233,103         738,594         170,186          91,594
Transfer of net assets
  Class I                                   --         5,129,233            --              --              --              --
  Class A                                   --         1,701,814            --              --              --              --
  Class B                                   --              --              --              --              --              --
  Class C                                   --              --              --              --              --              --
Reinvestment of dividends and
  distributions
  Class I                                   --              --              --              --              --              --
  Class A                                   --              --              --              --              --              --
  Class B                                   --              --              --              --              --              --
  Class C                                   --              --              --              --              --              --
Redemption fee proceeds
  Class I                                     46            --              --              --              --              --
  Class A                                   --              --              --              --              --              --
  Class B                                      2            --              --              --              --              --
  Class C                                      2            --              --              --              --              --
Cost of shares redeemed
  Class I                            (15,537,303)    (51,819,009)    (10,673,379)    (17,340,700)       (522,838)        (43,864)
  Class A                                   --              --              --              --        (5,329,425)       (516,672)
  Class B                               (555,395)       (550,073)       (184,423)       (311,078)     (1,188,685)       (328,803)
  Class C                               (665,363)     (1,247,309)       (441,840)     (1,011,364)       (110,209)        (67,912)
                                    ------------    ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM SHARE TRANSACTIONS
  OF BENEFICIAL INTEREST              (6,837,362)     (6,671,245)     (3,390,849)     (7,785,364)     (1,432,050)      1,301,609
                                    ------------    ------------    ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                             374,844         365,450      (6,182,926)     (3,364,092)      1,818,747       6,718,562
NET ASSETS:
Beginning of year                     61,450,851      61,085,401      43,472,065      46,836,157      33,232,075      26,513,513
                                    ------------    ------------    ------------    ------------    ------------    ------------
END OF YEAR                         $ 61,825,695    $ 61,450,851    $ 37,289,139    $ 43,472,065    $ 35,050,822    $ 33,232,075
                                    ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.


                                       48

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

-----------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                             MID CAP             SMALL CAPITALIZATION             INTERNATIONAL EQUITY
                                            PORTFOLIO                  PORTFOLIO                        PORTFOLIO
                                           PERIOD ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED        YEAR ENDED
                                             APRIL 30,       AUGUST 31,        AUGUST 31,       AUGUST 31,        AUGUST 31,
                                             2003 (A)            2004            2003             2004              2003
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)              $    (187,614)   $    (107,929)   $    (170,702)   $        --      $     (41,215)
Net realized gain (loss) on
  investments                                (2,152,262)       1,305,361         (584,435)       2,399,652       (5,829,269)
Net change in unrealized appreciation
  (depreciation) on investments                (355,295)       2,605,112        4,659,922          (16,451)       6,102,737
                                          -------------    -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  (2,695,171)       3,802,544        3,904,785        2,383,201          232,253
                                          -------------    -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net Realized Gains:
  Class I                                          --           (406,430)      (2,092,327)            --               --
  Class A                                          --               --               --               --               --
  Class B                                          --             (5,043)         (27,925)            --               --
  Class C                                          --            (19,354)         (89,748)            --               --
Net Investment Income:
  Class I                                          --               --               --               --               --
  Class A                                          --               --               --               --               --
  Class B                                          --               --               --               --               --
  Class C                                          --               --               --               --               --
                                          -------------    -------------    -------------    -------------    -------------
TOTAL DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS                                  --           (430,827)      (2,210,000)            --               --
                                          -------------    -------------    -------------    -------------    -------------
SHARE TRANSACTIONS OF BENEFICIAL
  INTEREST:
Net proceeds from shares sold
  Class I                                       109,779        4,991,478       57,523,562       16,134,054      362,384,963
  Class A                                    20,296,155             --               --               --               --
  Class B                                       246,293          276,966           41,558           94,020            5,327
  Class C                                        86,329          123,526          285,111          484,311        2,696,265
Transfer of net assets
  Class I                                          --               --               --               --               --
  Class A                                     5,145,698             --               --               --               --
  Class B                                     3,616,800             --               --               --               --
  Class C                                       583,313             --               --               --               --
Reinvestment of dividends and
  distributions
  Class I                                          --            401,365        2,075,605             --               --
  Class A                                          --               --               --               --               --
  Class B                                          --              5,045           27,922             --               --
  Class C                                          --             19,372           91,563             --               --
Redemption fee proceeds
  Class I                                          --              1,751             --              8,392             --
  Class A                                          --               --               --               --               --
  Class B                                          --                 29             --                 38             --
  Class C                                          --                 70             --                442             --
Cost of shares redeemed
  Class I                                          --         (9,910,960)     (66,444,716)     (30,919,016)    (352,741,980)
  Class A                                      (327,812)            --               --               --               --
  Class B                                      (461,488)        (163,673)        (240,522)         (12,450)         (92,434)
  Class C                                       (86,383)        (288,457)        (719,983)      (1,114,099)      (2,100,864)
                                          -------------    -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM SHARE TRANSACTIONS
  OF BENEFICIAL INTEREST                     29,208,684       (4,543,488)      (7,359,900)     (15,324,308)      10,151,277
                                          -------------    -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS      26,513,513       (1,171,771)      (5,665,115)     (12,941,107)      10,383,530
NET ASSETS:
Beginning of year                                  --         24,994,683       30,659,798       24,516,335       14,132,805
                                          -------------    -------------    -------------    -------------    -------------
END OF YEAR                               $  26,513,513    $  23,822,912    $  24,994,683    $  11,575,228    $  24,516,335
                                          =============    =============    =============    =============    =============

(a) For the Mid Cap Portfolio, results shown are for the period from July 1, 2002 (Commencement of operations) through April 30, 2003.

See accompanying notes to financial statements.

                                       49
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



-----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------

                                               HEALTH & BIOTECHNOLOGY                                  TECHNOLOGY & COMMUNICATIONS
                                                      PORTFOLIO                                                PORTFOLIO
                                 --------------------------------------------------------------------------------------------------
                                    YEAR ENDED       PERIOD ENDED    YEAR ENDED       YEAR ENDED     PERIOD ENDED        YEAR ENDED
                                    AUGUST 31,        AUGUST 31,      APRIL 30,       AUGUST 31,        AUGUST 31,       APRIL 30,
                                       2004             2003            2003            2004              2003              2003
                                 --------------------------------------------------------------------------------------------------

OPERATIONS:
Net investment income (loss)     $  (1,119,432)   $    (445,767)   $  (2,049,703)   $    (956,794)   $    (339,366)   $    (798,992)
Net realized gain (loss)
  on investments                     1,667,127        1,331,711      (85,679,785)       2,621,941          285,027      (15,822,173)
Net change in unrealized
  appreciation (depreciation)
  on investments and foreign
currency transactions                6,035,904       (1,718,093)      53,914,063       (6,041,752)       7,667,545        3,792,059
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM OPERATIONS          6,583,599         (832,149)     (33,815,425)      (4,376,605)       7,613,206      (12,829,106)
                                 -------------    -------------    -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net Realized Gains:
  Class I                                 --               --               --               --               --               --
  Class A                                 --               --               --               --               --               --
  Class B                                 --               --               --               --               --               --
  Class C                                 --               --               --               --               --               --
Net Investment Income:
  Class I                                 --               --               --               --               --               --
  Class A                                 --               --               --               --               --               --
  Class B                                 --               --               --               --               --               --
  Class C                                 --               --               --               --               --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
TOTAL DIVIDENDS AND
DISTRIBUTIONS TO SHAREHOLDERS             --               --               --               --               --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
SHARE TRANSACTIONS OF
  BENEFICIAL INTEREST:
Net proceeds from shares sold
  Class I                              737,705          243,572          197,902        2,650,704        5,013,554        7,689,356
  Class A                              497,304        1,910,403        6,008,562          172,301           76,776       62,318,732
  Class B                              213,130          193,444        1,136,817          203,840           58,420          338,516
  Class C                               81,123        2,049,871          394,794          288,324        1,991,101           69,484
Transfer of net assets
  Class I                                 --               --               --               --               --               --
  Class A                                 --               --          8,899,070             --               --          6,609,827
  Class B                                 --               --          3,327,524             --               --          1,767,376
  Class C                                 --               --             82,203             --               --             16,265
Reinvestment of dividends and
  distributions
  Class I                                 --               --               --               --               --               --
  Class A                                 --               --               --               --               --               --
  Class B                                 --               --               --               --               --               --
  Class C                                 --               --               --               --               --               --
Redemption fee proceeds
  Class I                                 --               --               --               --               --               --
  Class A                                 --               --               --               --               --               --
  Class B                                 --               --               --               --               --               --
  Class C                                 --               --               --               --               --               --
Cost of shares redeemed
  Class I                              (64,660)          (8,494)        (177,336)      (2,038,898)      (4,917,533)      (7,712,705)
  Class A                           (9,735,657)      (5,504,372)     (26,295,607)      (4,387,051)      (1,007,716)     (68,097,210)
  Class B                          (11,650,235)      (3,472,032)     (18,480,466)      (3,885,004)        (924,198)      (4,857,653)
  Class C                           (5,622,714)      (3,504,995)      (9,706,306)        (906,002)      (2,101,592)        (825,000)
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
SHARE TRANSACTIONS OF
  BENEFICIAL INTEREST              (25,544,004)      (8,092,603)     (34,612,843)      (7,901,786)      (1,811,188)      (2,683,012)
                                 -------------    -------------    -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                    (18,960,405)      (8,924,752)     (68,428,268)     (12,278,391)       5,802,018      (15,512,118)
NET ASSETS:
Beginning of year                   77,867,497       86,792,249      155,220,517       37,746,030       31,944,012       47,456,130
                                 -------------    -------------    -------------    -------------    -------------    -------------
END OF YEAR                      $  58,907,092    $  77,867,497    $  86,792,249    $  25,467,639    $  37,746,030    $  31,944,012
                                 =============    =============    =============    =============    =============    =============

See accompanying notes to financial statements.


                                       50
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


--------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------

                                                 ENERGY & BASIC MATERIALS                          FINANCIAL SERVICES
                                                      PORTFOLIO                                        PORTFOLIO
                                 -----------------------------------------------------------------------------------------------
                                   YEAR ENDED        PERIOD ENDED    YEAR ENDED      YEAR ENDED      PERIOD ENDED    YEAR ENDED
                                    AUGUST 31,        AUGUST 31,      APRIL 30,       AUGUST 31,      AUGUST 31,      APRIL 30,
                                       2004             2003            2003            2004            2003            2003
--------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
Net investment income (loss)       $    (86,362)   $    (10,869)   $   (106,458)   $    (68,178)   $    (22,324)   $    (51,607)
Net realized gain (loss)
  on investments                        853,149          71,851      (1,262,023)        662,370         248,391        (472,226)
Net change in unrealized
  appreciation (depreciation)
  on investments                        480,973         548,999      (1,014,079)       (367,697)        189,460        (443,222)
                                   ------------    ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS                     1,247,760         609,981      (2,382,560)        226,495         415,527        (967,055)
                                   ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net Realized Gains:
Class I                                    --              --              --              --              --              --
Class A                                    --              --              --              --              --              --
Class B                                    --              --              --              --              --              --
Class C                                    --              --              --              --              --              --
Net Investment Income:
Class I                                    --              --              --              --              --              --
Class A                                    --              --              --              --              --              --
Class B                                    --              --              --              --              --              --
Class C                                    --              --              --              --              --              --
                                   ------------    ------------    ------------    ------------    ------------    ------------
TOTAL DIVIDENDS AND
  DISTRIBUTIONS TO SHAREHOLDERS            --              --              --              --              --              --
                                   ------------    ------------    ------------    ------------    ------------    ------------
SHARE TRANSACTIONS OF BENEFICIAL
  INTEREST:
Net proceeds from shares sold
  Class I                             1,335,766         287,437           2,611         701,135         154,659              10
  Class A                                58,929          58,605      13,173,349           6,818          27,879         251,646
  Class B                               185,339             765         818,364         184,231           4,559         847,618
  Class C                                37,140          19,154              13          21,430          16,643          74,793
Transfer of net assets
  Class I                                  --              --              --              --              --              --
  Class A                                  --              --              --              --              --              --
  Class B                                  --              --              --              --              --              --
  Class C                                  --              --              --              --              --              --
Reinvestment of dividends and
  distributions
  Class I                                  --              --              --              --              --              --
  Class A                                  --              --              --              --              --              --
  Class B                                  --              --              --              --              --              --
  Class C                                  --              --              --              --              --              --
Redemption fee proceeds
  Class I                                  --              --              --              --              --              --
  Class A                                  --              --              --              --              --              --
  Class B                                  --              --              --              --              --              --
  Class C                                  --              --              --              --              --              --
Cost of shares redeemed
  Class I                               (97,274)         (6,072)           --           (93,617)         (3,028)           --
  Class A                              (717,528)       (270,984)    (14,286,408)       (575,237)       (225,841)     (1,124,041)
  Class B                              (852,378)       (286,488)     (1,700,346)       (712,717)       (120,356)     (1,130,770)
  Class C                                  --              --              --          (227,556)        (12,462)       (213,468)
                                   ------------    ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN
  NET ASSETS FROM
  SHARE TRANSACTIONS OF
  BENEFICIAL INTEREST                   (50,006)       (197,583)     (1,992,417)       (695,513)       (157,947)     (1,294,212)
                                   ------------    ------------    ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                       1,197,754         412,398      (4,374,977)       (469,018)        257,580      (2,261,267)
  NET ASSETS:
Beginning of year                     5,504,411       5,092,013       9,466,990       4,334,053       4,076,473       6,337,740
                                   ------------    ------------    ------------    ------------    ------------    ------------
END OF YEAR                        $  6,702,165    $  5,504,411    $  5,092,013    $  3,865,035    $  4,334,053    $  4,076,473
                                   ============    ============    ============    ============    ============    ============

See accompanying notes to financial statements.

                                       51

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

----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------

                                      INVESTMENT QUALITY BOND               MUNICIPAL BOND                U.S. GOVERNMENT MONEY
                                             PORTFOLIO                        PORTFOLIO                     MARKET PORTFOLIO
                                   -----------------------------------------------------------------------------------------------
                                    YEAR ENDED        YEAR ENDED     YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                     AUGUST 31,       AUGUST 31,     AUGUST 31,        AUGUST 31,      AUGUST 31,      AUGUST 31,
                                        2004            2003            2004             2003             2004            2003
                                   -----------------------------------------------------------------------------------------------

OPERATIONS:
Net investment income (loss)       $    610,511    $     923,880    $    203,374    $     235,021    $        (549)   $      41,037
Net realized gain (loss)
  on investments                        345,800        1,227,517          (1,396)         103,465             (750)           9,299
Net change in unrealized
  appreciation (depreciation)
  on investments                       (278,677)        (939,240)        217,216         (179,672)            --               --
                                   ------------    -------------    ------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                       677,634        1,212,157         419,194          158,814           (1,299)          50,336
                                   ------------    -------------    ------------    -------------    -------------    -------------
  DISTRIBUTIONS TO
  SHAREHOLDERS:
Net Realized Gains:
       Class I                         (736,341)        (687,158)        (31,509)         (68,719)          (9,645)            --
       Class A                             --               --              --               --               --               --
       Class B                           (4,720)          (8,008)            (84)            (145)             (81)            --
       Class C                          (65,439)         (39,834)         (1,907)          (5,134)            (325)            --
Net Investment Income:
       Class I                         (577,169)        (886,119)       (197,586)        (221,781)            --            (40,356)
       Class A                             --               --              --               --               --               --
       Class B                           (2,496)          (6,370)           (661)          (1,790)            --                (49)
       Class C                          (30,846)         (36,603)         (7,376)         (10,833)            --               (632)
                                   ------------    -------------    ------------    -------------    -------------    -------------
TOTAL DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS                       (1,417,011)      (1,664,092)       (239,123)        (308,402)         (10,051)         (41,037)
                                   ------------    -------------    ------------    -------------    -------------    -------------
SHARE TRANSACTIONS OF
  BENEFICIAL INTEREST:
Net proceeds from shares sold
       Class I                       11,892,793      130,594,070       3,713,239        2,983,398       23,945,654      333,489,512
       Class A                             --               --              --               --               --               --
       Class B                           40,822          181,000          37,500          131,400          152,874          248,800
       Class C                          522,317        3,547,127          36,337          349,970          893,632        7,512,302
Transfer of net assets
       Class I                             --               --              --               --               --          5,278,640
       Class A                             --               --              --               --               --               --
       Class B                             --               --              --               --               --               --
       Class C                             --               --              --               --               --               --
Reinvestment of dividends and
  distributions
       Class I                        1,274,736        1,471,370         220,897          275,618            9,385           36,030
       Class A                             --               --              --               --               --               --
       Class B                            6,638           13,133             416            1,755               79               47
       Class C                           95,394           74,776           9,277           15,312              312              583
Redemption fee proceeds
       Class I                           10,937             --              --               --               --               --
       Class A                             --               --              --               --               --               --
       Class B                               74             --              --               --               --               --
       Class C                              972             --              --               --               --               --
Cost of shares redeemed
       Class I                      (18,116,524)    (139,446,787)     (1,984,237)      (7,042,663)     (30,696,134)    (347,315,087)
       Class A                             --               --              --               --               --               --
       Class B                         (211,902)        (378,216)           --           (142,986)        (137,466)        (150,580)
       Class C                       (1,002,002)      (4,288,934)       (157,380)        (709,083)      (2,564,489)      (6,497,170)
                                   ------------    -------------    ------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM SHARE TRANSACTIONS
  OF BENEFICIAL INTEREST             (5,485,745)      (8,232,461)      1,876,049       (4,137,279)      (8,396,153)      (7,396,923)
                                   ------------    -------------    ------------    -------------    -------------    -------------
CONTRIBUTIONS OF CAPITAL                   --               --              --               --             20,600             --
                                   ------------    -------------    ------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                      (6,225,122)      (8,684,396)      2,056,120       (4,286,867)      (8,386,903)      (7,387,624)
NET ASSETS:
  Beginning of year                  25,018,423       33,702,819       6,212,754       10,499,621       31,532,509       38,920,133
                                   ------------    -------------    ------------    -------------    -------------    -------------
  END OF YEAR*                     $ 18,793,301    $  25,018,423    $  8,268,874    $   6,212,754    $  23,145,606    $  31,532,509
                                   ============    =============    ============    =============    =============    =============

*Includes undistributed net
  investment income
 (loss) at end of year             $       --      $        --      $       --      $         618    $        --      $        --

See accompanying notes to financial statements.


                                       52



YEAR ENDED AUGUST 31, 2004

NOTES TO FINANCIAL STATEMENTS

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

           The Saratoga Advantage Trust (the "Trust ") was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of twelve portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Cap Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio (collectively, the "Portfolios "). Saratoga Capital Management, LLC (the "Manager ") serves as the Trust's Manager. Each of the Portfolios is provided with the discretionary advisory services of an investment adviser identified, retained, supervised and compensated by the Manager. The following serve as advisers (the "Advisers ") to their respective Portfolio(s):
OpCap Advisors, LLC serves as Adviser to the Large Capitalization Value, Municipal Bond and International Equity (Pictet International Management Ltd. had served as the Adviser to International Equity through July 16, 2004); Harris, Bretall Sullivan & Smith, L.L.C. serves as Adviser to Large Capitalization Growth and Financial Services; Caterpillar Investment Management Ltd. serves as Adviser to Mid Cap and Energy & Basic Materials; Fox Asset Management, LLC serves as Adviser to Small Capitalization and Investment Quality Bond; UBS Global Asset Management serves as Adviser to Health & Biotechnology; Columbus Circle Investors serves as Adviser to Technology & Communications; and Reich & Tang Asset Management LLC serves as Adviser to U.S. Government Money Market. Gemini Fund Services, LLC (the "Administrator "), serves the Trust as administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. Effective March 1, 2004, Aquarius Fund Distributors, LLC (the "Distributor ") became the Trust's Distributor. Prior to March 1, 2004, Orbitex Funds Distributor, Inc. ( "OFD ") had served as Distributor and was an affiliate of the Manager.

           The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio and the Financial Services Portfolio are non-diversified portfolios. The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Cap Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio and the U.S. Government Money Market Portfolio are diversified portfolios.

PORTFOLIO                          PRIMARY OBJECTIVE

Large Capitalization Value         Total return consisting of capital
                                        appreciation and dividend income
Large Capitalization Growth        Capital appreciation
Mid Cap                            Long-term capital appreciation
Small Capitalization               Maximum capital appreciation
International Equity               Long-term capital appreciation
Health & Biotechnology             Long-term capital growth
Technology & Communications        Long-term capital growth
Energy & Basic Materials           Long-term capital growth
Financial Services                 Long-term capital growth
Investment Quality Bond            Current income and reasonable stability of
                                        principal
Municipal Bond                     High level of interest income that is
                                        excluded from federal income taxation to
                                        the extent consistent with prudent
                                        investment management and the
                                        preservation of capital
U.S. Government Money Market       Maximum current income to the extent
                                        consistent with the maintenance of
                                        liquidity and the preservation of
                                        capital

           Currently, each Portfolio offers Class B, Class C and Class I shares. The Mid Cap, Health & Biotechnology, Technology & Communications, Energy & Basic Materials & Financial Services Portfolios also offer Class A shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

           To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with such short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 90 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust's prospectus for additional details.

NOTES TO FINANCIAL STATEMENTS

           The following is a summary of significant accounting policies consistently followed by each Portfolio:

(A)   VALUATION OF INVESTMENTS

           Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. NASDAQ traded securities are valued at the NASDAQ official closing price (NOCP). Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in countries in which International Equity and Health & Biotechnology may invest may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

(B)   FEDERAL INCOME TAX

           It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

           Capital loss carry forwards, as of each Portfolio's most recent tax year-end, available to offset future capital gains, if any, are as follows:

PORTFOLIO                          2008            2009          2010           2011           2012          TOTAL
---------                          ----            ----          ----           ----           ----          -----

Large Capitalization Value     $       --     $       --     $ 13,922,416   $       --     $       --     $ 13,922,416
Large Capitalization Growth            --        6,457,884           --       14,577,320           --       21,035,204
Mid Cap                                --             --        2,607,480           --             --        2,607,480
Small Capitalization                   --             --             --             --             --             --
International Equity                420,331      1,875,007           --        2,217,243      3,623,130      8,135,711
Health & Biotechnology                 --       36,130,102     44,914,706     47,136,441           --      128,181,249
Technology & Communications            --      243,723,545     21,735,497      4,968,416           --      270,427,458
Energy & Basic Materials               --             --             --        1,245,873         30,311      1,276,184
Financial Services                     --             --             --             --             --             --
Investment Quality Bond                --             --             --             --             --             --
Municipal Bond                         --             --             --             --             --             --
U.S. Government Money Market           --             --             --             --              750            750


(C)   SECURITY TRANSACTIONS AND OTHER INCOME

           Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

           As a result of capital loss carry forward limitations, net operating losses, unrealized appreciation (depreciation) from acquired funds and other reclassifications as of the Portfolios' most recent tax year-ends, paid in capital, undistributed net

NOTES TO FINANCIAL STATEMENTS

investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions were adjusted as follows:

                                                                     INCREASE (DECREASE)   INCREASE (DECREASE)
                                                                        IN ACCUMULATED        IN UNREALIZED
                                                                          NET REALIZED         APPRECIATION
                                                    INCREASE (DECREASE)  GAIN (LOSS) ON      (DEPRECIATION) ON
                                                     IN UNDISTRIBUTED    INVESTMENTS AND      INVESTMENTS AND
                                INCREASE (DECREASE)   NET INVESTMENT    FOREIGN CURRENCY     FOREIGN CURRENCY
PORTFOLIO                       IN PAID IN CAPITAL    INCOME (LOSS)      TRANSACTIONS         TRANSACTIONS
---------                       ------------------    -------------      ------------         ------------

Large Capitalization Value       $   (60,000)         $   60,000          $     --            $     --
Large Capitalization Growth         (416,195)            416,195                --                  --
Mid Cap                             (446,363)            373,468              72,884                  11
Small Capitalization                  (9,647)            107,929             (98,282)               --
International Equity                    --                  --                  --                  --
Health & Biotechnology            (1,228,896)          1,119,432             109,464                --
Technology & Communications         (992,442)            956,794              35,320                 328
Energy & Basic Materials             (86,328)             86,362                --                   (34)
Financial Services                   (68,178)             68,178                --                  --
Investment Quality Bond                 --                  --                  --                  --
Municipal Bond                        (5,109)              1,631               3,478                --
U.S. Government Money Market          (1,250)                549                 701                --

           Net assets were unaffected by the above reclassifications.

(D)   DIVIDENDS AND DISTRIBUTIONS

           The following table summarizes each Portfolio's dividend and capital gain declaration policy:

PORTFOLIO                        INCOME DIVIDENDS                CAPITAL GAINS
---------                        ----------------                -------------

Large Capitalization Value       Annually                        Annually
Large Capitalization Growth      Annually                        Annually
Mid Cap                          Annually                        Annually
Small Capitalization             Annually                        Annually
International Equity             Annually                        Annually
Health & Biotechnology           Annually                        Annually
Technology & Communications      Annually                        Annually
Energy & Basic Materials         Annually                        Annually
Financial Services               Annually                        Annually
Investment Quality Bond          Daily -- paid monthly           Annually
Municipal Bond                   Daily -- paid monthly           Annually
U.S. Government Money Market     Daily -- paid monthly           Annually

           Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

(E)   ALLOCATION OF EXPENSES

           Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

NOTES TO FINANCIAL STATEMENTS

(F)    REPURCHASE AGREEMENTS

           The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

(G)   OTHER

           The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

           The accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. In addition, certain of the Portfolios may enter into forward foreign currency contracts. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2.     MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

           (a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio's average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Cap and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market.

           For the year ended August 31, 2004, the Manager waived $16,835 for International, $87,935 for Investment Quality Bond, $32,190 for Municipal Bond, $122,783 for U.S. Government Money Market, $50,460 for Health & Biotechnology, $8,410 for Technology & Communications, $37,673 for Energy & Basic Materials and $36,824 for Financial Services. For the year ended August 31, 2004, the Manager reimbursed $45,320 for U.S. Government Money Market.

           (b) For providing administration services to the Portfolios, the Administrator will receive from each Portfolio a monthly fee calculated at an annual rate of 0.10% of average daily net assets, subject to certain minimum requirements (exclusive of out-of-pocket administration fees).

           (c) The Portfolios have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class A, B and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the year ended August 31, 2004, the Distributor waived $11,039 in fees for the U.S. Government Money Market Portfolio.

           Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class B shares are offered subject to a maximum contingent deferred sales charge ("CDSC") of 5.00% and will automatically convert to Class I shares after eight years. Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%. Class I shares are offered at net asset value.

NOTES TO FINANCIAL STATEMENTS

           For the year ended August 31, 2004, the Distributor received sales charges on sales of the Portfolios' Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

                                         OFD         DISTRIBUTOR
                                     SALES CHARGES   SALES CHARGES       CDSCS
PORTFOLIO                               CLASS A        CLASS A          CLASS C
---------                               -------        -------          -------

Large Capitalization Value                 --             --          $   223
Large Capitalization Growth                --             --              151
Mid Cap                                $     38        $   127             10
Small Capitalization                       --             --               18
International Equity                       --             --            5,736
Health & Biotechnology                    1,193          2,364             91
Technology & Communications               1,209            431            102
Energy & Basic Materials                     60             25           --
Financial Services                         --               15             20
Investment Quality Bond                    --             --              354
Municipal Bond                             --             --             --
U.S. Government Money Market               --             --           13,088

           (d) The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement"). In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). The annual expense caps in effect at August 31, 2004 for each Portfolio were: 2.00%, 3.00% and 3.00% for Class I, B and C shares respectively, of Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 2.30%, 3.30% and 3.30% for Class I, B and C shares, respectively, of International Equity; 1.40%, 2.40% and 2.40% for Class I, B and C shares, respectively, of Investment Quality Bond and Municipal Bond; 1.25%, 2.25% and 2.25% for Class I, B and C shares, respectively, of U.S. Government Money Market; 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; and 2.40%, 3.00%, 3.00% and 2.00% for Class A, B, C and I shares, respectively, of Mid Cap. Under the terms of the Expense Agreement, expenses borne by the Manager for the Large Capitalization Value, Large Capitalization Growth, Small Capitalization, International Equity, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios are subject to reimbursement by the portfolios for up to five years from the date the fee or expense was incurred and expenses borne by the Manager for the Mid Cap, Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services Portfolios are subject to reimbursement by the Portfolios for up to three years from the date the fee or expense was incurred. Expenses borne by the Manager after December 31, 2002, for all of the Portfolios of the Trust, are subject to reimbursement for up to three years from the date the fee or expense was incurred. No reimbursement will be made if it would result in the Portfolio exceeding its Expense Cap. The Expense Agreement may be terminated by either party, without penalty, upon receipt of 60 days prior notice. For the year ended August 31, 2004, no reimbursement payments were made to the Manager under the terms of the Expense Agreement.

NOTES TO FINANCIAL STATEMENTS

3.     INVESTMENT TRANSACTIONS

           (a) For the year ended August 31, 2004, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios' were as follows:

PORTFOLIO                                  PURCHASES           SALES
---------                                  ---------           -----

Large Capitalization Value                $57,739,947        $65,715,243
Large Capitalization Growth                53,022,373         56,771,250
Mid Cap                                    25,646,139         26,812,312
Small Capitalization                        2,612,557          6,979,290
International Equity                       22,651,352         35,681,866
Health & Biotechnology                     43,841,725         72,707,862
Technology & Communications                17,765,338         27,731,738
Energy & Basic Materials                    5,111,128          5,467,664
Financial Services                          8,398,062          9,196,986
Investment Quality Bond                     6,866,811         14,193,902
Municipal Bond                              3,444,488          1,774,226

           (b) At August 31, 2004, the composition of unrealized appreciation (depreciation) of investment securities for the Portfolios' were as follows:

                                FEDERAL
PORTFOLIO                      TAX COST     APPRECIATION   DEPRECIATION       NET
---------                      --------     ------------   ------------       ---

Large Capitalization Value    $57,339,732   $ 6,071,605   $(1,838,353)   $ 4,233,252
Large Capitalization Growth    37,954,179     2,707,831    (3,353,840)      (646,009)
Mid Cap                        32,793,064     4,344,313    (1,878,651)     2,465,662
Small Capitalization           17,891,246     6,931,981    (1,003,077)     5,928,904
International Equity           11,309,303       550,473      (274,237)       276,236
Health & Biotechnology         53,857,955     7,749,468    (3,784,036)     3,965,432
Technology & Communications    21,378,820     5,681,440    (1,537,646)     4,143,794
Energy & Basic Materials        5,444,985     1,041,325       (41,089)     1,000,236
Financial Services              3,812,307       166,355      (128,219)        38,136
Investment Quality Bond        18,222,478       385,147       (20,250)       364,897
Municipal Bond                  7,850,089       318,330        (5,539)       312,791


           (c) At August 31, 2004, the Health & Biotechnology Portfolio had open forward foreign currency contracts. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain
(loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                                           UNREALIZED
                                                              SETTLEMENT      GAIN
FOREIGN CURRENCY               LOCAL CURRENCY    MARKET VALUE    DATE         (LOSS)
----------------               --------------    ------------    ----         ------

To Buy:
British Pound                        980,000    $   1,749,723   11/26/04   $ (31,477)
Danish Krone                       2,900,000          473,495   11/26/04       9,369
Japanese Yen                     120,000,000        1,098,353   11/26/04       1,369
Swiss Franc                        2,050,000        1,621,908   11/26/04     (25,131)
                                                                           ---------
                                                                             (45,870)
                                                                           ---------
To Sell:
Australian Dollar                    900,000          629,770   11/26/04     (18,418)
British Pound                      1,150,000        2,053,246   11/26/04     (26,802)
Japanese Yen                      80,000,000          732,235   11/26/04        (764)
Swiss Franc                        3,968,973        3,140,151   11/26/04      38,757
                                                                           ---------
                                                                              (7,227)
                                                                           ---------
Net Unrealized Gain (Loss)
  on Open Forward
  Foreign Currency Contracts                                               $ (53,097)
                                                                           ---------

NOTES TO FINANCIAL STATEMENTS

           (d) Certain Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

           Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to- market daily. When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

           Certain Portfolios may write covered call options. This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less then the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

           When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

           The liability representing a Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

           The Portfolios may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

           Transactions in options written for the Mid Cap Portfolio during the year ended August 31, 2004 were as follows:

                                                        NUMBER OF      PREMIUMS
                                                        CONTRACTS      RECEIVED
                                                        ---------      --------

Options outstanding at
  August 31, 2003                                          --              --
Options written                                             900       $ 192,438
Options terminated in closing
  purchase transactions                                    (178)        (34,464)
Options expired                                            (425)        (76,556)
Options exercised                                          (297)        (81,418)
Options outstanding at August 31, 2004                     --              --

NOTES TO FINANCIAL STATEMENTS

4.     AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

           Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share. For the periods indicated, transactions were as follows:

                                             CLASS I SHARES                   CLASS B SHARES                  CLASS C SHARES
                                        ------------------------         -------------------------      -------------------------
                                         YEAR ENDED   YEAR ENDED          YEAR ENDED    YEAR ENDED       YEAR ENDED    YEAR ENDED
                                         AUGUST 31,    AUGUST 31,         AUGUST 31,    AUGUST 31,       AUGUST 31,     AUGUST 31,
                                            2004          2003              2004            2003            2004           2003
                                        ------------  -----------        ------------  ------------     -------------  -----------

Large Capitalization Value
  Issued                                   530,979       3,129,972          63,312          12,240          20,428          70,608
  Transferred (Note 6)                        --           413,117            --           141,857            --              --
  Redeemed                                (957,872)     (4,131,517)        (36,499)        (44,868)        (42,772)       (103,210)
                                       -----------    ------------        --------        --------      ----------      ----------
  Net Increase (Decrease) in Shares       (426,893)       (588,428)         26,813         109,229         (22,344)        (32,602)
                                       -----------    ------------        --------        --------      ----------      ----------
Large Capitalization Growth
  Issued                                   575,668         884,578          21,567           4,575          18,950          68,016
  Redeemed                                (831,430)     (1,538,566)        (15,440)        (29,987)        (36,283)        (96,033)
                                       -----------    ------------        --------        --------      ----------      ----------
  Net Increase (Decrease) in Shares       (255,762)       (653,988)          6,127         (25,412)        (17,333)        (28,017)
                                       -----------    ------------        --------        --------      ----------      ----------
Small Capitalization
  Issued                                   407,257       5,847,126          23,476           4,120          10,716          30,098
  Redeemed                                (815,321)     (6,792,083)        (14,356)        (26,076)        (23,966)        (78,064)
  Reinvested from Dividends                 32,342         220,803             430           3,109           1,649          10,149
                                       -----------    ------------        --------        --------      ----------      ----------
Net Increase (Decrease) in Shares         (375,722)       (724,154)          9,550         (18,847)        (11,601)        (37,817)
                                       -----------    ------------        --------        --------      ----------      ----------
  International Equity
  Issued                                 2,118,046      53,829,493          11,326             837          67,264         395,632
  Redeemed                              (4,106,704)    (52,507,190)         (1,592)        (14,662)       (156,858)       (309,744)
                                       -----------    ------------        --------        --------      ----------      ----------
Net Increase (Decrease) in Shares       (1,988,658)      1,322,303           9,734         (13,825)        (89,594)         85,888
                                       -----------    ------------        --------        --------      ----------      ----------
  Investment Quality Bond
  Issued                                 1,133,681      12,278,875           3,989          17,030          50,018         334,161
  Redeemed                              (1,734,413)    (13,107,475)        (20,432)        (35,689)        (97,782)       (404,261)
  Reinvested from Dividends                124,806         138,914             650           1,242           9,335           7,059
                                       -----------    ------------        --------        --------      ----------      ----------
  Net Increase (Decrease) in Shares       (475,926)       (689,686)        (15,793)        (17,417)        (38,429)        (63,041)
                                       -----------    ------------        --------        --------      ----------      ----------
Municipal Bond
  Issued                                   361,334         280,537           3,534          12,538           3,452          33,767
  Redeemed                                (190,164)       (658,026)           --           (13,582)        (15,272)        (67,908)
  Reinvested from Dividends                 21,107          26,132              40             166             884           1,449
                                       -----------    ------------        --------        --------      ----------      ----------
  Net Increase (Decrease) in Shares        192,277        (351,357)          3,574            (878)        (10,936)        (32,692)
                                       -----------    ------------        --------        --------      ----------      ----------
U.S. Government Money Market
  Issued                                23,945,654     333,489,512         152,873         248,800         893,632       7,512,294
  Transferred (Note 6)                        --         5,278,640            --              --              --              --
  Redeemed                             (30,696,133)   (347,311,183)       (137,466)       (150,580)     (2,564,489)     (6,497,173)
  Reinvested from Dividends                  9,385          36,030              79              47             312             583
                                       -----------    ------------        --------        --------      ----------      ----------
  Net Increase (Decrease) in Shares     (6,741,094)     (8,507,001)         15,486          98,267      (1,670,545)      1,015,704
                                       -----------    ------------        --------        --------      ----------      ----------


                                       60

NOTES TO FINANCIAL STATEMENTS

                                                        CLASS I SHARES                            CLASS A SHARES
                                       -----------------------------------------  --------------------------------------------
                                        YEAR ENDED     PERIOD ENDED  YEAR ENDED    YEAR ENDED       PERIOD ENDED    YEAR ENDED
                                        AUGUST 31,      AUGUST 31,    APRIL 30,     AUGUST 31,       AUGUST 31,      APRIL 30,
                                           2004           2003          2003          2004             2003           2003
                                       -----------     ------------  ----------   ------------     --------------  ------------

Health & Biotechnology*
  Issued                                   59,781         20,770         18,252         40,458        158,259        495,552
  Transferred (Note 6)                       --             --             --             --             --          803,318
  Redeemed                                 (5,168)          (710)       (16,651)      (790,508)      (462,048)    (2,213,578)
                                         --------       --------     ----------       --------       --------    -----------
  Net Increase (Decrease) in Shares        54,613         20,060          1,601       (750,050)      (303,789)      (914,708)
                                         --------       --------     ----------       --------       --------    -----------
Technology & Communications**
  Issued                                  392,985        837,083      1,528,797         25,213         12,598     10,960,029
  Transferred (Note 6)                       --             --             --             --             --        1,255,239
  Redeemed                               (301,063)      (810,604)    (1,526,847)      (642,879)      (167,336)   (11,947,777)
                                         --------       --------     ----------       --------       --------    -----------
  Net Increase (Decrease) in Shares        91,922         26,479          1,950       (617,666)      (154,738)       267,491
                                         --------       --------     ----------       --------       --------    -----------
Energy & Basic Materials**
  Issued                                   81,076         20,657            205          3,684          4,129        905,941
  Redeemed                                 (5,756)          (429)          --          (44,901)       (19,484)      (997,799)
                                         --------       --------     ----------       --------       --------    -----------
  Net Increase (Decrease) in Shares        75,320         20,228            205        (41,217)       (15,355)       (91,858)
                                         --------       --------     ----------       --------       --------    -----------
Financial Services**
  Issued                                   59,595         14,654              1            571          2,580         25,272
  Redeemed                                 (7,746)          (284)          --          (49,305)       (21,824)      (115,525)
                                         --------       --------     ----------       --------       --------    -----------
  Net Increase (Decrease) in Shares        51,849         14,370              1        (48,734)       (19,244)       (90,253)
                                         --------       --------     ----------       --------       --------    -----------
Mid Cap***
  Issued                                  434,281        206,128         13,287          9,071          5,165      2,032,863
  Transferred (Note 6)                       --             --             --             --             --          605,199
  Redeemed                                (44,999)        (4,566)          --         (469,274)       (54,371)       (40,452)
                                         --------       --------     ----------       --------       --------    -----------
  Net Increase (Decrease) in Shares       389,282        201,562         13,287       (460,203)       (49,206)     2,597,610
                                         --------       --------     ----------       --------       --------    -----------



                                                        CLASS B SHARES                            CLASS C SHARES
                                       -----------------------------------------  --------------------------------------------
                                        YEAR ENDED     PERIOD ENDED  YEAR ENDED    YEAR ENDED       PERIOD ENDED    YEAR ENDED
                                        AUGUST 31,      AUGUST 31,    APRIL 30,     AUGUST 31,       AUGUST 31,      APRIL 30,
                                           2004           2003          2003          2004             2003           2003
                                       -----------     ------------  ----------   ------------     --------------  ------------
Health & Biotechnology
  Issued                                   17,760         16,557         97,887          6,828        174,233         33,678
  Transferred (Note 6)                       --             --          307,240           --             --            7,585
  Redeemed                               (976,111)      (299,034)    (1,604,879)      (470,715)      (300,351)      (822,754)
  Net Increase (Decrease) in Shares      (958,351)      (282,477)    (1,199,752)      (463,887)      (126,118)      (781,491)
Technology & Communications
  Issued                                   31,144         10,115         62,707         43,421        335,013         12,870
  Transferred (Note 6)                       --             --          348,597           --             --            3,189
  Redeemed                               (601,406)      (159,239)      (902,047)      (137,747)      (353,100)      (146,756)
  Net Increase (Decrease) in Shares      (570,262)      (149,124)      (490,743)       (94,326)       (18,087)      (130,697)
Energy & Basic Materials****
  Issued                                   11,636             57         56,408          2,423          1,447              1
  Redeemed                                (54,483)       (20,833)      (126,881)          --             --             --
  Net Increase (Decrease) in Shares       (42,847)       (20,776)       (70,473)         2,423          1,447              1
Financial Services
  Issued                                   16,517            422         80,003          1,879          1,597          7,008
  Redeemed                                (62,580)       (11,463)      (119,359)       (20,130)        (1,174)       (23,375)
  Net Increase (Decrease) in Shares       (46,063)       (11,041)       (39,356)       (18,251)           423        (16,367)
Mid Cap***
  Issued                                   39,251          7,840         28,014         15,315          9,481          9,782
  Transferred (Note 6)                       --             --          426,919           --             --           68,910
  Redeemed                               (107,184)       (33,945)       (57,513)       (10,073)        (7,079)       (10,683)
  Net Increase (Decrease) in Shares       (67,933)       (26,105)       397,420          5,242          2,402         68,009


NOTES TO FINANCIAL STATEMENTS


------------------------

*       The inception date for Class I shares is January 27, 2003.

**      The inception date for Class I shares is January 6, 2003.

*** For the Mid Cap Portfolio, the inception date for Class A, B and C shares is July 1, 2002. Inception date for Class I shares is January 6, 2003.

****    The inception date for Class C shares is January 6, 2003.

5.     RESTRICTED SECURITIES

           A restricted security is a security purchased through a private offering and cannot be resold to the public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and a prompt sale at an acceptable price may be difficult. The issuers of the securities will bear any costs involved in registration under the Securities Act of 1933 in connection with the disposition of such securities. The Portfolios do not have the right to demand that such securities be registered. Restricted securities are valued at the direction of a Portfolios' Board of Trustees; the securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information on the restricted security. The table below shows the securities held at August 31, 2004 that are being valued by the Portfolios' Board of Trustees:

                                                               ACQUISITION                 VALUE       8/31/04       % OF NET
PORTFOLIO               SECURITY                   SHARES         DATE         COST       PER UNIT    FAIR VALUE      ASSETS
---------               --------                   ------         ----         ----       --------    ----------      ------

Health &              Aderis Pharmaceuticals,
 Biotechnology          Inc.
                      Series D                     318,182       2/7/01   $   3,500,002   $   11.00$   3,500,002       5.94%

Health &              Mitokor Series F             401,335      8/22/00       3,010,012        0.21       83,879       0.14
 Biotechnology

Technology &          U.S. Wireless Data,
  Communications        Inc.
                      Warrants                     125,000      4/10/00            --          0.00         --         0.00


           Because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material.

6.     FUND ACQUISITIONS

           (a) As of the close of business on January 24, 2003, the U.S. Government Money Market Portfolio acquired all the net assets of the Orbitex Cash Reserves Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Cash Reserves Fund on January 3, 2003. The details of which are shown below:

                      AT CLOSE OF BUSINESS JANUARY 24, 2003

                                                                 U.S. GOVERNMENT
                                                U.S. GOVERNMENT   MONEY MARKET
                                                 MONEY MARKET     PORTFOLIO --
                                  CASH            PORTFOLIO --       CLASS I
                               RESERVES FUND        CLASS I       MERGED ASSETS
                               -------------        -------       -------------

Net Assets                       $ 5,278,640      $29,432,845      $34,711,485
Shares Outstanding                 5,278,640       29,523,240       34,801,880
Net Asset Value Per Share        $      1.00      $      1.00      $      1.00

           (b) As of the close of business on January 24, 2003, the Large Capitalization Value Portfolio acquired all of the net assets of the Orbitex Focus 30 Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex 30 Fund on January 3, 2003. The details of which are shown below:

NOTES TO FINANCIAL STATEMENTS

                      AT CLOSE OF BUSINESS JANUARY 24, 2003

                                                                      LARGE
                                                    LARGE         CAPITALIZATION
                                                 CAPITALIZATION       VALUE
                                     ORBITEX          VALUE        PORTFOLIO --
                                  FOCUS 30 FUND -- PORTFOLIO --   CLASS I MERGED
                                      CLASS A        CLASS I          ASSETS
                                      -------        -------          ------

Net Assets                         $    294,433    $ 49,933,638    $ 50,228,071
Unrealized Appreciation
  (Depreciation)                   $   (399,722)   $ (4,794,816)   $ (5,194,538)
Shares Outstanding                       30,383       4,021,739       4,045,453
Net Asset Value Per Share          $       9.69    $      12.42    $      12.42


                                                                      LARGE
                                                    LARGE         CAPITALIZATION
                                                 CAPITALIZATION       VALUE
                                     ORBITEX          VALUE        PORTFOLIO --
                                  FOCUS 30 FUND -- PORTFOLIO --   CLASS B MERGED
                                      CLASS B        CLASS B          ASSETS
                                      -------        -------          ------

Net Assets                         $  1,701,814    $    446,145    $  2,147,959
Unrealized Appreciation
  (Depreciation)                   $   (621,466)   $   (102,907)   $   (724,373)
Shares Outstanding                      179,161          37,189         179,046
Net Asset Value Per Share          $       9.50    $      12.00    $      12.00


                                                                      LARGE
                                                    LARGE         CAPITALIZATION
                                                 CAPITALIZATION       VALUE
                                     ORBITEX          VALUE        PORTFOLIO --
                                  FOCUS 30 FUND -- PORTFOLIO --  CLASS I* MERGED
                                      CLASS D        CLASS I*         ASSETS
                                      -------        -------          ------

Net Assets                         $  4,834,800    $ 50,228,071    $ 55,062,871
Unrealized Appreciation
  (Depreciation)                   $    237,657    $ (5,194,538)   $ (4,956,881)
Shares Outstanding                      494,082       4,045,453       4,434,866
Net Asset Value Per Share          $       9.79    $      12.42    $      12.42

-----------
* Amounts include Focus 30 Fund Class A assets merged into Large Capitalization Value Class I shares.

           (c) As of the close of business on January 24, 2003, the Health & Biotechnology Portfolio acquired all of the net assets of the Orbitex Health & Biotechnology Fund, Orbitex Medical Sciences Fund and the Orbitex Life Sciences and Biotechnology Fund, Inc. (collectively the "Orbitex Funds") pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 17, 2003. The details of which are shown below:

                      AT CLOSE OF BUSINESS JANUARY 24, 2003

                                                               ORBITEX LIFE     HEALTH &
                           ORBITEX HEALTH &   ORBITEX MEDICAL   SCIENCES &    BIOTECHNOLOGY
                          BIOTECHNOLOGY FUND   SCIENCES FUND  BIOTECHNOLOGY PORTFOLIO CLASS A
                              CLASS A             CLASS A       FUND, INC.   MERGED ASSETS
                              -------             -------       ----------   -------------

Net Assets                  $ 25,176,785    $  4,956,005    $  3,943,065    $ 34,075,855
Unrealized Appreciation
  (Depreciation)            $ (6,403,094)   $   (870,997)   $ (1,767,314)   $ (9,041,405)
Shares Outstanding             2,272,706       1,180,943         376,673       3,076,024
Net Asset Value Per Share   $      11.08    $       4.20    $      10.47    $      11.08


                                                                     HEALTH &
                           ORBITEX HEALTH &   ORBITEX MEDICAL      BIOTECHNOLOGY
                          BIOTECHNOLOGY FUND   SCIENCES FUND     PORTFOLIO CLASS B
                              CLASS B             CLASS B         MERGED ASSETS
                              -------             -------         -------------
Net Assets                  $ 39,656,871       $  3,327,524       $ 42,984,395
Unrealized Appreciation
  (Depreciation)            $ (1,067,145)      $ (1,165,254)      $ (2,232,399)
Shares Outstanding             3,661,643            810,636          3,968,883
Net Asset Value Per Share   $      10.83       $       4.10       $      10.83

NOTES TO FINANCIAL STATEMENTS

                                                                        HEALTH &
                                  ORBITEX HEALTH &  ORBITEX MEDICAL   BIOTECHNOLOGY
                                 BIOTECHNOLOGY FUND  SCIENCES FUND  PORTFOLIO CLASS C
                                      CLASS C          CLASS C         MERGED ASSETS

Net Assets                         $ 15,942,400    $     82,203    $ 16,024,603
Unrealized Appreciation
  (Depreciation)                   $ (9,899,837)   $     (8,980)   $ (9,908,817)
Shares Outstanding                    1,471,161          19,858       1,478,746
Net Asset Value Per Share          $      10.84    $       4.14    $      10.84


           (d) As of the close of business on January 3, 2003, the Technology and Communications Portfolio acquired all the net assets of the Orbitex Info-Tech & Communications Fund and the Orbitex Emerging Technology Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003. The details of which are shown below:

                      AT CLOSE OF BUSINESS JANUARY 3, 2003

                                                                  TECHNOLOGY &
                          ORBITEX INFO-TECH & ORBITEX EMERGING   COMMUNICATIONS
                            COMMUNICATIONS    TECHNOLOGY FUND   PORTFOLIO CLASS A
                             FUND CLASS A         CLASS A         MERGED ASSETS
                             ------------         -------         -------------

Net Assets                  $ 10,048,936       $  6,609,827       $ 16,658,763
Unrealized Appreciation
  (Depreciation)            $  9,262,671       $  7,663,662       $ 16,926,333
Shares Outstanding             1,908,344          3,818,139          3,163,583
Net Asset Value Per Share   $       5.27       $       1.73       $       5.27




                                                                  TECHNOLOGY &
                          ORBITEX INFO-TECH & ORBITEX EMERGING   COMMUNICATIONS
                            COMMUNICATIONS    TECHNOLOGY FUND   PORTFOLIO CLASS B
                             FUND CLASS B         CLASS B         MERGED ASSETS
                             ------------         -------         -------------

Net Assets                  $ 13,761,087       $  1,767,376       $ 15,528,463
Unrealized Appreciation
  (Depreciation)            $   (780,479)      $ (7,116,535)      $ (7,897,014)
Shares Outstanding             2,714,243          1,043,630          3,062,840
Net Asset Value Per Share   $       5.07       $       1.69       $       5.07



                                                                  TECHNOLOGY &
                          ORBITEX INFO-TECH & ORBITEX EMERGING   COMMUNICATIONS
                            COMMUNICATIONS    TECHNOLOGY FUND   PORTFOLIO CLASS C
                             FUND CLASS C         CLASS C         MERGED ASSETS
                             ------------         -------         -------------

Net Assets                  $  1,670,600       $     16,265       $  1,686,865
Unrealized Appreciation
  (Depreciation)            $ (7,469,577)      $    (18,373)      $ (7,487,950)
Shares Outstanding               327,533              9,455            330,722
Net Asset Value Per Share   $       5.10       $       1.72       $       5.10


           (e) As of the close of business on January 3, 2003, the Mid Capitalization Portfolio acquired all the net assets of the Orbitex Caterpillar Mid Cap Relative Value Fund and the Orbitex Growth Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003. The details of which are shown below:

                      AT CLOSE OF BUSINESS JANUARY 3, 2003

                             ORBITEX CATERPILLAR
                              MID CAP RELATIVE      ORBITEX      MID CAPITALIZATION
                                  VALUE FUND       GROWTH FUND    PORTFOLIO CLASS A
                                    CLASS A           CLASS A      MERGED ASSETS

Net Assets                        $ 17,248,160     $  5,145,698    $ 22,393,858
Unrealized Appreciation
  (Depreciation)                  $ (2,806,003)    $  1,426,310    $ (1,379,693)
Shares Outstanding                   2,028,600          358,032       2,633,799
Net Asset Value Per Share         $       8.50     $      14.37    $       8.50

NOTES TO FINANCIAL STATEMENTS

                                ORBITEX CATERPILLAR
                                 MID CAP RELATIVE     ORBITEX    MID CAPITALIZATION
                                     VALUE FUND     GROWTH FUND   PORTFOLIO CLASS B
                                       CLASS B       CLASS B        MERGED ASSETS
                                       -------       -------        -------------

Net Assets                          $   190,701     $ 3,616,800     $ 3,807,501
Unrealized Appreciation
  (Depreciation)                    $    (6,837)    $(2,096,464)    $(2,103,301)
Shares Outstanding                       22,510         256,292         449,429
Net Asset Value Per Share           $      8.47     $     14.11     $      8.47


                                ORBITEX CATERPILLAR
                                 MID CAP RELATIVE     ORBITEX    MID CAPITALIZATION
                                     VALUE FUND     GROWTH FUND   PORTFOLIO CLASS C
                                       CLASS C       CLASS C        MERGED ASSETS
                                       -------       -------        -------------


Net Assets                          $    72,317     $   583,313     $   655,630
Unrealized Appreciation
  (Depreciation)                    $    (3,174)    $   (49,493)    $   (52,667)
Shares Outstanding                        8,543          41,234          77,453
Net Asset Value Per Share           $      8.46     $     14.15     $      8.46


           (f) As of the close of business on January 3, 2003, the Energy & Basic Materials Portfolio acquired all the net assets of the Orbitex Energy & Basic Materials Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003.

           (g) As of the close of business on January 3, 2003, the Financial Services Portfolio acquired all the net assets of the Orbitex Financial Services Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003.

7.   SECURITIES LENDING

           Under an agreement with the Bank of New York Co., Inc. ("BONY"), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios' security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BONY to the borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Portfolios. Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred. There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

       At August 31, 2004, the following portfolios had securities on loan:

                                                                       MARKET
                                              MARKET VALUE OF        VALUE OF
PORTFOLIO                                     LOANED SECURITIES     COLLATERAL
---------                                     -----------------     ----------

Large Capitalization Value                      $15,259,614        $15,896,223
Large Capitalization Growth                      10,116,299         10,453,219
Mid Cap                                           6,382,446          6,604,293
Small Capitalization                              5,837,346          5,975,042
Health & Biotechnology                            7,402,081          7,566,261
Technology & Communications                       4,682,602          4,882,412
Investment Quality Bond                           3,862,434          3,912,293

NOTES TO FINANCIAL STATEMENTS

           At August 31, 2004, the percentage of total investment income derived from the investment of cash collateral retained by the lending agent, BONY, was as follows:

                                                  PERCENTAGE OF TOTAL
PORTFOLIO                                         INVESTMENT INCOME

Large Capitalization Value                                0.38%
Large Capitalization Growth                               0.49%
Mid Cap                                                   1.31%
Small Capitalization                                      0.59%
Health & Biotechnology                                    0.63%
Technology & Communications                               5.43%
Investment Quality Bond                                   0.50%

8.     DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

           The tax character of dividends paid during the period ended August 31, 2004 was as follows:

                                 ORDINARY         TAX EXEMPT    LONG TERM
PORTFOLIO                         INCOME           INCOME     CAPITAL GAINS  TOTAL
---------                         ------           ------     -------------  -----

Large Capitalization Value       $   --          $     --     $     --     $    --
Large Capitalization Growth          --                --           --          --
Mid Cap                              --                --           --          --
Small Capitalization                 --                --        430,826     430,826
International Equity                 --                --           --          --
Health & Biotechnology               --                --           --          --
Technology & Communications          --                --           --          --
Energy & Basic Materials             --                --           --          --
Financial Services                   --                --           --          --
Investment Quality Bond           597,785              --        806,500   1,404,285
Municipal Bond                    205,624              --         33,500     239,124
U.S. Government Money Market         --                --         10,050      10,050


           The tax character of dividends paid during the period ended August 31, 2003 was as follows:

                                ORDINARY    TAX EXEMPT    LONG TERM
PORTFOLIO                        INCOME       INCOME    CAPITAL GAINS   TOTAL

Small Capitalization           $     --     $     --     $2,210,000   $2,210,000
Investment Quality Bond           929,092         --        735,000    1,664,092
Municipal Bond                      1,895      269,637       36,870      308,402
U.S. Government Money Market       41,037         --           --         41,037

NOTES TO FINANCIAL STATEMENTS

           As of each of the Portfolio's tax year-end, the components of distributable earnings on a tax basis were as follows:

                                        UNDISTRIBUTED               UNDISTRIBUTED UNDISTRIBUTED   UNREALIZED
                         CAPITAL LOSS     LONG TERM    POST OCTOBER    ORDINARY    TAX EXEMPT    APPRECIATION
PORTFOLIO               CARRY FORWARDS  CAPITAL GAINS LOSS DEFERRALS    INCOME       INCOME     (DEPRECIATION)        TOTAL
---------               --------------  ----------------------------    ------       ------     --------------        -----

Large Capitalization
  Value                $ (13,922,416)   $      --     $      --      $       --     $    --     $   4,233,252    $  (9,689,164)
Large Capitalization
  Growth                 (21,035,204)          --            --              --          --          (646,009)     (21,681,213)
Mid Cap                   (2,607,480)       199,544          --              --          --         2,465,662           57,726
Small Capitalization            --           19,323          --              --          --         5,928,904        5,948,227
International Equity      (8,135,711)          --          (9,933)           --          --           276,236       (7,869,408)
Health &
  Biotechnology         (128,181,249)          --        (923,548)           --          --         3,965,432     (125,139,365)
Technology &
  Communications        (270,427,458)          --            --              --          --         4,143,794     (266,283,664)
Energy & Basic
Materials                 (1,276,182)          --            --              --          --         1,000,236         (275,946)
Financial Services              --          222,529          --              --          --            38,136          260,665
Investment Quality
  Bond                          --           19,373          --           272,359        --           364,897          656,629
Municipal Bond                  --             --          (2,362)           --          --           312,791          310,429
U.S. Government
  Money Market                  (750)          --            --              --          --              --               (750)

           The difference between book basis and tax basis distributable earnings, if any, is due primarily to different book and tax year-ends, the tax deferral of losses on wash sales and the tax deferral of losses incurred after October 31.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              LARGE CAP VALUE PORTFOLIO -- CLASS I SHARES
                                            -------------------------------------------------------------------------------------
                                            YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                             AUGUST 31,         AUGUST 31,         AUGUST 31,        AUGUST 31,        AUGUST 31,
                                              2004(1)             2003(1)            2002              2001               2000
                                              -------             -------            ----              ----               ----

NET ASSET VALUE, BEGINNING OF YEAR          $    14.72         $    13.02        $    19.27       $    18.51        $     20.59
                                            ----------         ----------        ----------       ----------        -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.00)**           (0.01)             0.03             0.06               0.12
Net realized and unrealized gain (loss)           1.77               1.71             (4.63)            1.27              (0.23)
                                            ----------         ----------        ----------       ----------        -----------
Total from investment operations                  1.77               1.70             (4.60)            1.33              (0.11)
                                            ----------         ----------        ----------       ----------        -----------
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income           --                 --                  (0.04)           (0.11)             (0.17)
Distributions from realized gains              --                 --                  (1.61)           (0.46)             (1.80)
                                            ----------         ----------        ----------       ----------        -----------
Total dividends and distributions              --                 --                  (1.65)           (0.57)             (1.97)
                                            ----------         ----------        ----------       ----------        -----------
NET ASSET VALUE, END OF YEAR                $    16.49         $    14.72        $    13.02       $    19.27        $     18.51
                                            ==========         ==========        ==========       ==========        ===========
TOTAL RETURN*                                    12.02%             13.06%           (26.20)%           7.25%             (0.49)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s)              $   56,345         $   56,573        $   57,694       $   76,543        $    75,516
Ratio of net operating expenses
  to average net assets(2)(3)                     1.73%              1.96%             1.42%            1.24%              1.02%
Ratio of net investment income
  to average net assets(2)(3)                    (0.01)%            (0.05)%            0.28%            0.32%              0.68%
Portfolio Turnover Rate                             92%                85%               84%              86%                90%

----------------------------------------------------------------------------------------------------------------------------------



                                                              LARGE CAP VALUE PORTFOLIO -- CLASS I SHARES
                                            -------------------------------------------------------------------------------------
                                            YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED     YEAR ENDED
                                             AUGUST 31,      AUGUST 31,     AUGUST 31,   AUGUST 31,     AUGUST 31,
                                              2004(1)          2003(1)        2002         2001            2000
                                              -------          -------        ----         ----            ----

NET ASSET VALUE, BEGINNING OF YEAR          $    12.75      $    11.38     $  15.12     $  33.61     $     26.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     (0.12)          (0.12)       (0.10)       (0.09)          (0.11)
Net realized and unrealized gain (loss)          (0.76)           1.49        (3.60)      (15.22)           8.40
Total from investment operations                 (0.88)           1.37        (3.70)      (15.31)           8.29
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income           --              --               --           --              --
Distributions from realized gains              --              --             (0.04)       (3.18)          (1.66)
Total dividends and distributions              --              --             (0.04)       (3.18)          (1.66)
NET ASSET VALUE, END OF YEAR                $    11.87      $    12.75     $  11.38     $  15.12     $     33.61
TOTAL RETURN*                                    (6.90)%         12.04%      (24.78)%     (48.49)%         31.45%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s)              $   35,358      $   41,240     $ 44,238     $ 70,129     $   142,600
Ratio of net operating expenses
  to average net assets(2)(4)                     1.66%           2.00%        1.40%        1.24%           0.89%
Ratio of net investment income
  to average net assets(2)(4)                    (0.93)%         (1.07)%      (0.56)%      (0.56)%         (0.35)%
Portfolio Turnover Rate                            129%             60%          32%          36%             33%
----------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)     Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Value
        Portfolio: 1.73% and (0.01)%, respectively, for the year ended August 31, 2004; 1.96% and (0.05)%, respectively, for the year ended August 31, 2003; 1.54% and 0.16%, respectively, for the year ended August 31, 2002; 1.24% and 0.32%, respectively, for the year ended August 31, 2001; and 1.02% and 0.68%, respectively, for the year ended August 31, 2000.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Large Cap Growth
        Portfolio: 1.66% and (0.93%), respectively, for the year ended August 31, 2004; 2.01% and (1.08)%, respectively, for the year ended August 31, 2003; 1.56% and (0.72)%, respectively, for the year ended August 31, 2002; 1.30% and (0.56)%, respectively, for the year ended August 31, 2001; and 0.94% and (0.31)%, respectively, for the year ended August 31, 2000.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**      Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 MID CAP PORTFOLIO -- CLASS I SHARES
                                                             ---------------------------------------------
                                                                                                JANUARY 6,
                                                               YEAR ENDED       PERIOD ENDED   2003(2) TO
                                                               AUGUST 31,        AUGUST 31,     APRIL 30,
                                                                2004(1)           2003(1)       2003(1)
                                                                -------           -------       -------

NET ASSET VALUE, BEGINNING OF YEAR                            $    10.40      $    8.64      $     8.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       (0.08)         (0.02)          (0.02)
Net realized and unrealized gain (loss)                             1.17           1.78            0.05
Total from investment operations                                    1.09           1.76            0.03
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                                --             --              --
Distributions from realized gains                                   --             --              --
Total dividends and distributions                                   --             --              --
NET ASSET VALUE, END OF YEAR                                  $    11.49      $   10.40      $     8.64
TOTAL RETURN*                                                      10.48%         20.37%           0.35%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s)                                $    6,940      $   2,235      $      115
Ratio of net operating expenses to average net assets(3)(4)         1.85%          1.89%           2.00%
Ratio of net investment income to average net assets(3)(4)         (0.65)%        (0.63)%         (0.86)%
Portfolio Turnover Rate                                               76%            19%             71%



                                                              SMALL CAP PORTFOLIO -- CLASS I SHARES
                                           ---------------------------------------------------------------------------
                                             YEAR ENDED      YEAR ENDED       YEAR ENDED    YEAR ENDED     YEAR ENDED
                                              AUGUST 31,      AUGUST 31,      AUGUST 31,     AUGUST 31,     AUGUST 31,
                                               2004(1)          2003(1)         2002            2001          2000
                                               -------          -------         ----            ----          ----

NET ASSET VALUE, BEGINNING OF YEAR          $       11.32     $    10.26     $     12.04     $   12.90     $    10.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        (0.05)         (0.06)         (0.04)         (0.01)         (0.04)
Net realized and unrealized gain (loss)              1.97           1.94          (0.56)          0.30           2.96
Total from investment operations                     1.92           1.88          (0.60)          0.29           2.92
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income              --             --             --             --             --
Distributions from realized gains                   (0.22)         (0.82)         (1.18)         (1.15)         (0.12)
Total dividends and distributions                   (0.22)         (0.82)         (1.18)         (1.15)         (0.12)
NET ASSET VALUE, END OF YEAR                $       13.02     $    11.32     $    10.26     $    12.04     $    12.90
TOTAL RETURN*                                       17.08%         20.00%         (5.43)%         3.40%         29.41%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s)              $      22,532     $   23,838     $   29,037     $   46,249     $   48,275
Ratio of net operating expenses to
  average net assets(3)(5)                           1.61%          1.96%          1.40%          1.30%          1.25%
Ratio of net investment income to
  average net assets(3)(5)                          (0.40)%        (0.62)%        (0.24)%        (0.15)%        (0.37)%
Portfolio Turnover Rate                                11%            20%            17%            96%            59%
-------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)     Commencement of offering.

(3)     Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Mid Cap Portfolio:
        1.85% and (0.65)%, respectively, for the year ended August 31, 2004; 1.89% and (0.63)%, respectively, for the period ended August 31, 2003; and 2.11% and (0.97)%, respectively, for the period ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Small Cap Portfolio:
        1.61% and (0.40)%, respectively, for the year ended August 31, 2004; 1.96% and (0.62)%, respectively, for the year ended August 31, 2003; 1.59% and (0.43)%, respectively, for the year ended August 31, 2002; 1.46% and (0.31)%, respectively, for the year ended August 31, 2001; and 1.26% and (0.38)%, respectively, for the year ended August 31, 2000.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          INTERNATIONAL EQUITY PORTFOLIO --       CLASS I SHARES
                                          -----------------------------------------------------------------------------------
                                           YEAR ENDED         YEAR ENDED     YEAR ENDED         YEAR ENDED        YEAR ENDED
                                            AUGUST 31,        AUGUST 31,      AUGUST 31,        AUGUST 31,       AUGUST 31,
                                              2004(1)          2003(1)          2002              2001             2000
                                              -------          -------          ----              ----             ----

NET ASSET VALUE, BEGINNING OF YEAR          $      7.24      $     7.08       $     9.07       $    15.65       $    13.18
                                            -----------      ----------       ----------       ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    --                (0.02)           (0.01)           (0.04)           (0.01)
Net realized and unrealized gain (loss)            1.52            0.18            (1.98)           (5.29)            2.74
                                            -----------      ----------       ----------       ----------       ----------
Total from investment operations                   1.52            0.16            (1.99)           (5.33)            2.73
                                            -----------      ----------       ----------       ----------       ----------
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income               --              --               --               --              (0.08)
Distributions from realized gains                  --              --               --              (1.25)           (0.18)
                                            -----------      ----------       ----------       ----------       ----------
Total dividends and distributions                  --              --               --              (1.25)           (0.26)
                                            -----------      ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF YEAR                $      8.76      $     7.24       $     7.08       $     9.07       $    15.65
                                            ===========      ==========       ==========       ==========       ==========
TOTAL RETURN*                                     20.99%           2.26%          (22.20)%         (36.08)%          20.72%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s)              $    10,854      $   23,362       $   13,489       $   22,020       $   35,887
Ratio of net operating expenses to
  average net assets(3)(4)                         2.30%           2.30%            1.60%            1.40%            1.28%
Ratio of net investment income to
  average net assets(3)(4)                         0.06%          (0.24)%          (0.06)%          (0.33)%          (0.08)%
Portfolio Turnover Rate                             183%            385%              24%              45%              45%


--------------------------------------------------------------------------------------------------------------------------------

                                                       HEALTH & BIOTECHNOLOGY PORTFOLIO --
                                                                CLASS I SHARES
                                               -------------------------------------------------
                                                                                    JANUARY 27,
                                                YEAR ENDED      PERIOD ENDED        2003(2) TO
                                                AUGUST 31,        AUGUST 31,         APRIL 30,
                                                  2004(1)          2003(1)           2003(1)
                                                  -------          -------           -------

NET ASSET VALUE, BEGINNING OF YEAR             $    11.41        $    11.53        $    11.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        (0.10)            (0.03)            (0.06)
Net realized and unrealized gain (loss)              1.22             (0.09)             0.59
Total from investment operations                     1.12             (0.12)             0.53
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income              --                --                --
Distributions from realized gains                 --                --                --
Total dividends and distributions                 --                --                --
NET ASSET VALUE, END OF YEAR                   $    12.53        $    11.41        $    11.53
TOTAL RETURN*                                        9.82%            (1.04)%            4.82%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s)                 $      956        $      247        $       18
Ratio of net operating expenses to
  average net assets(3)(5)                           2.30%             2.30%             2.30%
Ratio of net investment income to
  average net assets(3)(5)                          (0.83)%           (0.75)%           (1.94)%
Portfolio Turnover Rate                                65%               10%              144%

---------------------------------------------------------------------------------------------------

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)     Commencement of offering.

(3)     Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the International Equity
        Portfolio: 2.44% and (0.08)%, respectively, for the year ended August 31, 2004; 2.50% and (0.44)%, respectively, for the year ended August 31, 2003; 2.09% and (0.55)%, respectively, for the year ended August 31, 2002; 1.67% and (0.60)%, respectively, for the year ended August 31, 2001; and 1.45% and 0.08%, respectively, for the year ended August 31, 2000.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.37% and (0.90)%, respectively, for the year ended August 31, 2004; 2.35% and (0.80)%, respectively, for the period ended August 31, 2003; and 2.30% and (1.94)%, respectively, for the period ended April 30, 2003.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               TECHNOLOGY & COMMUNICATIONS PORTFOLIO --
                                                           CLASS I SHARES
                                             ---------------------------------------------
                                                                               JANUARY 6,
                                              YEAR ENDED      PERIOD ENDED     2003(2) TO
                                              AUGUST 31,       AUGUST 31,       APRIL 30,
                                               2004(1)          2003(1)         2003(1)
                                               -------          -------         -------

NET ASSET VALUE, BEGINNING OF YEAR           $     6.70      $     5.51      $     5.57
                                             ----------      ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.14)          (0.04)          (0.03)
Net realized and unrealized gain (loss)           (0.83)           1.23           (0.03)
                                             ----------      ----------      ----------
Total from investment operations                  (0.97)           1.19           (0.06)
                                             ----------      ----------      ----------
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income            --              --              --
Distributions from realized gains               --              --              --
                                             ----------      ----------      ----------
Total dividends and distributions               --              --              --
                                             ----------      ----------      ----------
NET ASSET VALUE, END OF YEAR                 $     5.73      $     6.70      $     5.51
                                             ==========      ==========      ==========

TOTAL RETURN*                                    (14.48)%         21.60%          (1.08)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s)               $      689      $      190      $       11
Ratio of net operating expenses to
  average net assets(3)(4)                         2.30%           2.30%           2.30%
Ratio of net investment income to
  average net assets(3)(4)                        (2.06)%         (2.17)%         (1.78)%
Portfolio Turnover Rate                              53%             21%            263%

-------------------------------------------------------------------------------------------

                                                ENERGY & BASIC MATERIALS PORTFOLIO --
                                                           CLASS I SHARES
                                             ---------------------------------------------
                                                                               JANUARY 6,
                                              YEAR ENDED      PERIOD ENDED     2003(2) TO
                                              AUGUST 31,       AUGUST 31,       APRIL 30,
                                               2004(1)          2003(1)         2003(1)
                                               -------          -------         -------

NET ASSET VALUE, BEGINNING OF YEAR           $    14.55      $    12.95      $    13.38
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.15)          (0.02)        --
Net realized and unrealized gain (loss)            3.66            1.62           (0.43)
Total from investment operations                   3.51            1.60           (0.43)
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income            --              --              --
Distributions from realized gains               --              --              --
Total dividends and distributions               --              --              --
NET ASSET VALUE, END OF YEAR                 $    18.06      $    14.55      $    12.95

TOTAL RETURN*                                     24.12%          12.36%          (3.21)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s)               $    1,729      $      297      $        3
Ratio of net operating expenses to
  average net assets(3)(5)                         2.30%           2.30%           2.30%
Ratio of net investment income to
  average net assets(3)(5)                        (0.80)%          0.12%          (0.48)%
Portfolio Turnover Rate                              88%             22%            705%

-------------------------------------------------------------------------------------------

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)     Commencement of offering.

(3)     Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Technology & Communications Portfolio: 2.32% and (2.09)%, respectively, for the year ended August 31, 2004; 2.66% and (2.53)%, respectively, for the period ended August 31, 2003; and 2.68% and (2.16)%, respectively, for the period ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 2.93% and (1.43)%, respectively, for the year ended August 31, 2004; 3.97% and (1.55)%, respectively, for the period ended August 31, 2003; and 4.16% and (2.32)%, respectively, for the period ended April 30, 2003.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    FINANCIAL SERVICES PORTFOLIO --
                                                           CLASS I SHARES
                                            -----------------------------------------------
                                                                                JANUARY 6,
                                               YEAR ENDED     PERIOD ENDED     2003(2) TO
                                               AUGUST 31,       AUGUST 31,     APRIL 30,
                                                2004(1)          2003(1)        2003(1)
                                                -------          -------        -------

NET ASSET VALUE, BEGINNING OF YEAR          $      11.04      $     9.97      $    9.93
                                            ------------      ----------      ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       (0.11)          (0.03)       --
Net realized and unrealized gain (loss)             0.76            1.10           0.04
                                            ------------      ----------      ---------
Total from investment operations                    0.65            1.07           0.04
                                            ------------      ----------      ---------
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income             --              --             --
Distributions from realized gains                --              --             --
                                            ------------      ----------      ---------
Total dividends and distributions                --              --             --
                                            ------------      ----------      ---------
NET ASSET VALUE, END OF YEAR                $      11.69      $    11.04      $    9.97
                                            ============      ==========      =========
TOTAL RETURN*                                       5.89%          10.73%          0.40%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year                     $    774,250      $  158,672      $      10
Ratio of net operating expenses to
  average net assets(3)(4)                          2.30%           2.30%          2.30%
Ratio of net investment income to
  average net assets(3)(4)                         (0.87)%         (0.82)%        (0.48)%
Portfolio Turnover Rate                              199%             32%            67%

--------------------------------------------------------------------------------------------------------------



                                                     INVESTMENT QUALITY BOND PORTFOLIO-- CLASS I SHARES
                                            ------------------------------------------------------------------
                                              YEAR ENDED    YEAR ENDED  YEAR ENDED  YEAR ENDED    YEAR ENDED
                                               AUGUST 31,   AUGUST 31,   AUGUST 31,  AUGUST 31,    AUGUST 31,
                                                2004(1)      2003(1)       2002        2001          2000
                                                -------      -------       ----        ----          ----

NET ASSET VALUE, BEGINNING OF YEAR          $     10.52    $   10.71    $  10.43    $     9.90    $     9.88
                                            -----------    ---------    --------    ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.30         0.30        0.48          0.51          0.54
Net realized and unrealized gain (loss)            0.03         0.05        0.33          0.53          0.02
                                            -----------    ---------    --------    ----------    ----------
Total from investment operations                   0.33         0.35        0.81          1.04          0.56
                                            -----------    ---------    --------    ----------    ----------
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income              (0.30)       (0.30)      (0.51)        (0.51)        (0.54)
Distributions from realized gains                 (0.38)       (0.24)      (0.02)         --            --
                                            -----------    ---------    --------    ----------    ----------
Total dividends and distributions                 (0.68)       (0.54)      (0.53)        (0.51)        (0.54)
                                            -----------    ---------    --------    ----------    ----------
NET ASSET VALUE, END OF YEAR                $     10.17    $   10.52    $  10.71    $    10.43    $     9.90
                                            ===========    =========    ========    ==========    ==========
TOTAL RETURN*                                      3.37%        3.42%       8.07%        10.70%         5.83%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s)              $    17,449    $  23,057    $ 30,847    $   40,464    $   33,199
Ratio of net operating expenses to
  average net assets(3)(5)                         1.40%        1.40%       1.24%         1.09%         1.11%
Ratio of net investment income to
  average net assets(3)(5)                         2.97%        2.88%       4.85%         4.92%         5.47%
Portfolio Turnover Rate                              33%          66%         46%           52%           52%

--------------------------------------------------------------------------------------------------------------

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)     Commencement of offering.

(3)     Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Financial Services
        Portfolio: 3.13% and (1.69)%, respectively, for the year ended August 31, 2004; 2.30% and (0.82)%, respectively, for the period ended August 31, 2003; and 2.30% and (0.48)%, respectively, for the period ended April 30, 2003.

(5) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 1.81% and 2.55%, respectively, for the year ended August 31, 2004; 1.70% and 2.58%, respectively, for the year ended August 31, 2003; 1.46% and 4.63%, respectively, for the year ended August 31, 2002; 1.24% and 4.92%, respectively, for the year ended August 31, 2001; and 1.16% and 5.51%, respectively, for the year ended August 31, 2000.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       MUNICIPAL BOND PORTFOLIO --CLASS I SHARES
                                            --------------------------------------------------------------------
                                            YEAR ENDED   YEAR ENDED    YEAR ENDED      YEAR ENDED    YEAR ENDED
                                            AUGUST 31,   AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                             2004(1)       2003(1)         2002          2001           2000
                                             -------       -------         ----          ----           ----

NET ASSET VALUE, BEGINNING OF YEAR          $ 10.31       $  10.63       $ 10.65       $  10.09       $  10.00
                                            -------       --------       -------       --------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   0.34           0.35          0.39           0.42           0.43
Net realized and unrealized gain (loss)        0.25          (0.21)         0.02           0.56           0.15
                                            -------       --------       -------       --------       --------
Total from investment operations               0.59           0.14          0.41           0.98           0.58
                                            -------       --------       -------       --------       --------
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income          (0.34)         (0.35)        (0.41)         (0.42)         (0.43)
Distributions from realized gains             (0.06)         (0.11)        (0.02)          --            (0.06)
                                            -------       --------       -------       --------       --------
Total dividends and distributions             (0.40)         (0.46)        (0.43)         (0.42)         (0.49)
                                            -------       --------       -------       --------       --------
NET ASSET VALUE, END OF YEAR                $ 10.50       $  10.31       $ 10.63       $  10.65       $  10.09
                                            =======       ========       =======       ========       ========
TOTAL RETURN*                                  5.86%          1.30%         4.01%          9.96%          6.08%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s)              $ 7,892       $  5,766       $ 9,681       $ 11,874       $ 10,021
Ratio of net operating expenses to
  average net assets(2)(3)                     1.40%          1.40%         1.27%          1.20%          1.20%
Ratio of net investment income to
  average net assets(2)(3)                     3.24%          3.30%         3.95%          4.08%          4.43%
Portfolio Turnover Rate                          29%            11%           48%            21%            12%

----------------------------------------------------------------------------------------------------------------


                                                 U.S. GOVERNMENT MONEY MARKET PORTFOLIO -- CLASS I SHARES
                                            ----------------------------------------------------------------
                                             YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                             AUGUST 31,    AUGUST 31,    AUGUST 31,  AUGUST 31,   AUGUST 31,
                                              2004(1)       2003(1)        2002        2001         2000
                                              -------       -------        ----        ----         ----

NET ASSET VALUE, BEGINNING OF YEAR          $   1.00      $   1.00      $   1.00     $   1.00     $   1.00
                                            --------      --------      --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   (0.00)**       0.00**        0.01         0.04         0.05
Net realized and unrealized gain (loss)          --            --            --           --           --
                                            --------      --------      --------     --------     --------
Total from investment operations               (0.00)**       0.00**        0.01         0.04         0.05
                                            --------      --------      --------     --------     --------
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income             --          (0.00)**      (0.01)       (0.04)       (0.05)
Distributions from realized gains              (0.00)**        --            --           --           --
                                            --------      --------      --------     --------     --------
Total dividends and distributions              (0.00)**      (0.00)**      (0.01)       (0.04)       (0.05)
                                            --------      --------      --------     --------     --------
NET ASSET VALUE, END OF YEAR                $   1.00      $   1.00      $   1.00     $   1.00     $   1.00
                                            ========      ========      ========     ========     ========
TOTAL RETURN*                                   0.04%         0.12%         1.61%        4.52%        4.96%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s)              $ 22,247      $ 28,979      $ 37,481     $ 41,081     $ 35,605
Ratio of net operating expenses to
  average net assets(2)(4)                      1.09%         1.23%         1.17%        1.06%        1.04%
Ratio of net investment income to
  average net assets(2)(4)                      0.00%         0.12%         1.21%        4.40%        4.82%
Portfolio Turnover Rate                          N/A           N/A           N/A          N/A          N/A

----------------------------------------------------------------------------------------------------------------

(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)     Annualized for periods less than one year.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the Municipal Bond
        Portfolio: 1.90% and 2.73%, respectively, for the year ended August 31, 2004; 2.07% and 2.63%, respectively, for the year ended August 31, 2003; 2.40% and 2.82%, respectively, for the year ended August 31, 2002; 1.74% and 4.08%, respectively, for the year ended August 31, 2001; and 1.62% and 4.01%, respectively, for the year ended August 31, 2000.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC or credits earned on custodian cash balances offsetting certain expenses, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.74% and (0.65)%, respectively, for the year ended August 31, 2004; 1.72% and (0.37)%, respectively, for the year ended August 31, 2003; 1.48% and 0.90%, respectively, for the year ended August 31, 2002; 1.07% and 4.40%, respectively, for the year ended August 31, 2001; and 1.04% and 4.82%, respectively, for the year ended August 31, 2000.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**      Per share amount represents less than $0.01 per share.

REPORT OF REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
The Saratoga Advantage Trust

           We have audited the accompanying statement of assets and liabilities of Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Cap Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio and U.S. Government Money Market Portfolio (each a series of The Saratoga Advantage Trust), including the schedules of investments, as of August 31, 2004, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended, the year or period ended August 31, 2003 and the year or period ended April 30, 2003. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years or periods in the period ended August 31, 2002 and April 30, 2002 have been audited by other auditors, whose report dated October 9, 2002 and June 26, 2002 expressed an unqualified opinion on such financial highlights.

           We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the twelve portfolios of The Saratoga Advantage Trust as of August 31, 2004, the results of their operations, the changes in their net assets and their financial highlights for the year or periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

                                                         TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 12, 2004

SUPPLEMENTAL INFORMATION (UNAUDITED)

           Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

           This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2004 through August 31, 2004.

           ACTUAL EXPENSES: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid" to estimate the expenses paid on the account during the period.

                                            BEGINNING         ENDING       EXPENSE PAID
                                          ACCOUNT VALUE -- ACCOUNT VALUE --  3/1/2004-   EXPENSE RATIO
                                             3/1/2004        8/31/2004      8/31/2004*   [ANNUALIZED]
                                             --------        ---------      ----------   ------------
ACTUAL EXPENSES -- TABLE 1:

Large Capitalization Value -- Class I     $   1,000.00      $  968.90      $    8.56         1.73%
Large Capitalization Value -- Class B         1,000.00         963.70          13.48         2.73
Large Capitalization Value -- Class C         1,000.00         963.70          13.48         2.73
Large Capitalization Growth -- Class I        1,000.00         893.80           7.90         1.66
Large Capitalization Growth -- Class B        1,000.00         888.90          12.63         2.66
Large Capitalization Growth -- Class C        1,000.00         889.20          12.63         2.66
Mid Capitalization -- Class I                 1,000.00         959.90           9.11         1.85
Mid Capitalization -- Class A                 1,000.00         958.10          11.07         2.25
Mid Capitalization -- Class B                 1,000.00         955.10          14.01         2.85
Mid Capitalization -- Class C                 1,000.00         955.00          14.01         2.85
Small Capitalization -- Class I               1,000.00       1,025.20           8.20         1.61
Small Capitalization -- Class B               1,000.00       1,020.90          13.26         2.61
Small Capitalization -- Class C               1,000.00       1,020.80          13.26         2.61
International Equity -- Class I               1,000.00         950.10          11.27         2.30
International Equity -- Class B               1,000.00         946.60          16.15         3.30
International Equity -- Class C               1,000.00         946.50          16.15         3.30
Health & Biotechnology -- Class I             1,000.00         978.10          11.44         2.30
Health & Biotechnology -- Class A             1,000.00         975.80          13.41         2.70
Health & Biotechnology -- Class B             1,000.00         973.50          16.37         3.30
Health & Biotechnology -- Class C             1,000.00         972.70          16.36         3.30
Technology & Communications -- Class I        1,000.00         794.70          10.38         2.30
Technology & Communications -- Class A        1,000.00         793.90          12.17         2.70
Technology & Communications -- Class B        1,000.00         790.40          14.85         3.30
Technology & Communications -- Class C        1,000.00         791.60          14.86         3.30
Energy & Basic Materials -- Class I           1,000.00       1,050.00          11.85         2.30
Energy & Basic Materials -- Class A           1,000.00       1,047.90          13.90         2.70
Energy & Basic Materials -- Class B           1,000.00       1,044.50          16.96         3.30
Energy & Basic Materials -- Class C           1,000.00       1,045.70          16.97         3.30
Financial Services -- Class I                 1,000.00         928.50          11.15         2.30
Financial Services -- Class A                 1,000.00         926.70          13.08         2.70
Financial Services -- Class B                 1,000.00         924.30          15.96         3.30
Financial Services -- Class C                 1,000.00         924.30          15.96         3.30
Investment Quality Bond -- Class I            1,000.00       1,007.60           7.06         1.40
Investment Quality Bond -- Class B            1,000.00       1,001.60          12.08         2.40
Investment Quality Bond -- Class C            1,000.00       1,002.60          12.08         2.40
Municipal Bond -- Class I                     1,000.00         999.70           7.04         1.40
Municipal Bond -- Class B                     1,000.00         994.80          12.03         2.40
Municipal Bond -- Class C                     1,000.00         994.70          12.03         2.40
U.S. Government Money Market -- Class I       1,000.00       1,000.30           5.48         1.09
U.S. Government Money Market -- Class B       1,000.00       1,000.30          10.51         2.09
U.S. Government Money Market -- Class C       1,000.00       1,000.20          10.51         2.09

           HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

                                            BEGINNING         ENDING       EXPENSE PAID
                                          ACCOUNT VALUE -- ACCOUNT VALUE -- 3/1/2004-   EXPENSE RATIO
                                              3/1/2004      8/31/2004      8/31/2004*   [ANNUALIZED]
HYPOTHETICAL
[5% RETURN BEFORE EXPENSES] -- TABLE 2:

Large Capitalization Value -- Class I     $   1,000.00    $   1,016.44    $    8.77       1.73%
Large Capitalization Value -- Class B         1,000.00        1,011.41        13.80       2.73
Large Capitalization Value -- Class C         1,000.00        1,011.41        13.80       2.73
Large Capitalization Growth -- Class I        1,000.00        1,016.79         8.42       1.66
Large Capitalization Growth -- Class B        1,000.00        1,011.76        13.45       2.66
Large Capitalization Growth -- Class C        1,000.00        1,011.76        13.45       2.66
Mid Capitalization -- Class I                 1,000.00        1,015.84         9.37       1.85
Mid Capitalization -- Class A                 1,000.00        1,013.83        11.39       2.25
Mid Capitalization -- Class B                 1,000.00        1,010.81        14.41       2.85
Mid Capitalization -- Class C                 1,000.00        1,010.81        14.41       2.85
Small Capitalization -- Class I               1,000.00        1,017.04         8.16       1.61
Small Capitalization -- Class B               1,000.00        1,012.02        13.20       2.61
Small Capitalization -- Class C               1,000.00        1,012.02        13.20       2.61
International Equity -- Class I               1,000.00        1,013.57        11.64       2.30
International Equity -- Class B               1,000.00        1,008.55        16.66       3.30
International Equity -- Class C               1,000.00        1,008.55        16.66       3.30
Health & Biotechnology -- Class I             1,000.00        1,013.57        11.64       2.30
Health & Biotechnology -- Class A             1,000.00        1,011.56        13.65       2.70
Health & Biotechnology -- Class B             1,000.00        1,008.55        16.66       3.30
Health & Biotechnology -- Class C             1,000.00        1,008.55        16.66       3.30
Technology & Communications -- Class I        1,000.00        1,013.57        11.64       2.30
Technology & Communications -- Class A        1,000.00        1,011.56        13.65       2.70
Technology & Communications -- Class B        1,000.00        1,008.55        16.66       3.30
Technology & Communications -- Class C        1,000.00        1,008.55        16.66       3.30
Energy & Basic Materials -- Class I           1,000.00        1,013.57        11.64       2.30
Energy & Basic Materials -- Class A           1,000.00        1,011.56        13.65       2.70
Energy & Basic Materials -- Class B           1,000.00        1,008.55        16.66       3.30
Energy & Basic Materials -- Class C           1,000.00        1,008.55        16.66       3.30
Financial Services -- Class I                 1,000.00        1,013.57        11.64       2.30
Financial Services -- Class A                 1,000.00        1,011.56        13.65       2.70
Financial Services -- Class B                 1,000.00        1,008.55        16.66       3.30
Financial Services -- Class C                 1,000.00        1,008.55        16.66       3.30
Investment Quality Bond -- Class I            1,000.00        1,018.10         7.10       1.40
Investment Quality Bond -- Class B            1,000.00        1,013.07        12.14       2.40
Investment Quality Bond -- Class C            1,000.00        1,013.07        12.14       2.40
Municipal Bond -- Class I                     1,000.00        1,018.10         7.10       1.40
Municipal Bond -- Class B                     1,000.00        1,013.07        12.14       2.40
Municipal Bond -- Class C                     1,000.00        1,013.07        12.14       2.40
U.S. Government Money Market -- Class I       1,000.00        1,019.66         5.53       1.09
U.S. Government Money Market -- Class B       1,000.00        1,014.63        10.58       2.09
U.S. Government Money Market -- Class C       1,000.00        1,014.63        10.58       2.09


* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the days in reporting period).

BOARD OF TRUSTEES & OFFICERS

           The Trust is governed by a Board of Trustees, which oversees the Portfolios' operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

           The Trust's Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

INTERESTED TRUSTEES

                                                                                                       NUMBER OF
                                                  TERM/                                                PORTFOLIOS IN     OTHER
                                                  LENGTH OF                                            FUND COMPLEX      DIRECTOR-
                           POSITION(S) HELD       TIME             PRINCIPAL OCCUPATION(S)             OVERSEEN BY       SHIPS HELD
NAME, AGE AND ADDRESS      WITH TRUST             SERVED           DURING PAST 5 YEARS                 TRUSTEE           BY TRUSTEE
---------------------      ----------             ------           -------------------                 -------           ----------


Bruce E. Ventimiglia, 49   President,             Since 1994       Chairman, President and Chief       12 Portfolios     None
1101 Stewart Avenue,       CEO, and                                Executive Officer of Saratoga
Suite 207                  Chairman of                             Capital Management, LLC
Garden City, NY 11530      the Board of
                           Trustees*
Richard E. Stierwalt, 50   Trustee                Since 2003       President, Chief Executive          12 Portfolios     None
Metro Center,                                                      Officer and Director, Orbitex
1 Station Place,                                                   Financial Services Group, Inc.
Suite 30                                                           (1998-2003); Trustee, Orbitex
Stamford, CT 06902                                                 Life Sciences & Biotechnology
                                                                   Fund, Inc. (2000-2003);
                                                                   Trustee, Orbitex Group of
                                                                   Funds (1998-2003)




INDEPENDENT TRUSTEES
                                                                                                      NUMBER OF
                                                                                                       NUMBER OF
                                                  TERM/                                                PORTFOLIOS IN     OTHER
                                                  LENGTH OF                                            FUND COMPLEX      DIRECTOR-
                           POSITION(S) HELD       TIME             PRINCIPAL OCCUPATION(S)             OVERSEEN BY       SHIPS HELD
NAME, AGE AND ADDRESS      WITH TRUST             SERVED           DURING PAST 5 YEARS                 TRUSTEE           BY TRUSTEE
---------------------      ----------             ------           -------------------                 -------           ----------

Patrick H. McCollough, 62    Trustee              Since 1994       Partner with the law firm of       12 Portfolios      None
101 S. Washington Square,                                          Kelly Cawthorne
9th Floor
Lansing, MI 48933
Udo Koopmann, 63             Trustee              Since 1997       Retired                            12 Portfolios      None
11500 Governor's Drive
Chapel Hill, NC 27517
Floyd E. Seal, 55            Trustee              Since 1997       Chief Executive Officer and        12 Portfolios      None
7565 Industrial Court                                              50% owner of TARAHILL,
Alpharetta, GA 30004                                               INC., d.b.a. Pet Goods
                                                                   Manufacturing & Imports,
                                                                   Alpharetta, GA; Partner of
                                                                   S&W Management, Gwinnet,
                                                                   GA


INDEPENDENT TRUSTEES (CONTINUED)


                                                                                                       NUMBER OF
                                                  TERM/                                                PORTFOLIOS IN     OTHER
                                                  LENGTH OF                                            FUND COMPLEX      DIRECTOR-
                           POSITION(S) HELD       TIME             PRINCIPAL OCCUPATION(S)             OVERSEEN BY       SHIPS HELD
NAME, AGE AND ADDRESS      WITH TRUST             SERVED           DURING PAST 5 YEARS                 TRUSTEE           BY TRUSTEE
---------------------      ----------             ------           -------------------                 -------           ----------

William B. Blundin, 67     Trustee                Since 2003      Since 1997, Founder and             12 Portfolios      Director of
138 East 65th Street                                              Principal, Bransford                                   the
New York, NY 10021                                                Investment Partners (private                           Conestoga
                                                                  asset management company)                              Funds;
                                                                                                                         Director of
                                                                                                                         the
                                                                                                                         Higgins
                                                                                                                         Company
                                                                                                                         (privately
                                                                                                                         owned
                                                                                                                         mineral
                                                                                                                         company);
                                                                                                                         and
                                                                                                                         Director of
                                                                                                                         the
                                                                                                                         DuNord Land
                                                                                                                         Company
                                                                                                                         (privately
                                                                                                                         owned
                                                                                                                         mineral
                                                                                                                         company)
Stephen H. Hamrick, 52     Trustee                Since 2003      President, Carey Financial          12 Portfolios      Director,
50 Rockefeller Plaza                                              Corp. (1994-present) (Broker-                          Duroplas
New York, NY 10020                                                Dealer); Managing Director,                            Corp. (1999
                                                                  W.P. Carey & Co. (2001-                                -present)
                                                                  present) (Real Estate                                  (Manufac-
                                                                  Investment Banking; Director),                         turer)
                                                                  Director, Orbitex Life
                                                                  Sciences & Biotechnology
                                                                  Fund, Inc. (2000-2003);
                                                                  Director, Orbitex Group of
                                                                  Funds (2000-2003)

OFFICERS

                                                                                                       NUMBER OF
                                                  TERM/                                                PORTFOLIOS IN     OTHER
                                                  LENGTH OF                                            FUND COMPLEX      DIRECTOR-
                           POSITION(S) HELD       TIME             PRINCIPAL OCCUPATION(S)             OVERSEEN BY       SHIPS HELD
NAME, AGE AND ADDRESS      WITH TRUST             SERVED           DURING PAST 5 YEARS                 TRUSTEE           BY TRUSTEE
---------------------      ----------             ------           -------------------                 -------           ----------


Stephen Ventimiglia, 48    Vice President         Since 1994      Vice Chairman and Chief             12 Portfolios      None
1101 Stewart Avenue,       And Secretary*                         Investment Officer of Saratoga
Suite 207                                                         Capital Management, LLC
Garden City, NY 11530
Mark S. Marrone, 35        Treasurer and          Since 2003      Chief Financial Officer             12 Portfolios      None
1101 Stewart Avenue,       Chief Financial                        (2003) and National Marketing
Suite 207                  Officer                                Manager (2002-2003) of
Garden City, NY 11530                                             Saratoga Capital Management,
                                                                  LLC; Senior Market Manager,
                                                                  CPA2BIZ, (2001); Director of
                                                                  Marketing, deltathree (2000-
                                                                  2001); Senior Marketing
                                                                  Manager, MetLife (1998-2000)
-----------------------------------------------------------------------------------------------------------------------------------

* Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

                                  THE SARATOGA
                                 ADVANTAGE TRUST
                 PRIVACY POLICY FOR THE SARATOGA ADVANTAGE TRUST

           The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in the distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

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


















                      THIS PAGE INTENTIONALLY LEFT BLANK.

                     HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Portfolios voted proxies relating to portfolio securities during the period ended June 30, 2004 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888 672-4839 or by referring to the Security and Exchange Commission's ("SEC") website at HTTP://WWW.SEC.GOV.

           HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at HTTP://WWW.SEC.GOV and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888 672-4839.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

         (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
         (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
         (3) Compliance with applicable governmental laws, rules, and regulations;
         (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
         (5)      Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) The registrant's board of trustees has determined that Floyd E. Seal and Udo
W. Koopmann are independent audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      AUDIT FEES
                                    REGISTRANT                ADVISOR
         FY 08/31/04                $175,000.00               $6,000.00
         FY 08/31/03                $133,000.00               N/A
         FY 04/30/03                $69,000.00                N/A


(b)      AUDIT-RELATED FEES
                                    REGISTRANT                ADVISOR
         FYE 08/31/04               $0.00                     $0.00
         FYE 08/31/03               $0.00                     N/A
         FYE 04/30/03               $0.00                     N/A

(c)      TAX FEES
                                    REGISTRANT                ADVISOR
         FYE 08/31/04               $24,000.00                $4,000.00
         FYE 08/31/03               $24,000.00                N/A
         FYE 04/30/03               $10,000.00                N/A

         Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)      ALL OTHER FEES
                                    REGISTRANT                ADVISOR
         FYE 08/31/04               $0.00                     $0.00
         FYE 08/31/03               $0.00                     N/A
         FYE 04/30/03               $0.00                     N/A

 (e)     (1)      AUDIT COMMITTEE'S PRE-APPROVAL POLICIES

                   The registrant's Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant's Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.


         (2)      PERCENTAGES OF SERVICES APPROVED BY THE AUDIT COMMITTEE

                                            REGISTRANT                 ADVISOR

                  Audit-Related Fees:       N/A                         N/A
                  Tax Fees:                 100.00%                    100.00%
                  All Other Fees:           N/A                         N/A

(f) During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                           REGISTRANT                ADVISOR

         FYE 08/31/2004    $24,000.00               $4,000.00
         FYE 08/31/2003    $24,000.00               N/A
         FYE 04/30/2003    $10,000.00               N/A

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES. Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS.   See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS. Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable to open-end investment companies.

ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDER.   None.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of August 31, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THE SARATOGA ADVANTAGE TRUST

By (Signature and Title)
*                          /S/ BRUCE E. VENTIMIGLIA
 -------------------------------------------------------------------------------
           Bruce E. Ventimiglia, President and Chief Executive Officer

Date                                11/10/04
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
*        /S/ MARK S. MARRONE
 -------------------------------------------------------------------------------
         Mark S. Marrone, Treasurer and Chief Financial Officer

Date                                11/10/04
    ----------------------------------------------------------------------------

By (Signature and Title)
*        /S/ BRUCE E. VENTIMIGLIA
 -------------------------------------------------------------------------------
         Bruce E. Ventimiglia, President and Chief Executive Officer

Date                                11/10/04
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.